          As filed with the Securities and Exchange Commission on April 20, 2010

                                            1933 Act Registration No. 333-141769

                                             1940 Act Registration No. 811-09257

                                                              CIK No. 0001081039
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 4

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 32

     LLANY Separate Account S for Flexible Premium Variable Life Insurance
                           (Exact Name of Registrant)

                          Lincoln Corporate Variable 5
                        Lincoln Corporate Commitment VUL

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2009 was filed March 23, 2010.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/X/ on May 1, 2010 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 22, 2009.

         SUPPLEMENT DATED MAY 1, 2010 TO PROSPECTUSES DATED MAY 1, 2010

        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
    PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

          LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
                 PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

     LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
             PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

           ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

   - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
       (Formerly Brandes International Equity Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
       (Formerly Business Opportunity Value Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -   M CAPITAL APPRECIATION FUND: Maximum capital appreciation.
       (Subadvised by Frontier Capital Management Company LLC)
       (Formerly Frontier Capital Appreciation Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -   M LARGE CAP GROWTH FUND: Long-term capital appreciation.
       (Subadvised by Turner Investment Partners, Inc.)
       (Formerly Turner Core Growth Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                        Prospectus 1

LLANY Separate Account S for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Lincoln Executive Benefits

350 Church Street - MEM4

Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     The policy described in this prospectus is available only in New York.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectuses which are furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2010

                                 Table of Contents





Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        15
    Voting Rights...............................        16
POLICY CHARGES AND FEES.........................        16
    Premium Load; Net Premium Payment...........        17
    Surrender Charges...........................        17
    Partial Surrender Fee.......................        17
    Transfer Fee................................        18
    Mortality and Expense Risk Charge...........        18
    Cost of Insurance Charge....................        18
    Administrative Fee..........................        18
    Policy Loan Interest........................        19
    Rider Charges...............................        19
    Case Exceptions.............................        19
YOUR INSURANCE POLICY...........................        19
    Application.................................        20
    Owner.......................................        21
    Right to Examine Period.....................        21
    Initial Specified Amount....................        21
    Transfers...................................        22
    Market Timing...............................        22
    Dollar Cost Averaging.......................        24
    Automatic Rebalancing.......................        24
    Riders......................................        24


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        30
    Paid-Up Nonforfeiture Option................        30
    Coverage Beyond Maturity....................        30
    Termination of Coverage.....................        31
    State Regulation............................        31
PREMIUMS........................................        31
    Allocation of Net Premium Payments..........        31
    Planned Premiums; Additional Premiums.......        31
    Life Insurance Qualification................        32
    Policy Values...............................        32
DEATH BENEFITS..................................        33
    Death Benefit Options.......................        33
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        34
    Death Benefit Proceeds......................        35
POLICY SURRENDERS...............................        35
    Partial Surrender...........................        35
POLICY LOANS....................................        36
POLICY LAPSE....................................        37
    Reinstatement of a Lapsed Policy............        37
TAX ISSUES......................................        37
    Taxation of Life Insurance Contracts in
      General...................................        37
    Policies That Are MECs......................        38
    Policies That Are Not MECs..................        39
    Other Considerations........................        40
    Fair Market Value of Your Policy............        40
    Tax Status of Lincoln Life..................        41
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        41
LEGAL PROCEEDINGS...............................        41
FINANCIAL STATEMENTS............................        41
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        42

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.


Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.




Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.


Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                              Table I: Transaction Fees
                                           When Charge                                     Amount
           Charge                          is Deducted                                    Deducted
 Maximum sales charge             When you pay a premium.            5.0% of each premium payment.
 imposed on premiums
 Premium Tax                      When you pay a premium.            A maximum of 5.0% of each premium payment.
 Deferred Acquisition Cost        When you pay a premium.            1.0% of each premium payment.
 (DAC) Tax
 Surrender Charge                 Upon full surrender of your        There is no charge for surrendering your policy.
                                  policy.
 Partial Surrender Fee            When you take a partial            There is no charge for a partial surrender.
                                  surrender of your policy.

                                   Table I: Transaction Fees
                                     When Charge                             Amount
       Charge                        is Deducted                            Deducted
 Fund Transfer Fee        Applied to any transfer request        Guaranteed not to exceed $25.
                          in excess of 24 made during
                          any Insured Employee
                          Coverage Duration.


Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
  Employee                                         rate is $0.38 per $1,000 of net amount at risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   specified amount to a minimum of $0.00 per
                                                   $1,000 of specified amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative Insured                           additional monthly charge is $0.06 per $1,000 of
  Employee                                         specified amount.
 Policy Loan Interest           Annually           The annual rate charged against the loan balance
                                                   will be the greater of 3.5%, or Moody's
                                                   Investors Service, Inc. Corporate Bond Yield
                                                   Average - Monthly Average Corporates for the
                                                   calendar month which ends two months prior to
                                                   the policy anniversary.


             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Term Insurance Rider*          Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
  Employee                                         rate is $0.38 per $1,000 of net amount at risk.
  Enhanced Surrender            N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit            N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured             N/A                There is no charge for this rider.
  Rider


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        5.09% 1         0.32%
 (12b-1) fees, and other expenses.




  1 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.65%. These waivers and reductions generally extend through April 30, 2011 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


LLANY Separate Account S for Flexible Premium Variable Life Insurance (Separate Account) is a Separate Account of the Company which was established on March 2, 1999. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the New York State Insurance Department.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. Broker-dealer firms distributing the policy enter into selling agreements with the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 50% of first year premium and 20% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for, including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.



Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth.


   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Income and Growth Fund (Class I): Capital growth; income is secondary. This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

   o Inflation Protection Fund (Class II): Long-term total return.

     This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.


   o International Fund (Class I): Capital appreciation.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


   o Global Allocation V.I. Fund (Class I): High total return.


Delaware VIP Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation.

   o High Yield Series (Standard Class): Total return.

     This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.

   o Limited-Term Diversified Income Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.


   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


*Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.



DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

   o DWS Small Cap Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.


   o Asset Manager Portfolio (Service Class): High total return.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Franklin U.S. Government Fund, and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Current income.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

   o Franklin U.S. Government Fund (Class 1): Income.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.


   o Templeton Global Bond Securities Fund (Class 1): High current income.


   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


Janus Aspen Series, advised by Janus Capital Management LLC.

   o Flexible Bond Portfolio (Service Shares): Maximum total return.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.
     (Subadvised by BlackRock Financial Management, Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.

     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)*
     This fund will be available on or about May 17, 2010. Consult your financial advisor.

   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.


   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
     (Subadvised by J.P. Morgan Investment Management, Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.


   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income (Subadvised by Metropolitan West Capital Management)
     (formerly LVIP FI Equity-Income Fund)


   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Growth and income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)

*Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial Services Company

   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC


   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

   o Regency Portfolio (I Class): Long-term growth.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.



PIMCO Variable Insurance Trust, advised by PIMCO


   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

(2) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP 2030 Wilshire Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.

Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges. Certain charges vary based on Insured Employee Coverage Duration, which is each twelve-month period, beginning on the date of issue of initial coverage on any Insured Employee.

The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a portion from each premium payment. This amount, referred to as "premium load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The premium payment, after deduction of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

Sales Charge.  The current sales charge ranges are:



                          Portion of Premium        Portion of Premium
  Insured Employee            Paid up to            Paid greater than
 Coverage Duration          Target Premium            Target Premium
-------------------      --------------------      -------------------
         1                      3.5%                      0.5%
         2                      3.0%                      0.5%
         3                      2.0%                      0.5%
        4-7                     1.0%                      0.5%
         8+                     0.5%                      0.5%

The sales charge is guaranteed to be no higher than 5.0% of the total premium paid in any Insured Employee Coverage Duration.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each premium payment.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each premium payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.



Surrender Charges

There are no surrender charges for your policy.



Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.

Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Insured Employee Coverage Duration.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insured Employee may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



  Insured Employee        Annualized Mortality
 Coverage Duration        Expense Risk Charge
-------------------      ---------------------
        1-10                  0.10%-0.40%
       11-20                  0.10%-0.20%
    21 and after                 0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge


A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the Policy's total account value. Because the total account value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the total account value from the death benefit at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the Insured Employee. Please note that it will generally increase each policy year as the Insured Employee ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee

The monthly administrative fee as of the date of policy issue is $6.00 per month in all Insured Employee Coverage Durations. The Company may change this fee after the first Insured Employee Coverage Duration based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of specified amount that varies with the insured employee's age. This charge will never exceed $0.17 per $1,000 of specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the policy anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the policy is issued.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the insured employee, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the Insured Employee. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.



Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the Insured Employee. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the Insured Employee and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured Employee will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the policy until we have received the request in "good order" at our Home Office. "Good order"means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed Insured Employee and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed Insured Employee. Based on our review of medical information about the proposed Insured Employee, if required, we may decline to provide insurance, or we may place the proposed Insured Employee in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured Employee's age, underwriting category, the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured Employee is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured Employee.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the Insured Employee is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.




Right to Examine Period

You may return your policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.




Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.

Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Insured Employee Coverage Duration without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per Insured Employee Coverage Duration.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the policy anniversary. The transfer will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature"restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Dollar Cost Averaging


Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your policy is in force.


By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:


1) if the value in the money market Sub-Account is insufficient to complete the next transfer;


2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered.



Automatic Rebalancing

You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Change of Insured Rider. With this rider, you may name a new Insured Employee in place of the current Insured Employee. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured Employee may differ from charges applicable to the current Insured Employee. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age
100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the monthly deductions, and is based on the Insured Employee's premium class, issue age and the number of Insured Employee Coverage Durations elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

Enhanced Surrender Value Rider. The policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the policy only with Lincoln's consent. There is no cost for this rider.

This rider provides two additional benefits:

(a) surrender value benefit: an extra benefit in the event of a full surrender of the policy, and

(b) expense reduction benefit: a reduction in expense charges and fees in the policy.

A. Surrender value benefit:

Under this rider, the full surrender value of the policy will equal:

(a) the policy value on the date of surrender; less

(b) the loan balance plus any accrued interest; plus

(c) the surrender value benefit.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

(a) is the target enhancement amount; and

(b) is the maximum enhancement amount.

Target enhancement amount. On any monthly deduction day, the target enhancement amount is equal to the target surrender value less the total account value of the policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each monthly deduction day, the target surrender value will be calculated as (1), plus (2), plus (3), minus (4), where:

(1) is the target surrender value on the immediately preceding monthly deduction day.

(2) is all premiums received since the immediately preceding monthly deduction day.

(3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

(4) is the amount of any partial surrenders since the immediately preceding monthly deduction day.

On the date of issue, the target surrender value will be the initial premium received. On any day other than the date of issue or a monthly deduction day, the target surrender value will be the target surrender value as of the preceding monthly deduction day, plus all premiums received and less any partial surrenders taken since the preceding monthly deduction day.

Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:



  Insured Employee          Target           Insured Employee          Target
 Coverage Duration        Yield Rate        Coverage Duration        Yield Rate
-------------------      ------------      -------------------      -----------
         1                  7.0%                   7                   4.0%
         2                  7.0%                   8                   3.0%
         3                  7.0%                   9                   2.0%
         4                  6.0%                   10                  1.0%
         5                  5.5%                  11+                  0.0%
         6                  5.0%

The target yield rate will not exceed 15% in any Insured Employee Coverage Duration.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any Insured Employee Coverage Duration times the term blend adjustment factor.

Cumulative surrender value premium. The cumulative surrender value premium for any Insured Employee Coverage Duration is the lesser of (a) or (b), where:

(a) Is the sum of the premiums paid during the Insured Employee Coverage Duration; less the sum of any partial surrenders during the Insured Employee Coverage Duration; and

(b) Is the target premium for the Insured Employee Coverage Duration; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this policy.

During the first Insured Employee Coverage Duration, the cumulative surrender value premium for all prior Insured Employee Coverage Durations is zero.

Maximum enhancement rate. The maximum enhancement rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual maximum enhancement rates are:



  Insured Employee             Maximum             Insured Employee            Maximum
 Coverage Duration        Enhancement Rate        Coverage Duration        Enhancement Rate
-------------------      ------------------      -------------------      -----------------
         1                     16.0%                     7                      5.0%
         2                     15.0%                     8                      3.0%
         3                     15.0%                     9                      2.0%
         4                     12.0%                     10                     1.0%
         5                     9.0%                     11+                     0.0%
         6                     7.0%

The maximum enhancement rate will not exceed 25% in any Insured Employee Coverage Duration.

Term blend adjustment factor. The term blend adjustment factor is equal to 1.0 unless a term insurance rider is attached to the policy. If a term insurance rider is attached to this policy, the term blend adjustment factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In Insured Employee Coverage Durations six through ten, this rider will provide a reduction to the expense charges deducted under the policy. This amount is equal to the following:



  Insured Employee
 Coverage Duration       Expense Reduction Amount
-------------------      --------------------------------------------------------
        6-10             The lesser of (a) or (b) where:

                         (a) is the expense reduction rate times the accumulated premiums paid for Insured Employee Coverage
                         Durations one through five; and

                         (b) is the expense charges due under the policy.

There is no expense reduction in Insured Employee Coverage Durations 1 through 5 or in Insured Employee Coverage Duration 11 and beyond.

Expense reduction rate. The expense reduction rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



  Insured Employee        Monthly Expense         Insured Employee        Monthly Expense
 Coverage Duration         Reduction Rate        Coverage Duration        Reduction Rate
-------------------      -----------------      -------------------      ----------------
         1                     0.0%                     7                    0.00833%
         2                     0.0%                     8                    0.00833%
         3                     0.0%                     9                    0.00833%
         4                     0.0%                     10                   0.00833%
         5                     0.0%                    11+                     0.0%
         6                   0.00833%

The expense reduction rate will not exceed an annual rate of 5% in any Insured Employee Coverage Duration.

If this rider is elected, in lieu of the monthly deduction as described in the policy, the monthly deduction for a policy month beginning in Insured Employee Coverage Duration 6 will be calculated as (1) plus (2) less the expense reduction amount, where:

(1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

(2) is the monthly administrative fee for the base policy.

This rider will terminate without value in the event that this policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

(1) the death of the Insured Employee; or

(2) the maturity date of this policy; or

(3) the date this policy ends; or

(4) the next monthly deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional surrender value on a temporary basis for a minimum of seven years after the policy is issued. The policy owner chooses the level of surrender value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed Requested Adjustable Benefit Enhancement Amount and Maximum Adjustable Benefit Enhancement Amount for more information.

The greater the amount of additional surrender value provided by this rider each year, the shorter the duration of the benefit. The amount of additional surrender value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced surrender value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the policy. See section headed Term Blend Adjustment Factor for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the full surrender value of the policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each policy anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the Insured Employee Coverage Duration, unless a partial surrender has been made since the preceding policy anniversary. If a partial surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon full surrender of the policy during the Insured Employee Coverage Duration. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of partial surrenders since the preceding policy anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Insured Employee Coverage Duration.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Insured Employee Coverage Duration        Current Rate        Guaranteed Rate
------------------------------------      --------------      ----------------
                  1                           11.0%                 2.0%

 Insured Employee Coverage Duration        Current Rate        Guaranteed Rate
------------------------------------      --------------      ----------------
                  2                           19.6%                 2.0%
                  3                           27.7%                 2.0%
                  4                           35.4%                 2.0%
                  5                           53.2%                 2.0%
                  6                           66.1%                 2.0%
                 7+                          100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon full surrender of the policy. On each monthly deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding monthly deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any partial surrenders since the preceding monthly deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of premiums paid on the date of issue of the policy; and

b) is the target premium for the Insured Employee Coverage Duration, as shown in the policy specifications. If a term insurance rider is attached to your policy, the target premium will be multiplied by the ratio of the target face amount to the basic policy specified amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous Insured Employee Coverage Duration. The adjustable benefit enhancement balance will be permanently decreased by this amount each Insured Employee Coverage Duration. For the monthly deduction day coinciding with the policy anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other monthly deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your policy. If a term insurance rider is attached to your policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy specified amount to the target face amount.

If term insurance is added to the policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the policy, as shown in the policy specifications; or

3) the date this policy is terminated, as provided under the grace period provision of the policy; or

4) the next monthly deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the Insured Employee's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the Insured Employee's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the Insured Employee;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required. Premiums may be paid anytime before the Insured Employee reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

The guideline premium test limits the amount of premiums that may be paid into the policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the guideline premium test is usually less than the amount of death benefit that results from the cash value accumulation test.

The cash value accumulation test does not limit the amount of premiums that may be paid into the policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured Employee's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the cash value accumulation test are usually greater than those required under the guideline premium test. Increases in the death benefit required by either test will increase the cost of insurance under the policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.



Policy Values


Policy value in your variable life insurance policy is also called the "total account value" or "Accumulation Value".


The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflectsamounts held as collateral on any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the Insured Employee, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the Insured Employee, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount, which includes the total account value as of the         Generally provides a level death
              date of the Insured Employee's death.                                      benefit
    2         Sum of the specified amount plus the total account value as of the         May increase or decrease over
              date of the Insured Employee's death.                                      time, depending on the amount
                                                                                         of premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified amount plus the accumulated premiums (all premiums               Will generally increase,
              paid from the date of issue accumulated at the premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           premium paid.
              the policy specifications pages), less withdrawals as of the date of the Insured Employee's death.

If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.

 Option change                                                  Impact
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the accumulated premiums, less withdrawals (all premiums paid from the date of issue accumulated at the premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured Employee. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured Employee, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Surrender Benefit Enhancement Rider, the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first Insured Employee Coverage Duration, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.
         3              Will reduce the total account value, accumulated premiums (all premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the specified amount.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.



POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.


An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below . Unless paid in advance, loan interest will be treated as an additional policy loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.


Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are then being allocated.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any Insured Employee Coverage
 Duration will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the policy anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior policy year Insured Employee Coverage Duration's rate and decrease only when it would be at least 0.5% lower than the prior policy year Insured Employee Coverage Duration's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Insured Employee Coverage Duration.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the loan collateral account shall earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 0.50%.


POLICY LAPSE
If at any time the total account value less the loan balance is insufficient to pay the monthly deduction, all policy coverage will terminate. This is referred to as policy lapse.

The total account value less the loan balance may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the loan balance of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the Insured Employee dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



Reinstatement of a Lapsed Policy

There is no reinstatement provision for this policy.


TAX ISSUES

The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.


Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.


Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

Other Considerations


Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.


Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.


In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated"within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net

Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets and Financial Ratings
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

LLANY Separate Account S for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-141769
1940 Act Registration No. 811-09257

                               End of Prospectus

                          SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2010
                  Relating to Prospectus Dated May 1, 2010 for



                      Lincoln Corporate Variable 5 product



LLANY Separate Account S for Flexible Premium Variable Life Insurance,
                                   Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits

350 Church Street - MEM4

Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln NY Corporate Variable 5 product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             5
    Independent Registered Public Accounting
      Firm.......................................             5
    Accounting Services..........................             5
    Transfer Agent...............................             5
    Administrative Services......................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             6
    Beneficiary..................................             6
    Change of Plan...............................             6
    Settlement Options...........................             6
    Deferral of Payments.........................             7
    Incontestability.............................             7
    Misstatement of Age..........................             7
    Suicide......................................             7
PERFORMANCE DATA.................................             7
FINANCIAL STATEMENTS.............................             8
    Separate Account.............................           C-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain companies. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Nationally recognized rating agencies rate our financial as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative.

Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the Insurance Department. The Insurance Department would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.


In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $470,374 in 2009, $1,570,639 in 2008 and $266,800 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company, and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES


Independent Registered Public Accounting Firm

The financial statements of the Separate Account and the financial statements of Lincoln Life & Annuity Company of New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.




Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment
While the Insured Employee is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.

Change of Ownership

As long as the Insured Employee is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the Insured Employee is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the Insured Employee, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the Insured Employee, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the Insured Employee as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age

If the age of the Insured Employee is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the Insured Employee dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Insured Employee dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 financial statements of the Company follow.

         SUPPLEMENT DATED MAY 1, 2010 TO PROSPECTUSES DATED MAY 1, 2010

        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
    PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

          LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
                 PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

     LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
             PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

           ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

   - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
       (Formerly Brandes International Equity Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
       (Formerly Business Opportunity Value Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -   M CAPITAL APPRECIATION FUND: Maximum capital appreciation.
       (Subadvised by Frontier Capital Management Company LLC)
       (Formerly Frontier Capital Appreciation Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -   M LARGE CAP GROWTH FUND: Long-term capital appreciation.
       (Subadvised by Turner Investment Partners, Inc.)
       (Formerly Turner Core Growth Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                         Prospectus 2

LLANY Separate Account S for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Lincoln Executive Benefits

350 Church Street - MEM4

Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln
Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     The policy described in this prospectus is available only in New York.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectuses which are furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2010

                                 Table of Contents





Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        15
    Voting Rights...............................        15
POLICY CHARGES AND FEES.........................        16
    Premium Load; Net Premium Payment...........        16
    Surrender Charges...........................        17
    Partial Surrender Fee.......................        17
    Transfer Fee................................        17
    Mortality and Expense Risk Charge...........        17
    Cost of Insurance Charge....................        17
    Administrative Fee..........................        18
    Policy Loan Interest........................        18
    Rider Charges...............................        18
    Case Exceptions.............................        18
YOUR INSURANCE POLICY...........................        19
    Application.................................        20
    Owner.......................................        20
    Right to Examine Period.....................        20
    Initial Specified Amount....................        21
    Transfers...................................        21
    Market Timing...............................        21
    Dollar Cost Averaging.......................        23
    Automatic Rebalancing.......................        24
    Riders......................................        24


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        29
    Paid-Up Nonforfeiture Option................        29
    Coverage Beyond Maturity....................        30
    Termination of Coverage.....................        30
    State Regulation............................        30
PREMIUMS........................................        30
    Allocation of Net Premium Payments..........        30
    Planned Premiums; Additional Premiums.......        31
    Life Insurance Qualification................        31
    Policy Values...............................        32
DEATH BENEFITS..................................        33
    Death Benefit Options.......................        33
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        33
    Death Benefit Proceeds......................        34
POLICY SURRENDERS...............................        34
    Partial Surrender...........................        35
POLICY LOANS....................................        35
POLICY LAPSE....................................        36
    Reinstatement of a Lapsed Policy............        36
TAX ISSUES......................................        37
    Taxation of Life Insurance Contracts in
      General...................................        37
    Policies That Are MECs......................        38
    Policies That Are Not MECs..................        38
    Other Considerations........................        39
    Fair Market Value of Your Policy............        40
    Tax Status of Lincoln Life..................        40
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        40
LEGAL PROCEEDINGS...............................        40
FINANCIAL STATEMENTS............................        41
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        42

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.


Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.




Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.


Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                              Table I: Transaction Fees
                                           When Charge                                     Amount
           Charge                          is Deducted                                    Deducted
 Maximum sales charge             When you pay a premium.            5.0% of each premium payment.
 imposed on premiums
 Premium Tax                      When you pay a premium.            A maximum of 5.0% of each premium payment.
 Deferred Acquisition Cost        When you pay a premium.            1.0% of each premium payment.
 (DAC) Tax
 Surrender Charge                 Upon full surrender of your        There is no charge for surrendering your policy.
                                  policy.
 Partial Surrender Fee            When you take a partial            There is no charge for a partial surrender.
                                  surrender of your policy.

                                   Table I: Transaction Fees
                                     When Charge                             Amount
       Charge                        is Deducted                            Deducted
 Fund Transfer Fee        Applied to any transfer request        Guaranteed not to exceed $25.
                          in excess of 24 made during
                          any Insured Employee
                          Coverage Duration.


Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $34.26 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
  Employee                                         rate is $0.22 per $1,000 of net amount at risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   specified amount to a minimum of $0.00 per
                                                   $1,000 of specified amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative Insured                           additional monthly charge is $0.17 per $1,000 of
  Employee                                         specified amount.
 Policy Loan Interest           Annually           The annual rate charged against the loan balance
                                                   will be the greater of 3.5%, or Moody's
                                                   Investors Service, Inc. Corporate Bond Yield
                                                   Average - Monthly Average Corporates for the
                                                   calendar month which ends two months prior to
                                                   the policy anniversary.


             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Term Insurance Rider*          Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $34.26 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
  Employee                                         rate is $0.22 per $1,000 of net amount at risk.
  Enhanced Surrender            N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit            N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured             N/A                There is no charge for this rider.
  Rider


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        5.09% 1         0.32%
 (12b-1) fees, and other expenses.




  1 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.65%. These waivers and reductions generally extend through April 30, 2011 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


LLANY Separate Account S for Flexible Premium Variable Life Insurance (Separate Account) is a Separate Account of the Company which was established on March 2, 1999. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the New York State Insurance Department.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. Broker-dealer firms distributing the policy enter into selling agreements with the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 50% of first year premium and 20% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for, including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.



Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth.


   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class II): Long-term total return.

     This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.



American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

   o BlackRock Global Allocation V.I. Fund (Class I): High total return.



Delaware VIP Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation.

   o High Yield Series (Standard Class): Total return.

     This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.

   o Limited-Term Diversified Income Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.


   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


*Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.


   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Templeton Global Bond Securities Fund, and the Franklin U.S. Government Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

   o Franklin U.S. Government Fund (Class 1): Income.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.


   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)


   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.
     (Subadvised by BlackRock Financial Management, Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.

     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)*
     This fund will be available on or about May 17, 2010. Consult your financial advisor.

   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.


   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Parters Limited and Franklin Advisors, Inc.)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
     (Subadvised by J.P. Morgan Investment Mangement Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.


   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income (Subadvised by Metropolitan West Capital Management)
     (formerly LVIP FI Equity Income Fund)


   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Growth and income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


*Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial Services Company

   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO


   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

(2) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund,

LVIP 2030 Wilshire Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.

POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges. Certain charges vary based on Insured Employee Coverage Duration, which is each twelve-month period, beginning on the date of issue of initial coverage on any Insured Employee.

The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a portion from each premium payment. This amount, referred to as "premium load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The premium payment, after deduction of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

Sales Charge.  The current sales charge ranges are:



                          Portion of Premium        Portion of Premium
  Insured Employee            Paid up to            Paid greater than
 Coverage Duration          Target Premium            Target Premium
-------------------      --------------------      -------------------
         1                      3.5%                      1.0%
         2                      3.0%                      1.0%
        3-4                     2.0%                      1.0%
        5-7                     1.5%                      1.0%
         8+                     1.0%                      1.0%

The sales charge is guaranteed to be no higher than 5.0% of the total premium paid in any Insured Employee Coverage Duration.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each premium payment.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each premium payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.



Surrender Charges

There are no surrender charges for your policy.



Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.



Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Insured Employee Coverage Duration.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insured Employee may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



  Insured Employee        Annualized Mortality
 Coverage Duration        Expense Risk Charge
-------------------      ---------------------
        1-10                  0.10%-0.30%
       11-20                  0.10%-0.15%
    21 and after                 0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge


A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the Policy's total account value. Because the total account value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the total account value from the death benefit at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the Insured Employee. Please note that it will generally increase each policy year as the Insured Employee ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee

The monthly administrative fee as of the date of policy issue is $6.00 per month in all Insured Employee Coverage Durations. The Company may change this fee after the first Insured Employee Coverage Duration based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of specified amount that varies with the insured employee's age. This charge will never exceed $0.17 per $1,000 of specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the policy anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the policy is issued.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the insured employee, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the Insured Employee. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.



Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the Insured Employee. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the Insured Employee and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured Employee will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the policy until we have received the request in "good order" at our Home Office. "Good order"means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed Insured Employee and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed Insured Employee. Based on our review of medical information about the proposed Insured Employee, if required, we may decline to provide insurance, or we may place the proposed Insured Employee in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured Employee's age, underwriting category, the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured Employee is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured Employee.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the Insured Employee is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.




Right to Examine Period

You may return your policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the

Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.




Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Insured Employee Coverage Duration without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per Insured Employee Coverage Duration.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the policy anniversary. The transfer will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature"restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Dollar Cost Averaging


Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your policy is in force.


By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:


1) if the value in the money market Sub-Account is insufficient to complete the next transfer;


2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered.

Automatic Rebalancing

You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Change of Insured Rider. With this rider, you may name a new Insured Employee in place of the current Insured Employee. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured Employee may differ from charges applicable to the current Insured Employee. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age
100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the monthly deductions, and is based on the Insured Employee's premium class, issue age and the number of Insured Employee Coverage Durations elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

Enhanced Surrender Value Rider. The policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the policy only with Lincoln's consent. There is no cost for this rider.

This rider provides two additional benefits:

(a) surrender value benefit: an extra benefit in the event of a full surrender of the policy, and

(b) expense reduction benefit: a reduction in expense charges and fees in the policy.

A. Surrender value benefit:

Under this rider, the full surrender value of the policy will equal:

(a) the policy value on the date of surrender; less

(b) the loan balance plus any accrued interest; plus

(c) the surrender value benefit.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

(a) is the target enhancement amount; and

(b) is the maximum enhancement amount.

Target enhancement amount. On any monthly deduction day, the target enhancement amount is equal to the target surrender value less the total account value of the policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each monthly deduction day, the target surrender value will be calculated as (1), plus (2), plus (3), minus (4), where:

(1) is the target surrender value on the immediately preceding monthly deduction day.

(2) is all premiums received since the immediately preceding monthly deduction day.

(3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

(4) is the amount of any partial surrenders since the immediately preceding monthly deduction day.

On the date of issue, the target surrender value will be the initial premium received. On any day other than the date of issue or a monthly deduction day, the target surrender value will be the target surrender value as of the preceding monthly deduction day, plus all premiums received and less any partial surrenders taken since the preceding monthly deduction day.

Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:



  Insured Employee          Target           Insured Employee          Target
 Coverage Duration        Yield Rate        Coverage Duration        Yield Rate
-------------------      ------------      -------------------      -----------
         1                  7.0%                   7                   4.0%
         2                  7.0%                   8                   3.0%
         3                  7.0%                   9                   2.0%
         4                  6.0%                   10                  1.0%
         5                  5.5%                  11+                  0.0%
         6                  5.0%

The target yield rate will not exceed 15% in any Insured Employee Coverage Duration.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any Insured Employee Coverage Duration times the term blend adjustment factor.

Cumulative surrender value premium. The cumulative surrender value premium for any Insured Employee Coverage Duration is the lesser of (a) or (b), where:

(a) Is the sum of the premiums paid during the Insured Employee Coverage Duration; less the sum of any partial surrenders during the Insured Employee Coverage Duration; and

(b) Is the target premium for the Insured Employee Coverage Duration; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this policy.

During the first Insured Employee Coverage Duration, the cumulative surrender value premium for all prior Insured Employee Coverage Durations is zero.

Maximum enhancement rate. The maximum enhancement rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual maximum enhancement rates are:



  Insured Employee             Maximum             Insured Employee            Maximum
 Coverage Duration        Enhancement Rate        Coverage Duration        Enhancement Rate
-------------------      ------------------      -------------------      -----------------
         1                     16.0%                     7                      5.0%
         2                     15.0%                     8                      3.0%
         3                     15.0%                     9                      2.0%
         4                     12.0%                     10                     1.0%
         5                     9.0%                     11+                     0.0%
         6                     7.0%

The maximum enhancement rate will not exceed 25% in any Insured Employee Coverage Duration.

Term blend adjustment factor. The term blend adjustment factor is equal to 1.0 unless a term insurance rider is attached to the policy. If a term insurance rider is attached to this policy, the term blend adjustment factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In Insured Employee Coverage Durations six through ten, this rider will provide a reduction to the expense charges deducted under the policy. This amount is equal to the following:



  Insured Employee
 Coverage Duration       Expense Reduction Amount
-------------------      --------------------------------------------------------
        6-10             The lesser of (a) or (b) where:

                         (a) is the expense reduction rate times the accumulated premiums paid for Insured Employee Coverage
                         Durations one through five; and

                         (b) is the expense charges due under the policy.

There is no expense reduction in Insured Employee Coverage Durations 1 through 5 or in Insured Employee Coverage Duration 11 and beyond.

Expense reduction rate. The expense reduction rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



  Insured Employee        Monthly Expense         Insured Employee        Monthly Expense
 Coverage Duration         Reduction Rate        Coverage Duration        Reduction Rate
-------------------      -----------------      -------------------      ----------------
         1                     0.0%                     7                    0.00833%
         2                     0.0%                     8                    0.00833%
         3                     0.0%                     9                    0.00833%
         4                     0.0%                     10                   0.00833%
         5                     0.0%                    11+                     0.0%
         6                   0.00833%

The expense reduction rate will not exceed an annual rate of 5% in any Insured Employee Coverage Duration.

If this rider is elected, in lieu of the monthly deduction as described in the policy, the monthly deduction for a policy month beginning in Insured Employee Coverage Duration 6 will be calculated as (1) plus (2) less the expense reduction amount, where:

(1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

(2) is the monthly administrative fee for the base policy.

This rider will terminate without value in the event that this policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

(1) the death of the Insured Employee; or

(2) the maturity date of this policy; or

(3) the date this policy ends; or

(4) the next monthly deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional surrender value on a temporary basis for a minimum of seven years after the policy is issued. The policy owner chooses the level of surrender value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed Requested Adjustable Benefit Enhancement Amount and Maximum Adjustable Benefit Enhancement Amount for more information.

The greater the amount of additional surrender value provided by this rider each year, the shorter the duration of the benefit. The amount of additional surrender value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced surrender value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the policy. See section headed Term Blend Adjustment Factor for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the full surrender value of the policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each policy anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the Insured Employee Coverage Duration, unless a partial surrender has been made since the preceding policy anniversary. If a partial surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon full surrender of the policy during the Insured Employee Coverage Duration. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of partial surrenders since the preceding policy anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Insured Employee Coverage Duration.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Insured Employee Coverage Duration        Current Rate        Guaranteed Rate
------------------------------------      --------------      ----------------
                  1                           11.0%                 2.0%
                  2                           19.6%                 2.0%
                  3                           27.7%                 2.0%
                  4                           35.4%                 2.0%
                  5                           53.2%                 2.0%
                  6                           66.1%                 2.0%
                 7+                          100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon full surrender of the policy. On each monthly deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding monthly deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any partial surrenders since the preceding monthly deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of premiums paid on the date of issue of the policy; and

b) is the target premium for the Insured Employee Coverage Duration, as shown in the policy specifications. If a term insurance rider is attached to your policy, the target premium will be multiplied by the ratio of the target face amount to the basic policy specified amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous Insured Employee Coverage Duration. The adjustable benefit enhancement balance will be permanently decreased by this amount each Insured Employee Coverage Duration. For the monthly deduction day coinciding with the policy anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other monthly deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your policy. If a term insurance rider is attached to your policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy specified amount to the target face amount.

If term insurance is added to the policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the policy, as shown in the policy specifications; or

3) the date this policy is terminated, as provided under the grace period provision of the policy; or

4) the next monthly deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the Insured Employee's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the Insured Employee's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.

Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the Insured Employee;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required. Premiums may be paid anytime before the Insured Employee reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

The guideline premium test limits the amount of premiums that may be paid into the policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the guideline premium test is usually less than the amount of death benefit that results from the cash value accumulation test.

The cash value accumulation test does not limit the amount of premiums that may be paid into the policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured Employee's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the cash value accumulation test are usually greater than those required under the guideline premium test. Increases in the death benefit required by either test will increase the cost of insurance under the policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.

Policy Values


Policy value in your variable life insurance policy is also called the "total account value" or "Accumulation Value".


The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflectsamounts held as collateral on any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the Insured Employee, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the Insured Employee, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount, which includes the total account value as of the         Generally provides a level death
              date of the Insured Employee's death.                                      benefit
    2         Sum of the specified amount plus the total account value as of the         May increase or decrease over
              date of the Insured Employee's death.                                      time, depending on the amount
                                                                                         of premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified amount plus the accumulated premiums (all premiums               Will generally increase,
              paid from the date of issue accumulated at the premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           premium paid.
              the policy specifications pages), less withdrawals as of the date of the Insured Employee's death.

If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the accumulated premiums, less withdrawals (all premiums paid from the date of issue accumulated at the premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured Employee. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured Employee, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Surrender Benefit Enhancement Rider, the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first Insured Employee Coverage Duration, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.
         3              Will reduce the total account value, accumulated premiums (all premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the specified amount.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.



POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.


An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below . Unless paid in advance, loan interest will be treated as an additional policy loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.


Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are then being allocated.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any Insured Employee Coverage
 Duration will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the policy anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior policy year Insured Employee Coverage Duration's rate and decrease only when it would be at least 0.5% lower than the prior policy year Insured Employee Coverage Duration's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Insured Employee Coverage Duration.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the loan collateral account shall earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 0.50%.


POLICY LAPSE
If at any time the total account value less the loan balance is insufficient to pay the monthly deduction, all policy coverage will terminate. This is referred to as policy lapse.

The total account value less the loan balance may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the loan balance of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the Insured Employee dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



Reinstatement of a Lapsed Policy

There is no reinstatement provision for this policy.

TAX ISSUES

The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.


Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations


Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.


Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.


In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated"within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

FINANCIAL STATEMENTS

The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets and Financial Ratings
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

LLANY Separate Account S for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-141769
1940 Act Registration No. 811-09257

                               End of Prospectus

                         SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2010
                  Relating to Prospectus Dated May 1, 2010 for



                    Lincoln Corporate Commitment VUL product



LLANY Separate Account S for Flexible Premium Variable Life Insurance,
                                   Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits

350 Church Street - MEM4

Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln NY Corporate Variable 5 product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             5
    Independent Registered Public Accounting
      Firm.......................................             5
    Accounting Services..........................             5
    Transfer Agent...............................             5
    Administrative Services......................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             6
    Beneficiary..................................             6
    Change of Plan...............................             6
    Settlement Options...........................             6
    Deferral of Payments.........................             7
    Incontestability.............................             7
    Misstatement of Age..........................             7
    Suicide......................................             7
PERFORMANCE DATA.................................             7
FINANCIAL STATEMENTS.............................             8
    Separate Account.............................           C-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain companies. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Nationally recognized rating agencies rate our financial as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative.

Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the Insurance Department. The Insurance Department would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.


In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $470,374 in 2009, $1,570,639 in 2008 and $266,800 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company, and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES


Independent Registered Public Accounting Firm

The financial statements of the Separate Account and the financial statements of Lincoln Life & Annuity Company of New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.




Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment
While the Insured Employee is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.

Change of Ownership

As long as the Insured Employee is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the Insured Employee is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the Insured Employee, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the Insured Employee, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the Insured Employee as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age

If the age of the Insured Employee is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the Insured Employee dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Insured Employee dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 financial statements of the Company follow.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2009 and 2008, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 1, 2010

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                       ------------------
                                                                         2009      2008
                                                                       --------   -------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2009 -- $6,229; 2008 -- $5,778)   $ 6,180   $5,159
      Equity (cost: 2009 -- $2; 2008 -- $3)                                   2        2
   Mortgage loans on real estate                                            228      294
   Policy loans                                                             442      430
   Other investments                                                          2        2
                                                                        -------   ------
         Total investments                                                6,854    5,887
Cash and invested cash                                                       65       55
Deferred acquisition costs and value of business acquired                   856    1,115
Premiums and fees receivable                                                  5        3
Accrued investment income                                                    92       86
Reinsurance recoverables                                                    502      595
Goodwill                                                                    162      162
Other assets                                                                105       88
Separate account assets                                                   2,263    1,690
                                                                        -------   ------
         Total assets                                                   $10,904   $9,681
                                                                        =======   ======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                $ 1,486   $1,568
Other contract holder funds                                               5,135    4,866
Other liabilities                                                           264       70
Separate account liabilities                                              2,263    1,690
                                                                        -------   ------
         Total liabilities                                                9,148    8,194
                                                                        -------   ------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 12)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares, authorized, issued and outstanding          940      940
Retained earnings                                                           846      757
Accumulated other comprehensive loss                                        (30)    (210)
                                                                        -------   ------
         Total stockholder's equity                                       1,756    1,487
                                                                        -------   ------
            Total liabilities and stockholder's equity                  $10,904   $9,681
                                                                        =======   ======

                 See accompanying Notes to Financial Statements

STATEMENTS OF INCOME
(IN MILLIONS)

                                                                                             FOR THE YEARS ENDED
                                                                                                 DECEMBER 31,
                                                                                             -------------------
                                                                                             2009    2008   2007
                                                                                             ----   -----   ----
REVENUES
Insurance premiums                                                                           $104   $  98   $ 98
Insurance fees                                                                                255     248    234
Net investment income                                                                         408     395    361
Realized loss:
   Total other-than-temporary impairment losses on securities                                 (90)   (106)   (26)
   Portion of loss recognized in other comprehensive income                                    31      --     --
                                                                                             ----   -----   ----
      Net other-than-temporary impairment losses on securities recognized in earnings         (59)   (106)   (26)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (6)      8      1
                                                                                             ----   -----   ----
         Total realized loss                                                                  (65)    (98)   (25)
Other revenues and fees                                                                        (1)     --     --
                                                                                             ----   -----   ----
      Total revenues                                                                          701     643    668
                                                                                             ----   -----   ----
BENEFITS AND EXPENSES
Interest credited                                                                             209     209    194
Benefits                                                                                      225     228    192
Underwriting, acquisition, insurance and other expenses                                       159     156    128
                                                                                             ----   -----   ----
   Total benefits and expenses                                                                593     593    514
                                                                                             ----   -----   ----
      Income before taxes                                                                     108      50    154
      Federal income tax expense                                                               35      14     52
                                                                                             ----   -----   ----
         Net income                                                                          $ 73   $  36   $102
                                                                                             ====   =====   ====

                 See accompanying Notes to Financial Statements

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2009     2008      2007
                                                              ------   ------   ------
COMMON STOCK
Balance as of beginning-of-year                               $  940   $  940   $  235
Lincoln National Corporation purchase price                       --       --       (1)
Capital contribution                                              --       --      706
                                                              ------   ------   ------
   Balance as of end-of-year                                     940      940      940
                                                              ------   ------   ------
RETAINED EARNINGS
Balance as of beginning-of-year                                  757      724      623
Cumulative effect from adoption of new accounting standards       16       --       (1)
Comprehensive income (loss)                                      269     (167)      81
Other comprehensive income (loss), net of tax                   (196)     203       21
                                                              ------   ------   ------
   Net income                                                     73       36      102
Dividends declared                                                --       (3)      --
                                                              ------   ------   ------
   Balance as of end-of-year                                     846      757      724
                                                              ------   ------   ------
ACCUMULATED OTHER COMPREHENSIVE LOSS
Balance as of beginning-of-year                                 (210)      (7)      14
Cumulative effect from adoption of new accounting standards      (16)      --       --
Other comprehensive income (loss), net of tax                    196     (203)     (21)
                                                              ------   ------   ------
   Balance as of end-of-year                                     (30)    (210)      (7)
                                                              ------   ------   ------
      Total stockholder's equity as of end-of-year            $1,756   $1,487   $1,657
                                                              ======   ======   ======

                 See accompanying Notes to Financial Statements

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                 FOR THE YEARS ENDED
                                                                                    DECEMBER 31,
                                                                               -----------------------
                                                                                2009      2008    2007
                                                                               -------   -----   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $    73   $  36   $ 102
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                         27       7     (41)
   Change in premiums and fees receivable                                           (2)      1       9
   Change in accrued investment income                                              (6)     (3)    (23)
   Change in future contract benefits                                              (82)    120      51
   Change in other contract holder funds                                           (58)    (70)    (51)
   Change in reinsurance related assets and liabilities                             92    (116)    (35)
   Change in federal income tax accruals                                            44     (26)     59
   Realized loss                                                                    65      98      25
   Other                                                                            (5)    (15)    (21)
                                                                               -------   -----   -----
      Net cash provided by operating activities                                    148      32      75
                                                                               -------   -----   -----
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (1,150)   (833)   (734)
Sales of available-for-sale securities                                             271     162     143
Maturities of available-for-sale securities                                        384     548     550
Purchases of other investments                                                     (18)    (76)    (82)
Sales or maturities of other investments                                            70      37      79
                                                                               -------   -----   -----
      Net cash used in investing activities                                       (443)   (162)    (44)
                                                                               -------   -----   -----
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable          663     538     541
Withdrawals of fixed account values, including the fixed portion of variable      (308)   (406)   (412)
Transfers to and from separate accounts, net                                       (50)    (72)    (74)
Common stock issued for benefit plans and excess tax benefits                       --      (4)     --
                                                                               -------   -----   -----
      Net cash provided by financing activities                                    305      56      55
                                                                               -------   -----   -----
Net increase (decrease) in cash and invested cash                                   10     (74)     86
Cash and invested cash as of beginning-of-year                                      55     129      43
                                                                               -------   -----   -----
      Cash and invested cash as of end-of-year                                 $    65   $  55   $ 129
                                                                               =======   =====   =====

                 See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories. See Note 21 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 19 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions occurring after Janu-ary 1, 2009, we use the acquisition method of accounting. For more detail on the acquisition method, see Note 2 - "Adoption of New Accounting Standards - Business Combinations Topic." For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE HIERARCHY

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date as "blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 4 and 13 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. In addition to the defined standard inputs to our valuation methodologies, we also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds. Mortgage-backed securities ("MBS") and asset-backed securities ("ABS") utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step down features and over collateralization features. The valuation methodologies for our state and municipal bonds use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields. Our hybrid and redeemable preferred stocks and equity AFS securities utilize additional inputs of exchange prices (underlying and common stock of the same issuer).

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income. When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt


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security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income. If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income, as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS collateralized debt obligations ("CDOs"), we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans that back a collateralized mortgage obligations ("CMO"), residential mortgages that back a mortgage pass-through securities ("MPTS") or commercial mortgages that back a commercial MBS ("CMBS");


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     -    Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Our expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized loss on our Statements of Income.


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CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income. DSI is expensed in interest credited on our Statements of Income. The amortization of DFEL is reported within insurance fees on our Statements of Income.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized loss on our Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized loss.

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the impact of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our projections of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on


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a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

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As discussed in Note 5, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 16% of permanent life insurance in force as of December 31, 2009, and approximately 82% of sales for these products in 2009. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Hierarchy."

The fair value of our indexed annuity contexts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized loss on our Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income.

REALIZED LOSS

Realized loss on our Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2007 through 2009 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. See Note 18 for additional information.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

In June 2009, the FASB amended the current hierarchy of GAAP, and identified the FASB ASC as the single source of authoritative GAAP recognized by the FASB. Although the FASB ASC did not change current GAAP, it superseded all existing non-Securities and Exchange Commission ("SEC") accounting and reporting standards as of the effective date. The accounting guidance in the FASB ASC is organized by topical reference, with all the contents having the same level of authority. We adopted the FASB ASC as of September 30, 2009, and have revised all of the referencing of GAAP accounting standards in this filing to reflect the appropriate references in the new FASB ASC.

BUSINESS COMBINATIONS TOPIC

In December 2007, the FASB revised the accounting guidance related to the Business Combinations Topic of the FASB ASC. This revised accounting guidance retained the fundamental requirements for recognizing a business combination, but established revised principles and requirements for the acquirer in a business combination to measure and recognize the acquisition-date fair values of identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree. In addition, goodwill is measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration is recognized at the acquisition-date fair value, acquisition costs must be expensed in the period the costs are incurred and financial statement disclosures were enhanced to provide users with information to evaluate the nature and financial effects of the business combination. We adopted these revisions for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

In April 2009, the FASB further amended the guidance in the Business Combinations Topic related to the recognition and measurement of contingencies acquired in a business combination. Contingent assets acquired and liabilities assumed (jointly referred to as "pre-acquisition contingencies") in a business combination are measured as of the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available as of the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized as of the acquisition date based on the estimated amount. Subsequent to the acquisition date, the measurement of pre-acquisition contingencies is dependent on the nature of the contingency. We adopted these amendments for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

DERIVATIVES AND HEDGING TOPIC

In March 2008, the FASB amended the Derivatives and Hedging Topic of the FASB ASC to expand the qualitative and quantitative disclosure requirements for derivative instruments and hedging activities to include how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for in accordance with the FASB ASC guidance; and how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. Quantitative disclosure requirements include a tabular format by primary underlying risk and accounting designation for the fair value amount, cross-referencing the location of derivative instruments in the financial statements, the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items and disclosures regarding credit-risk-related contingent features in derivative instruments. These expanded disclosure requirements apply to all derivative instruments within the scope of the Derivatives and Hedging Topic of the FASB ASC, nonderivative hedging instruments and all hedged items designated and qualifying as hedges. We adopted these amendments effective January 1, 2009, and have prospectively included the enhanced disclosures related to our embedded derivatives in Note 5.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In September 2006, the FASB updated the Fair Value Measurements and Disclosure Topic of the FASB ASC in order to establish a framework for measuring fair value under current accounting guidance that requires or permits fair value measurement, as well as to enhance disclosures about fair value measurements used by an entity. In the updated accounting guidance, the FASB retained the notion of an exchange price, but clarified that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, rather than the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. Inputs to the valuation techniques used to measure fair value were prioritized through a three-level fair value hierarchy defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing, and we continue to measure these benefits using fair value pricing after the adoption of these updates to the Fair Value Measurements and Disclosures Topic, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, disclosure requirements for annual and interim reporting were enhanced to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Notes 1 and 20 for additional information about our fair value disclosures for financial instruments.

We adopted the updates to the Fair Value Measurements and Disclosures Topic of the FASB ASC effective January 1, 2008, and it did not have a material effect on our financial condition or results of operations.

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

In February 2007, the FASB amended the Fair Value Measurements and Disclosures Topic of the FASB ASC to allow an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. If an entity elected the fair value option, unrealized gains and losses are recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item are recognized in earnings as incurred. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

In April 2009, the FASB amended the Fair Value Measurements and Disclosures Topic to provide additional guidance and key considerations for estimating fair value when the volume and level of activity for an asset or liability has significantly decreased in relation to normal market activity, as well as additional guidance on circumstances that may indicate a transaction is not orderly. A change in a valuation technique resulting from the adoption of this amended guidance is accounted for as a change in accounting estimate in accordance with the FASB ASC. As permitted under the transition guidance, we elected to early adopt these amendments to the Fair Value Measurements and Disclosures Topic effective January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

In August 2009, the FASB issued Accounting Standards Update ("ASU") No.
2009-05, "Measuring Liabilities at Fair Value" ("ASU 2009-05") to provide further guidance on the application of fair value measurement to liabilities. These amendments provide valuation techniques to be used when measuring the fair value of a liability when a quoted price in an active market is not available. In addition, these amendments indicate that an entity is not required to include a separate input or adjustment to other inputs related to a restriction that prevents the transfer of the liability and clarify when a quoted price for a liability would be considered a Level 1 input. We adopted the accounting guidance in ASU 2009-05 for the reporting period ending December 31, 2009. The adoption did not have a material impact on our financial condition and results of operations.

In September 2009, the FASB issued ASU No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2009-12"), to permit the use of net asset value per share, without further adjustment, to estimate the fair value of investments in investment companies that do not have readily determinable fair values. The net asset value per share must be calculated in a manner consistent with the measurement principles of the Financial Services - Investment Companies Topic of the FASB ASC and can be used by investors in investments such as hedge funds, private equity funds, venture capital funds and real estate funds. If it is probable the investment will be sold for an amount other than net asset value, the investor is required to estimate the fair value of the investment. In addition, enhanced disclosures are required for all investments within the scope of this accounting update. We adopted the guidance in ASU 2009-12 as of and for the year ended December 31, 2009. The adoption did not have a material impact on our financial condition or results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In September 2005, the American Institute of Certified Public Accountants issued accounting guidance which amended the Financial Services - Insurance Industry Topic of the FASB ASC related to the accounting by insurance enterprises for DAC in connection with modifications or exchanges of insurance contracts. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. We adopted these amendments to the Financial Services - Insurance Industry Topic effective January 1, 2007. The adoption did not have a material impact on our financial condition or results of operations.

In May 2008, the FASB updated the Financial Services - Insurance Industry Topic of the FASB ASC with accounting guidance applicable to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments. This accounting guidance changed current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. We do not hold any significant financial guarantee insurance and reinsurance contracts, and as such, the adoption of this amended accounting guidance on January 1, 2009, did not have a material impact on our financial condition and results of operations.

INCOME TAXES TOPIC

In June 2006, the FASB amended the Income Taxes Topic of the FASB ASC in order to provide a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Companies are required to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. We adopted the amendments to the Income Taxes Topic effective January 1, 2007, by recording an increase in the liability for unrecognized tax benefits of less than $1 million on our Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In April 2008, the FASB amended the Intangibles - Goodwill and Other Topic of the FASB ASC related to the determination of the useful life of intangible assets. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, an entity must consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use market participant assumptions consistent with the highest and best use of the asset. The amendments also require enhance financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. We adopted these amendments effective January 1, 2009, and applied the guidance prospectively to recognized intangible assets acquired after the effective date and applied the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. The adoption did not have a material impact on our financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an OTTI shall be recognized in earnings equal to the entire difference between the debt security's amortized cost basis and its fair value as of the balance sheet date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings.

If management does not intend to sell the debt security and it is not more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected is less than the amortized cost basis of the debt security (referred to as the credit loss), an OTTI is considered to have occurred. In this instance, the total OTTI must be bifurcated into the amount related to the credit loss, which is recognized in earnings, with the remaining amount of the total OTTI attributed to other factors (referred to as the noncredit portion) recognized as a separate component in OCI. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. In addition, the amendments to this topic expand and increase the frequency of existing disclosures about OTTI for debt and equity securities regarding expected cash flows, credit losses and the aging of securities with unrealized losses.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                        NET
                                       UNREALIZED   UNREALIZED
                                          OTTI         LOSS
                                         ON AFS       ON AFS
                                       SECURITIES   SECURITIES   TOTAL
                                       ----------   ----------   -----
Increase in amortized cost of
   fixed maturity AFS securities          $11          $ 29      $ 40
Change in DAC, VOBA,
   DSI, and DFEL                           (4)          (11)      (15)
   Income tax                              (2)           (7)       (9)
                                          ---          ----      ----
       Net cumulative effect adjustment   $ 5          $ 11      $ 16
                                          ===          ====      ====

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                          $25
CMOs                                      15
                                         ---
   Total fixed maturity AFS securities   $40
                                         ===

In addition, we include on the face of our Statements of Income the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 13, and the enhanced disclosures related to OTTI are included in Note 4.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES TOPIC

In November 2008, the FASB amended the Investments - Equity Method and Joint Ventures Topic of the FASB ASC to address the impact to the accounting for equity method investments resulting from recent amendments to the Business Combinations and Consolidations Topics. The amendments require the subsequent issuances of shares by the equity method investee, which may reduce the investor's ownership percentage, be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. We adopted the amendments on January 1, 2009, prospectively for all investments accounted for under the equity method. The adoption did not have a material impact on our financial condition and results of operations.

INVESTMENTS -- OTHER TOPIC

In January 2009, the FASB revised the Investments - Other Topic of the FASB ASC in order to eliminate the requirement for holders of beneficial interests to estimate cash flow using a market participant's assumptions regarding current information and events in determining the current fair value of the security. The revised accounting guidance requires the use of all available information relevant to the security, including information about past events, current conditions and reasonable and supportable forecasts. We adopted the revisions to the Investments - Other Topic as of December 31, 2008. The adoption did not have a material impact on our financial condition or results of operations.

SUBSEQUENT EVENTS TOPIC

In May 2009, the FASB updated the Subsequent Events Topic of the FASB ASC in order to establish standards of accounting for the disclosure of events that take place after the balance sheet date, but before the financial statements are issued. The effect of all subsequent events that existed as of the balance sheet date must be recognized in the financial statements. For those events that did not exist as of the balance sheet date, but arose after the balance sheet date and before the financial statements are issued, recognition is not required, but depending on the nature of the event, disclosure may be required in order to keep the financial statements from being misleading. On Feb-ruary 24, 2010, the FASB amended its guidance on subsequent events to remove the requirements to disclose the date through which an entity has evaluated subsequent events. This change alleviated potential conflicts with current SEC guidance.

TRANSFERS AND SERVICING TOPIC

In February 2008, the FASB updated the Transfers and Servicing Topic of the FASB ASC regarding transfers of financial assets and the guidance for when a repurchase financing should be considered a linked transaction. Under a repurchase financing transaction, the transferor and the transferee are not permitted to separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet specific criteria in order to receive separate accounting treatment. We adopted this update effective January 1, 2009, and the adoption did not have a material impact on our financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which primarily requires new disclosures related to the levels within the fair value hierarchy. An entity will be required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 will amend the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. ASU 2010-06 will be effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements, which are effective for reporting periods beginning after December 15, 2010. We will include the disclosures as required by ASU 2010-06 in the notes to our financial statements effective Janu-ary 1, 2010, except for the disclosures related to Level 3 fair value measurements, which we will include in the notes to our financial statements effective January 1, 2011.

TRANSFERS AND SERVICING TOPIC

In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which will eliminate the concept of a qualifying special-purpose entity ("SPE") and will remove the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs must be reevaluated for consolidation by the sponsor or transferor. In addition, this accounting update amends the accounting guidance related to transfers of financial assets in order to address practice issues that have been highlighted by the events of the recent economic decline. ASU 2009-16 is effective as of the beginning of the annual reporting period that begins after No-vember 15, 2009. The recognition and measurement provisions will be applied to transfers that occur on or after the effective date and all qualifying SPEs that exist on and after the effective date must be evaluated for consolidation. We will adopt the provisions of ASU 2009-16 effective January 1, 2010, and do not expect the adoption will have a material impact on our financial condition and results of operations.

3. ACQUISITIONS AND DISPOSITIONS

REINSURANCE ASSUMPTION FROM LNL

Effective March 1, 2007, LNL ceded to LLANY, through an assignment and assumption agreement, certain blocks of individual and group life business. This assumption was a non-cash transaction. The following table summarizes the amounts (in millions) assumed from LNL:

                                          ACQUIRED
                                            VALUE
                                          --------
Investments                                $ 2,510
Policy loans                                   209
Deferred acquisition costs and value of
   business acquired                           366
Accrued investment income                       11
Reinsurance recoverables                       370
Other assets                                    22
Future contract benefits and other
   contract holder funds                    (2,701)
Other liabilities                              (83)
                                           -------
      Total capital contribution           $   704
                                           =======

The caption capital contribution in the accompanying Statements of Stockholder's Equity includes the $704 million presented above as well as a $2 million capital contribution for an unrelated matter for the year ended December 31, 2007.

4. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                        AS OF DECEMBER 31, 2009
                                             ---------------------------------------------
                                                             GROSS UNREALIZED
                                             AMORTIZED   ------------------------    FAIR
                                               COST      GAINS   LOSSES   OTTI(1)   VALUE
                                             ---------   -----   ------   -------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $4,723     $219    $183      $15     $4,744
U.S. Government bonds                              29        3      --       --         32
Foreign government bonds                           23        1      --       --         24
MBS:
   CMOs                                           674       31      40       16        649
   MPTS                                           245        4       2       --        247
   CMBS                                           255        6      43       --        218
ABS:
   CDOs                                             4       --       1       --          3
State and municipal bonds                         176        1       7       --        170
Hybrid and redeemable preferred securities        100        8      15       --         93
                                               ------     ----    ----      ---     ------
      Total fixed maturity securities           6,229      273     291       31      6,180
                                               ------     ----    ----      ---     ------
EQUITY SECURITIES
Other securities                                    2       --      --       --          2
                                               ------     ----    ----      ---     ------
      Total equity securities                       2       --      --       --          2
                                               ------     ----    ----      ---     ------
         Total AFS securities                  $6,231     $273    $291      $31     $6,182
                                               ======     ====    ====      ===     ======

----------
(1) This amount is comprised of the gross unrealized OTTI cumulative effect adjustment as discussed in Note 2 and the amount reflected on our Statements of Income during the year ended December 31, 2009, adjusted for other changes, including but not limited to, sales of fixed maturity AFS securities.

                                                        AS OF DECEMBER 31, 2008
                                             ---------------------------------------------
                                                             GROSS UNREALIZED
                                             AMORTIZED   ------------------------    FAIR
                                               COST      GAINS   LOSSES    OTTI      VALUE
                                             ---------   -----   ------   -------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $4,400     $ 76    $523      $--     $3,953
U.S. Government bonds                              30        7      --       --         37
Foreign government bonds                           28        5       1       --         32
MBS:
   CMOs                                           727       23     103       --        647
   MPTS                                           168        5       4       --        169
   CMBS                                           281        1      75       --        207
ABS:
   CDOs                                             7       --       3       --          4
State and municipal bonds                          36        1      --       --         37
Hybrid and redeemable preferred securities        101       --      28       --         73
                                               ------     ----    ----      ---     ------
      Total fixed maturity securities           5,778      118     737       --      5,159
                                               ------     ----    ----      ---     ------
EQUITY SECURITIES
Other securities                                    3       --       1       --          2
                                               ------     ----    ----      ---     ------
      Total equity securities                       3       --       1       --          2
                                               ------     ----    ----      ---     ------
         Total AFS securities                  $5,781     $118    $738      $--     $5,161
                                               ======     ====    ====      ===     ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                                   AS OF
                                              DECEMBER 31, 2009
                                             ------------------
                                             AMORTIZED    FAIR
                                                COST     VALUE
                                             ---------   ------
Due in one year or less                        $  196    $  200
Due after one year through five years           1,182     1,222
Due after five years through ten years          1,851     1,931
Due after ten years                             1,822     1,710
                                               ------    ------
   Subtotal                                     5,051     5,063
MBS                                             1,174     1,114
CDOs                                                4         3
                                               ------    ------
      Total fixed maturity AFS securities      $6,229    $6,180
                                               ======    ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                       AS OF DECEMBER 31, 2009
                                                                --------------------------------------------------------------
                                                                LESS THAN OR EQUAL      GREATER THAN
                                                                 TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                ------------------   -------------------   -------------------
                                                                           GROSS                 GROSS                 GROSS
                                                                        UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR   LOSSES AND    FAIR    LOSSES AND     FAIR   LOSSES AND
                                                                VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                -----   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                  $479       $42      $  850      $156      $1,329      $198
U.S. Government bonds                                              --        --           1        --           1        --
MBS:
  CMOs                                                             34        16         117        40         151        56
  MPTS                                                            122         1           4         1         126         2
  CMBS                                                             24         2          61        41          85        43
ABS:
  CDOs                                                             --        --           3         1           3         1
State and municipal bonds                                         116         5          17         2         133         7
Hybrid and redeemable preferred securities                          3        --          70        15          73        15
                                                                 ----       ---      ------      ----      ------      ----
      Total fixed maturity AFS securities                        $778       $66      $1,123      $256      $1,901      $322
                                                                 ====       ===      ======      ====      ======      ====
Total number of AFS securities in an unrealized loss position                                                           580
                                                                                                                       ====

                                                                                    AS OF DECEMBER 31, 2008
                                                                --------------------------------------------------------------
                                                                 LESS THAN OR EQUAL      GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                -------------------   ------------------   -------------------
                                                                            GROSS               GROSS                 GROSS
                                                                  FAIR   UNREALIZED    FAIR   UNREALIZED    FAIR    UNREALIZED
                                                                 VALUE     LOSSES      VALUE    LOSSES      VALUE     LOSSES
                                                                ------   ----------   ------  ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $1,808      $228      $  822     $295      $2,630     $  523
U.S. Government bonds                                                2        --          --       --           2         --
Foreign government bonds                                             4         1           2       --           6          1
MBS:
   CMOs                                                             84        35          93       68         177        103
   MPTS                                                             10         3           2        1          12          4
   CMBS                                                            126        20          47       55         173         75
ABS:
   CDOs                                                              1         1           3        2           4          3
State and municipal bonds                                            5        --           2       --           7         --
Hybrid and redeemable preferred securities                          35         7          36       21          71         28
                                                                ------      ----      ------     ----      ------     ------
      Total fixed maturity securities                            2,075       295       1,007      442       3,082        737
                                                                ------      ----      ------     ----      ------     ------
EQUITY SECURITIES
Other securities                                                     2         1          --       --           2          1
                                                                ------      ----      ------     ----      ------     ------
      Total equity securities                                        2         1          --       --           2          1
                                                                ------      ----      ------     ----      ------     ------
         Total AFS securities                                   $2,077      $296      $1,007     $442      $3,084     $  738
                                                                ======      ====      ======     ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                          1,131
                                                                                                                      ======

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                AS OF DECEMBER 31, 2009
                                                      ----------------------------------------
                                                              GROSS UNREALIZED
                                                       FAIR   ----------------     NUMBER OF
                                                      VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      -----     ------   ----    -------------
Less than six months                                   $ 47      $ 14     $ 1         23
Six months or greater, but less than nine months         39        26      --         13
Nine months or greater, but less than twelve months      55        23      17         35
Twelve months or greater                                191       135      12        104
                                                       ----      ----     ---        ---
   Total AFS securities                                $332      $198     $30        175
                                                       ====      ====     ===        ===

                                                               AS OF DECEMBER 31, 2008
                                                      ----------------------------------------
                                                              GROSS UNREALIZED
                                                      FAIR    ----------------     NUMBER OF
                                                      VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      -----     ------   ----    -------------
Less than six months                                   $ 91      $ 36     $--         37
Six months or greater, but less than nine months        126        54      --         53
Nine months or greater, but less than twelve months     153        78      --         83
Twelve months or greater                                539       379      --        253
                                                       ----      ----     ---        ---
   Total AFS securities                                $909      $547     $--        426
                                                       ====      ====     ===        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Based upon this review, the cause of the $416 million decrease in our gross AFS securities unrealized losses for the year ended December 31, 2009, was attributable primarily to increased liquidity in several market segments and improved credit fundamentals (i.e., market improvement and narrowing credit spreads), partially offset by the cumulative adjustment resulting from the adoption of new accounting guidance related to the recognition of OTTI, which resulted in the $29 million increase in amortized cost in AFS securities as discussed in Note 2. As discussed further below, we believe the unrealized loss position as of December 31, 2009, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2009, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2009, the unrealized losses associated with our corporate bond securities were attributable primarily to loans backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the security and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2009, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Cash flow forecasts also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2009, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                   FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2009
                                                 ------------
Balance as of beginning-of-year                      $--
   Cumulative effect from adoption of new
      accounting standard                              5
   Increases attributable to:
      Credit losses on securities for which an
         OTTI was not previously recognized           46
   Decreases attributable to:
      Securities sold                                 (5)
                                                     ---
            Balance as of end-of-year                $46
                                                     ===

During the year ended December 31, 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, Illinois and Texas, which accounted for approximately 36% and 42% of mortgage loans as of December 31, 2009 and 2008, respectively. The number of impaired mortgage loans and the carrying value of impaired mortgage loans (in millions) were as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Number of impaired mortgage loans           1      --
                                          ===     ===
Impaired mortgage loans                   $ 3     $--
Valuation allowance associated with
   impaired mortgage loans                 (1)     --
                                          ---     ---
      Carrying value of impaired
         mortgage loans                   $ 2     $--
                                          ===     ===

The average carrying value of the impaired mortgage loans for the year ended December 31, 2009, was $1 million and there was no interest income recognized or collected on this loan in 2009. We did not have any impaired mortgage loans for the years ended December 31, 2008 and 2007; therefore, we did not have any associated interest income recognized or collected for these years.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Income were as follows:

                                FOR THE YEARS ENDED
                                   DECEMBER 31,
                                -------------------
                                2009    2008   2007
                                -----   ----   ----
NET INVESTMENT INCOME
Fixed maturity AFS securities   $372    $355   $319
Mortgage loans on real estate     15      17     16
Policy loans                      25      24     21
Invested cash                     --       3      4
Consent fees                      --      --      1
                                ----    ----   ----
   Investment income             412     399    361
Investment expense                (4)     (4)    --
                                ----    ----   ----
      Net investment income     $408    $395   $361
                                ====    ====   ====

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                     ---------------------
                                      2009    2008    2007
                                     -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                       $  13   $   4   $  6
   Gross losses                       (103)   (151)   (29)
Loss on other investments               (1)     --     --
Associated amortization expense
   of DAC, VOBA, DSI and DFEL
   and changes in other contract
   holder funds and funds withheld
   reinsurance liabilities              25      51      4
                                     -----   -----   ----
      Total realized loss on
         investments                 $ (66)  $ (96)  $(19)
                                     =====   =====   ====

Details underlying write-downs taken as a result of OTTI (in millions) that was recognized in net income and included in realized loss on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            --------------------
                                             2009   2008   2007
                                             ----   ----   ----
OTTI RECOGNIZED IN
   NET INCOME
Fixed maturity securities:
   Corporate bonds                           $ 37   $ 65   $23
   MBS:
      CMOs
                                               49     68     3
                                             ----   ----   ---
         Total fixed maturity securities       86    133    26
                                             ----   ----   ---
Equity securities:
   Other securities                             1     --    --
                                             ----   ----   ---
      Total equity securities                   1     --    --
                                             ----   ----   ---
         Gross OTTI recognized in
            net income                         87    133    26
         Associated amortization
            expense of DAC,
            VOBA, DSI and
            DFEL                              (28)   (27)   --
                                             ----   ----   ---
               Net OTTI recognized
                  in net income,
                  pre-tax                    $ 59   $106   $26
                                             ====   ====   ===
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI                 $ 46   $ --   $--
Associated amortization
   expense of DAC, VOBA,
   DSI and DFEL                               (15)    --    --
                                             ----   ----   ---
      Net portion of OTTI
         recognized in OCI, pre-tax          $ 31   $ --   $--
                                             ====   ====   ===

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2009, we reviewed our corporate bond portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.

Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% loan severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2009, our investment commitments for fixed maturity AFS securities were $17 million, all of which were private placements. We did not have any investment commitments as of December 31, 2008.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2009 and 2008, our most significant investment in one issuer was our investment securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $472 million and $340 million, or 7% and 6% of our invested assets portfolio totaling $6.9 billion and $5.9 billion, respectively. As of December 31, 2009 and 2008, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $676 million and $653 million, or 10% and 11% of the invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $14 million as of December 31, 2009 and 2008, respectively.

5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See "Guaranteed Living Benefit Embedded Derivative Reserves" below for further details.

See Note 20 for disclosures required by the Fair Value Measurements and Disclosures Topic of the FASB ASC.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                                          AS OF DECEMBER 31, 2009
                                         --------------------------------------------------------------
                                                                  ASSET CARRYING   (LIABILITY) CARRYING
                                            NUMBER                 OR FAIR VALUE      OR FAIR VALUE
                                              OF       NOTIONAL   --------------   --------------------
                                         INSTRUMENTS    AMOUNTS     GAIN   LOSS         GAIN   LOSS
                                         -----------   --------     ----   ----         ----   ----
Embedded derivatives:
   GLB embedded derivative reserves(1)      9,748         $--        $--    $--          $11   $(41)
                                            =====         ===        ===    ===          ===   ====

                                                          AS OF DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                                                  ASSET CARRYING   (LIABILITY) CARRYING
                                            NUMBER                 OR FAIR VALUE       OR FAIR VALUE
                                              OF       NOTIONAL   --------------   --------------------
                                         INSTRUMENTS    AMOUNTS     GAIN   LOSS        GAIN   LOSS
                                         -----------   --------     ----   ----        ----   -----
Embedded derivatives:
   GLB embedded derivative reserves(1)      9,006         $--        $--    $--         $27   $(151)
                                            =====         ===        ===    ===         ===   =====

----------
(1)  Reported in future contract benefits on our Balance Sheets.

The settlement payments and mark-to-market adjustments on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded on our Statements of Income were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Embedded derivatives:
   GLB embedded derivative reserves(1)    $--    $--   $(2)
                                          ===    ===   ===

----------
(1)  Reported in realized loss on our Statements of Income.

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER(R) and LINCOLN LIFETIME INCOME(SM) ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. The change in embedded derivative reserves flows through our Statements of Income as specified in the table above. As of December 31, 2009, we had $1.1 billion of account values that were attributable to variable annuities with a GWB feature and $238 million of account values that were attributable to variable annuities with a GIB feature.

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Current                                  $(9)    $13    $27
Deferred                                  44       1     25
                                         ---     ---    ---
   Total federal income tax expense      $35     $14    $52
                                         ===     ===    ===

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                            DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Tax rate of 35% times pre-tax income      $38    $18    $54
Effect of:
   Separate account dividend
      received deduction                   (2)    (3)    (2)
   Other items
                                           (1)    (1)    --
                                          ---    ---    ---
         Provision for income taxes       $35    $14    $52
                                          ===    ===    ===
Effective tax rate                         32%    28%    34%
                                          ===    ===    ===

The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax liability (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                             2009   2008
                                             ----   ----
Current                                      $  6   $ 6
Deferred                                      178    17
                                             ----   ---
   Total federal income tax liability        $184   $23
                                             ====   ===

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                           2009   2008
                                           ----   ----
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds                   $101   $120
Investments                                  14     49
Compensation and benefit plans                1      1
Net unrealized loss on AFS securities        15    216
Net capital loss carryforward                11     --
Other                                         5      2
                                           ----   ----
      Total deferred tax assets             147    388
                                           ----   ----
DEFERRED TAX LIABILITIES
DAC                                         150    154
VOBA                                        146    229
Other                                        29     22
                                           ----   ----
      Total deferred tax liabilities        325    405
                                           ----   ----
         Net deferred tax liability        $178   $ 17
                                           ====   ====

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2009 and 2008, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2009 and 2008.

As of December 31, 2009, LLANY had net capital loss carryfor-wards of $31 million which will expire in 2014. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As discussed in Note 2, we adopted new guidance in the Income Taxes Topic of the FASB ASC on January 1, 2007. As of Decem-ber 31, 2009 and 2008, $5 million and $4 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2010 in the range of none to $1 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            -------------------
                                                2009   2008
                                                ----   ----
Balance as of beginning-of-year                 $23     $22
   Increases for prior year tax positions         1       1
                                                ---     ---
      Balance as of end-of-year                 $24     $23
                                                ===     ===

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2009, 2008, and 2007, we recognized interest and penalty expense related to uncertain tax positions of $1 million, in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $3 million and $2 million as of December 31, 2009 and 2008, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot Corporation ("Jefferson-Pilot") subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot and its subsidiaries, the IRS is examining the tax year ended April 2, 2006.

7. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income totaling $7 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                               FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $460   $306   $197
   Cumulative effect of the adoption of
      new accounting standards                --     --     (1)
   Amounts transferred from LNL               --     --     14
   Deferrals                                  76     95    109
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                              --    (12)    --
      Prospective unlocking -- model
         refinements                          --      9     (8)
      Retrospective unlocking                  3    (10)     9
      Other amortization, net of interest    (40)   (36)   (35)
   Adjustment related to realized gains       20     36      3
   Adjustment related to unrealized
      gains (losses)                         (80)    72     18
                                            ----   ----   ----
            Balance as of end-of-year       $439   $460   $306
                                            ====   ====   ====

Changes in VOBA (in millions) were as follows:

                                               FOR THE YEARS
                                             ENDED DECEMBER 31,
                                            ------------------
                                             2009   2008   2007
                                            -----   ----   ----
Balance as of beginning-of-year             $ 655   $493   $169
   Amounts transferred from LNL                --     --    352
   Deferrals                                    2      3      4
   Amortization:
      Prospective unlocking -- assumption
         changes                                3      4      4
      Retrospective unlocking                  (2)     3      9
      Other amortization                      (73)   (72)   (70)
   Accretion of interest(1)                    24     26     24
   Adjustment related to realized gains         6      7      1
   Adjustment related to unrealized
      gains (losses)                         (198)   191     --
                                            -----   ----   ----
            Balance as of end-of-year       $ 417   $655   $493
                                            =====   ====   ====

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.00% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2009, was as follows:

2010         $ 48
2011           34
2012           31
2013           29
2014           24
Thereafter    260
             ----
   Total     $426
             ====

Changes in DSI (in millions) were as follows:

                                              FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $14    $14    $11
   Deferrals                                  3      4      4
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                             --     (2)    --
      Other amortization, net of interest    (1)    (2)    (1)
                                            ---    ---    ---
            Balance as of end-of-year       $16    $14    $14
                                            ===    ===    ===

Changes in DFEL (in millions) were as follows:

                                              FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $ 65   $ 48   $ 32
   Amounts transferred from LNL               --     --      8
   Deferrals                                  34     27     25
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                              (1)    --     --
      Prospective unlocking -- model
         refinements                          --      4     (6)
      Retrospective unlocking                 (1)    (4)     1
      Other amortization, net of interest    (10)   (10)   (12)
                                            ----   ----   ----
            Balance as of end-of-year       $ 87   $ 65   $ 48
                                            ====   ====   ====

8. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income:


                                     FOR THE YEARS
                                   ENDED DECEMBER 31,
                                ----------------------
                                  2009    2008    2007
                                 -----   -----   -----
Direct insurance premiums
   and fees                      $ 502   $ 480   $ 445
Reinsurance ceded                 (143)   (134)   (113)
                                 -----   -----   -----
      Total insurance premiums
         and fees, net           $ 359   $ 346   $ 332
                                 =====   =====   =====
Direct insurance benefits        $ 365   $ 395   $ 354
Reinsurance recoveries netted
   against benefits               (140)   (167)   (162)
                                 -----   -----   -----
      Total benefits, net        $ 225   $ 228   $ 192
                                 =====   =====   =====

We cede the portion of risks exceeding our retention limits to other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 23, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate-owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2009, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

For details on the reinsurance assumption from LNL, which was effective March 1, 2007, see Note 3.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The carrying amount of our goodwill (in millions) for the years ended December 31, 2009 and 2008, was as follows:


                          GROSS
                        CARRYING
                         AMOUNT
                        --------
Retirement Solutions:
   Annuities              $ 26
Insurance Solutions:
   Life Insurance          136
                          ----
      Total goodwill      $162
                          ====

There were no changes in the carrying amount of goodwill during the years ended December 31, 2009 or December 31, 2008.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilizes primarily a discounted cash flow valuation technique. In determining the estimated fair value of these reporting units, we incorporate consideration of discounted cash flow calculations, LNC's share price and assumptions that market participants would make in valuing these reporting units. Our fair value estimations are based primarily on an in-depth analysis of projected future cash flows and relevant discount rates, which considered market participant inputs ("income approach"). The discounted cash flow analysis required us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2009 and 2008, we performed a Step 1 goodwill impairment analysis on all of our reporting units. All of our reporting units passed the Step 1 analysis.

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment was as follows:

                                                           AS OF DECEMBER 31,
                                         -------------------------------------------------
                                                   2009                      2008
                                         -----------------------   -----------------------
                                           GROSS                     GROSS
                                         CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                          AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                         --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                              $7           $1           $7            $1

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2009.

10. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
RETURN OF NET DEPOSITS
Total account value                $  1,558   $  1,265
Net amount at risk(1)                    63        222
Average attained age of contract
   holders                         53 YEARS   52 years
MINIMUM RETURN
Average attained age of contract
   holders                         78 YEARS   77 years
Guaranteed minimum return                 5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                $    915   $    731
Net amount at risk(1)                   162        355
Average attained age of contract
   holders                         65 YEARS   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2009, to December 31, 2008, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                               -------------------
                               2009   2008   2007
                               ----   ----   ----
Balance at beginning-of-year    $ 8    $ 1   $ 1
   Changes in reserves           --      9    --
   Benefits paid                 (6)    (2)   --
                                ---    ---   ---
      Balance at end-of-year    $ 2    $ 8   $ 1
                                ===    ===   ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2009     2008
                                     ------   ------
ASSET TYPE
Domestic equity                      $  890   $  670
International equity                    392      276
Bonds                                   300      219
Money market                            231      213
                                     ------   ------
   Total                             $1,813   $1,378
                                     ======   ======
Percent of total variable annuity
   separate account values               89%      89%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 16% of permanent life insurance in force as of Decem-ber 31, 2009, and approximately 82% of sales for these products in 2009.

11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2009     2008
                                            ------   ------
Account values and other contract
   holder funds                             $4,859   $4,628
DFEL                                            87       65
Contract holder dividends payable              164      164
Premium deposit funds                           10       12
Undistributed earnings on participating
   business                                     15       (3)
                                            ------   ------
      Total other contract holder funds     $5,135   $4,866
                                            ======   ======

As of December 31, 2009 and 2008, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $29 million, $29 million and $25 million for the years ended December 31, 2009, 2008 and 2007, respectively.

12. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of our business, we are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2009, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2009, approximately 80% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was immaterial as of December 31, 2009 and 2008.

13. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        --------------------
                                         2009    2008   2007
                                        -----   -----   ----
UNREALIZED LOSS ON
   AFS SECURITIES
Balance as of beginning-of-year         $(211)  $  (8)  $ 14
   Cumulative effect of the adoption
      of new accounting standards         (11)     --     --
   Unrealized holding gains (losses)
      arising during the year             540    (758)   (67)
   Change in DAC, VOBA, DSI and
      other contract holder funds        (281)    337     18
   Income tax benefit (expense)           (98)    156     15
   Less:
      Reclassification adjustment for
         losses included in net
         income                           (91)   (147)   (23)
      Associated amortization of
         DAC, VOBA, DSI and DFEL           26      51      4
      Income tax benefit                   23      34      7
                                        -----   -----   ----
            Balance as of end-of-year   $ (19)  $(211)  $ (8)
                                        =====   =====   ====

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                         2009   2008   2007
                                         ----   ----   ----
UNREALIZED OTTI ON
   AFS SECURITIES
Balance as of beginning-of-year          $ --    $--   $--
(Increases) attributable to:
   Cumulative effect of the adoption
      of new accounting standards          (5)    --    --
   Portion of OTTI recognized in OCI
      during the year                     (46)    --    --
   Change in DAC, VOBA, DSI and
      DFEL                                 15     --    --
   Income tax benefit                      11     --    --
Decreases attributable to:
   Sales, maturities or other
      settlements of AFS securities        26     --    --
   Change in DAC, VOBA, DSI and
      DFEL                                 (6)    --    --
   Income tax expense                      (7)    --    --
                                         ----    ---   ---
         Balance as of end-of-year       $(12)   $--   $--
                                         ====    ===   ===
UNREALIZED GAIN ON
   DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year          $  1    $ 1   $--
   Unrealized holding gains arising
      during the year                      --     --     5
   Change in DAC, VOBA, DSI and
      DFEL                                 --     --    (3)
   Income tax expense                      --     --    (1)
                                         ----    ---   ---
         Balance as of end-of-year       $  1    $ 1   $ 1
                                         ====    ===   ===

14. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Statements of Income were as follows:

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                        2009   2008   2007
                                        ----   ----   ----
Total realized loss on investments(1)   $(66)  $(96)  $(19)
Loss on certain reinsurance
   derivatives(2)                         --     (1)    --
Guaranteed living benefits(3):
   Gross gain (loss)                       1     --    (11)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                        --     (1)     5
                                        ----   ----   ----
         Total realized loss            $(65)  $(98)  $(25)
                                        ====   ====   ====

----------
(1)  See "Realized Loss Related to Investments" section in Note 4.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements.

(3)  Represents the change in embedded derivative reserves of our GLB products.

15. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                       -------------------
                                       2009   2008   2007
                                       ----   ----   ----
Commissions                            $ 71   $ 84   $100
General and administrative expenses      65     66     64
DAC and VOBA deferrals and interest,
   net of amortization                    7    (10)   (46)
Taxes, licenses and fees                 16     16     10
                                       ----   ----   ----
      Total                            $159   $156   $128
                                       ====   ====   ====

16. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, including those of LLANY, respectively. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees, LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the employee's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jeffer-son-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

17. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC sponsors contributory defined contribution plans for eligible employees and agents, including those of LLANY, which includes money purchase plans ("MPP"). LNC makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. The expenses related to these plans was $2 million, $2 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively, which are recorded in the underwriting, acquisition, insurance and other expenses on our Statements of Income.

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees, agents, non-employee directors, and certain agents. LLANY participants in five of these deferred compensation plans. The liability for these five plans was $2 million and $1 million as of December 31, 2009 and 2008, respectively, which is recorded in other liabilities in our Balance Sheets.

The terms of the plans provide that participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC stock do not affect the expenses associated with this portion of the deferred compensation plan.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to other LNC and LNL 401(k) plans. Our expense for this plan was not significant for the years December 31, 2009, 2008 and 2007.

DEFERRED COMPENSATION PLAN FOR AGENTS

LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to other LNC and LNL 401(k) plans. Our expenses for these plans were not significant for the years December 31, 2009, 2008 and 2007.

18. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock appreciation rights ("SARs"), restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees was not material for the years ended December 31, 2009, 2008 and 2007.

19. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                                   AS OF DECEMBER 31,
                                   ------------------
                                       2009   2008
                                       ----   ----
Capital and surplus                    $819   $795

                                   FOR THE YEARS ENDED
                                       DECEMBER 31,
                                   -------------------
                                   2009   2008    2007
                                   ----   ----   -----
Net gain (loss) from operations,
   after-tax                       $107   $ 13   $(162)
Net income (loss)                    13    (95)   (188)

The increase in statutory net income for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to our RBC ratios and future dividend capacity with a slight decrease in statutory reserves offset by a higher capital requirement. LNC utilizes captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative impact on statutory capital and dividend capacity in its life insurance subsidiaries.

Our state of domicile, New York, has adopted a certain prescribed accounting practice that differs from those found in NAIC SAP. This prescribed practice is the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2009 and 2008, but this did not have a material impact on our consolidated financial condition or results of operations.

The effect on statutory surplus compared to NAIC statutory surplus from the use of the prescribed practice (in millions) was a decrease of:

                                   AS OF DECEMBER 31,
                                   ------------------
                                       2009   2008
                                       ----   ----
Calculation of reserves using
   continuous CARVM                    $(6)   $(10)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends are paid as declared by its Board of Directors. Within these limitations, there are no restrictions placed on the portion of company profits that may be paid as ordinary dividends to stockholders. No dividends were declared in 2009 or 2008. We expect we could pay dividends of approximately $82 million in 2010 after approval from the Superintendent.

20. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         ---------------------------------------
                                                                2009                2008
                                                         ------------------   ------------------
                                                         CARRYING     FAIR    CARRYING     FAIR
                                                           VALUE     VALUE      VALUE     VALUE
                                                         --------   -------   --------   -------
ASSETS
AFS securities:
   Fixed maturity                                        $ 6,180    $ 6,180   $ 5,159    $ 5,159
   Equity                                                      2          2         2          2
Mortgage loans on real estate                                228        234       294        285
Other investments                                              2          2         2          2
Cash and invested cash                                        65         65        55         55
Separate account assets                                    2,263      2,263     1,690      1,690
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves                          (30)       (30)     (124)      (124)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (81)       (81)      (71)       (71)
   Account value of certain investment contracts          (1,356)    (1,364)   (1,171)    (1,287)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments on our Balance Sheets approximates their fair value. Other investments include privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds on our Balance Sheets includes remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2009, and December 31, 2008, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2009, or December 31, 2008, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                               AS OF DECEMBER 31, 2009
                                                   -------------------------------------------------
                                                      QUOTED
                                                      PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                      ASSETS        INPUTS        INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)     (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   ------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 5          $4,579         $160       $4,744
      U.S. Government bonds                             31               1           --           32
      Foreign government bonds                          --              24           --           24
      MBS:
         CMOs                                           --             646            3          649
         MPTS                                           --             247           --          247
         CMBS                                           --             167           51          218
      ABS:
         CDOs                                           --              --            3            3
      State and municipal bonds                         --             170           --          170
      Hybrid and redeemable preferred securities        --              79           14           93
   Equity AFS securities:
      Other securities                                   2              --           --            2
Cash and invested cash                                  --              65           --           65
Separate account assets                                 --           2,263           --        2,263
                                                       ---          ------         ----       ------
            Total assets                               $38          $8,241         $231       $8,510
                                                       ===          ======         ====       ======
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves                    $--          $   --         $(30)      $  (30)
                                                       ===          ======         ====       ======

                                                                 AS OF DECEMBER 31, 2008
                                                   -------------------------------------------------
                                                      QUOTED
                                                      PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                      ASSETS        INPUTS        INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)     (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   ------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 5          $3,772         $ 176      $3,953
      U.S. Government bonds                             35               2            --          37
      Foreign government bonds                          --              32            --          32
      MBS:
         CMOs                                           --             625            22         647
         MPTS                                           --             169            --         169
         CMBS                                           --             165            42         207
      ABS:
         CDOs                                           --              --             4           4
      State and municipal bonds                         --              --            37          37
      Hybrid and redeemable preferred securities        --              67             6          73
   Equity AFS securities:
      Other securities                                   2              --            --           2
Cash and invested cash                                  --              55            --          55
Separate account assets                                 --           1,690            --       1,690
                                                       ---          ------         -----      ------
            Total assets                               $42          $6,577         $ 287      $6,906
                                                       ===          ======         =====      ======
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves
                                                       $--          $   --         $(124)     $ (124)
                                                       ===          ======         =====      ======

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                     FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                ITEMS                 ISSUANCES,    TRANSFERS
                                                               INCLUDED    GAINS     MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                     FAIR        NET         IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME      OCI          NET          NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                $ 176       $ (2)       $ 3        $  6          $(23)      $160
      MBS:
         CMOs                                           22         --         --          (1)          (18)         3
         CMBS                                           42         --         12          (3)           --         51
      ABS:
         CDOs                                            4         --          2          (3)           --          3
      State and municipal bonds                         37         --         --          (5)          (32)        --
      Hybrid and redeemable preferred securities         6         --          8          --            --         14
Future contract benefits:
   GLB embedded derivative reserves                   (124)       102         --          (8)           --        (30)
                                                     -----       ----        ---        ----          ----       ----
         Total, net                                  $ 163       $100        $25        $(14)         $(73)      $201
                                                     =====       ====        ===        ====          ====       ====

                                                                     FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                ITEMS                 ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS     MATURITIES,     IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                $220       $ (16)      $(18)        $(17)        $  7       $ 176
      Foreign government bonds                          5          --         --           (5)          --          --
      MBS:
         CMOs                                          42          (4)         1           (3)         (14)         22
         CMBS                                          60          --        (30)           7            5          42
      ABS:
         CDOs                                           7          --         (3)          --           --           4
      State and municipal bonds                        38          --         (1)          --           --          37
      Hybrid and redeemable preferred securities       --          --         --            6           --           6
Future contract benefits:
   GLB embedded derivative reserves                   (17)       (100)        --           (7)          --        (124)
                                                     ----       -----       ----         ----         ----       -----
          Total, net                                 $355       $(120)      $(51)        $(19)        $ (2)      $ 163
                                                     ====       =====       ====         ====         ====       =====

----------
(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-period amortized cost and beginning-of-period fair value was included in OCI and earnings, respectively, in prior periods.

The following provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                              FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   ----------------------------------------------------------
                                                                              GAINS
                                                                             (LOSSES)
                                                                           FROM SALES,    UNREALIZED
                                                   (AMORTIZATION)          MATURITIES,     HOLDING
                                                     ACCRETION,            SETTLEMENTS,     GAINS
                                                         NET        OTTI      CALLS       (LOSSES)(1)   TOTAL
                                                   --------------   ----   ------------   -----------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $ 3         $(5)       $--            $ --      $ (2)
Future contract benefits:
   GLB embedded derivative reserves                      --          --          1             101       102
                                                        ---         ---        ---            ----      ----
         Total, net                                     $ 3         $(5)       $ 1            $101      $100
                                                        ===         ===        ===            ====      ====

                                                              FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   ----------------------------------------------------------
                                                                              GAINS
                                                                             (LOSSES)
                                                                           FROM SALES,    UNREALIZED
                                                   (AMORTIZATION)          MATURITIES,     HOLDING
                                                     ACCRETION,            SETTLEMENTS,     GAINS
                                                         NET        OTTI      CALLS       (LOSSES)(1)   TOTAL
                                                   --------------   ----   ------------   -----------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                    $ 2        $(18)      $--           $  --      $ (16)
      MBS:
         CMOs                                             --          (4)       --              --         (4)
Future contract benefits:
   GLB embedded derivative reserves                       --          --        --            (100)      (100)
                                                         ---        ----       ---           -----      -----
         Total, net                                      $ 2        $(22)      $--           $(100)     $(120)
                                                         ===        ====       ===           =====      =====

----------
(1) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2009 or 2008, as applicable.

21. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   -------------------------------
Retirement Solutions   Annuities Defined Contribution
Insurance Solutions    Life Insurance Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and sur-vivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, other corporate investments and benefit plan net liability.

Segment operating revenues and income from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements; and

     -    Change in the GLB embedded derivative reserves.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income from the initial adoption of new accounting standards;

- Income from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized loss;

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009    2008   2007
                                      ----   -----   ----
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                       $ 99   $  96   $110
      Defined Contribution              52      52     54
                                      ----   -----   ----
         Total Retirement Solutions    151     148    164
                                      ----   -----   ----
   Insurance Solutions:
      Life Insurance                   550     531    481
      Group Protection                  48      39     29
                                      ----   -----   ----
         Total Insurance Solutions     598     570    510
                                      ----   -----   ----
   Other Operations                     20      25     19
Excluded realized loss, pre-tax        (68)   (100)   (25)
                                      ----   -----   ----
            Total revenues            $701   $ 643   $668
                                      ====   =====   ====

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
NET INCOME
Income from operations:
   Retirement Solutions:
      Annuities                       $ 22   $  3   $ 19
      Defined Contribution               3      4      3
                                      ----   ----   ----
         Total Retirement Solutions     25      7     22
                                      ----   ----   ----
   Insurance Solutions:
      Life Insurance                    80     75     82
      Group Protection                  --      2      1
                                      ----   ----   ----
         Total Insurance Solutions      80     77     83
                                      ----   ----   ----
   Other Operations                     12     17     13
Excluded realized loss, after-tax      (44)   (65)   (16)
                                      ----   ----   ----
            Net income                $ 73   $ 36   $102
                                      ====   ====   ====

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                          $ 62   $ 57   $ 58
   Defined Contribution                 48     48     49
                                      ----   ----   ----
      Total Retirement Solutions       110    105    107
                                      ----   ----   ----
Insurance Solutions:
   Life Insurance                      274    262    233
   Group Protection                      4      3      2
                                      ----   ----   ----
      Total Insurance Solutions        278    265    235
                                      ----   ----   ----
Other Operations                        20     25     19
                                      ----   ----   ----
         Total net investment income  $408   $395   $361
                                      ====   ====   ====

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                           $10    $31    $12
   Defined Contribution                  7      5      5
                                       ---    ---    ---
      Total Retirement Solutions        17     36     17
                                       ---    ---    ---
Insurance Solutions:
   Life Insurance                       66     51     49
   Group Protection                      2      1      1
                                       ---    ---    ---
      Total Insurance Solutions         68     52     50
                                       ---    ---    ---
         Total amortization of
            DAC and VOBA,
            net of interest            $85    $88    $67
                                       ===    ===    ===

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
FEDERAL INCOME TAX EXPENSE
Retirement Solutions:
   Annuities                          $  8   $ (3)  $ 7
   Defined Contribution                  2      2     1
                                      ----   ----   ---
      Total Retirement Solutions        10     (1)    8
                                      ----   ----   ---
Insurance Solutions:
   Life Insurance                       43     40    45
   Group Protection                     --      1     1
                                      ----   ----   ---
      Total Insurance Solutions         43     41    46
                                      ----   ----   ---
Other Operations                         6      9     7
Excluded realized loss                 (24)   (35)   (9)
                                      ----   ----   ---
         Total federal income
            tax expense               $ 35   $ 14   $52
                                      ====   ====   ===

                                      AS OF DECEMBER 31,
                                      ------------------
                                         2009     2008
                                       -------   ------
ASSETS
Retirement Solutions:
   Annuities                           $ 3,187   $2,632
   Defined Contribution                  1,253    1,055
                                       -------   ------
      Total Retirement Solutions         4,440    3,687
                                       -------   ------
Insurance Solutions:
   Life Insurance                        6,076    5,671
   Group Protection                         77       57
                                       -------   ------
      Total Insurance Solutions          6,153    5,728
                                       -------   ------
Other Operations                           311      266
                                       -------   ------
         Total                         $10,904   $9,681
                                       =======   ======

22. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      ---------------------
                                      2009   2008     2007
                                      ----   ----   -------
Income taxes paid (received)          $(9)    $40   $    (7)
                                      ===     ===   =======
Significant non-cash investing
   and financing transactions:
   Business combinations:
      Fair value of assets acquired
         (includes cash and
         invested cash)               $--     $--   $    (1)
      Fair value of liabilities
         assumed                       --      --        --
                                      ---     ---   -------
            Total purchase price      $--     $--   $    (1)
                                      ===     ===   =======
   Reinsurance assumption
      from LNL:
      Assets contributed              $--     $--   $ 3,488
      Liabilities contributed          --      --    (2,784)
                                      ---     ---   -------
         Total capital contribution   $--     $--   $   704
                                      ===     ===   =======

23. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:


                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Assets with affiliates:
   Service agreement receivable(1)         $16   $  1
Liabilities with affiliates:
   Reinsurance future contract
      benefits on ceded reinsurance
      contracts(2)                          57    149

                                      FOR THE YEARS ENDED
                                           DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(3)        $(17)  $(15)  $(12)
   Fees for management of
      general account(4)                (4)    (4)    (4)
Benefits and expenses
   with affiliates:
   Service agreement payments(5)        59     59     54

----------
(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in future contract benefits on our Balance Sheets.

(3)  Reported in insurance premiums on our Statements of Income.

(4)  Reported in net investment income on our Statements of Income.

(5) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income.

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware Management Holdings ("Delaware") is responsible for the management of our general account investments. On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

      LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                                                                         MORTALITY &
                                                                                           EXPENSE
                                                                                          GUARANTEE
                                                                                           CHARGES
                                                                                          PAYABLE TO
                                                                                        LINCOLN LIFE &
                                                                                           ANNUITY
                                                                                          COMPANY OF
SUBACCOUNT                                                   INVESTMENTS  TOTAL ASSETS     NEW YORK     NET ASSETS
------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                         $  763,024   $  763,024         $--       $  763,024
ABVPSF Growth and Income Class A                                  14,135       14,135          --           14,135
ABVPSF International Value Class A                               146,902      146,902          --          146,902
ABVPSF Small/Mid Cap Value Class A                               104,248      104,248          --          104,248
American Century VP Income & Growth                                   71           71          --               71
American Century VP Inflation Protection Class 2                 143,197      143,197           2          143,195
American Century VP International                                  9,238        9,238          --            9,238
American Funds Global Growth Class 2                             286,211      286,211           3          286,208
American Funds Global Small Capitalization Class 2                66,630       66,630          --           66,630
American Funds Growth Class 2                                  1,311,568    1,311,568           2        1,311,566
American Funds Growth-Income Class 2                           1,201,055    1,201,055           4        1,201,051
American Funds High-Income Bond Class 2                           52,654       52,654          --           52,654
American Funds International Class 2                             454,646      454,646           5          454,641
American Funds U.S. Government/AAA-Rated Securities Class 2      267,333      267,333           4          267,329
Delaware VIP Diversified Income                                   15,119       15,119          --           15,119
Delaware VIP Emerging Markets                                  3,676,318    3,676,318           4        3,676,314
Delaware VIP High Yield                                        1,941,011    1,941,011          --        1,941,011
Delaware VIP Limited-Term Diversified Income                      58,203       58,203           1           58,202
Delaware VIP REIT                                                497,977      497,977           1          497,976
Delaware VIP Small Cap Value                                     335,100      335,100           4          335,096
Delaware VIP U.S. Growth                                          36,893       36,893          --           36,893
Delaware VIP Value                                                 9,432        9,432          --            9,432
DWS VIP Equity 500 Index Class A                                 431,832      431,832           4          431,828
DWS VIP Small Cap Index Class A                                   74,534       74,534          --           74,534
Fidelity VIP Asset Manager Service Class                         244,068      244,068           3          244,065
Fidelity VIP Contrafund Service Class                          1,773,127    1,773,127           6        1,773,121
Fidelity VIP Equity-Income Service Class                         239,841      239,841           3          239,838
Fidelity VIP Mid Cap Service Class                             1,981,996    1,981,996           1        1,981,995
Fidelity VIP Overseas Service Class                                4,539        4,539          --            4,539
FTVIPT Franklin Small-Mid Cap Growth Securities                    3,597        3,597          --            3,597
FTVIPT Franklin U.S. Government                                  184,639      184,639           2          184,637
FTVIPT Mutual Shares Securities                                1,633,271    1,633,271          --        1,633,271
FTVIPT Templeton Global Bond Securities                          176,662      176,662           2          176,660
FTVIPT Templeton Growth Securities                               189,563      189,563           2          189,561
Janus Aspen Series Balanced Service Shares                       315,010      315,010           6          315,004
Janus Aspen Series Flexible Bond Service Shares                    1,568        1,568          --            1,568
LVIP Baron Growth Opportunities                                      969          969          --              969
LVIP Baron Growth Opportunities Service Class                     52,899       52,899          --           52,899
LVIP Delaware Bond                                               738,573      738,573           9          738,564
LVIP Delaware Foundation Aggressive Allocation                    14,806       14,806          --           14,806
LVIP Delaware Growth and Income                                   51,220       51,220           1           51,219
LVIP Janus Capital Appreciation                                       62           62          --               62
LVIP Mondrian International Value                              1,407,573    1,407,573           2        1,407,571
LVIP Money Market                                              6,598,668    6,598,668          40        6,598,628
LVIP SSgA S&P 500 Index                                        2,482,341    2,482,341           2        2,482,339
LVIP SSgA Small-Cap Index                                        902,790      902,790           1          902,789
LVIP T. Rowe Price Structured Mid-Cap Growth                      22,288       22,288          --           22,288
LVIP Templeton Growth                                            211,576      211,576           2          211,574
LVIP Wells Fargo Intrinsic Value                                 174,643      174,643           2          174,641
LVIP Wilshire Conservative Profile                               401,703      401,703          --          401,703
LVIP Wilshire Moderately Aggressive Profile                       12,073       12,073          --           12,073
MFS VIT Total Return                                             400,349      400,349           4          400,345
MFS VIT Utilities                                                123,478      123,478           1          123,477
NB AMT Mid-Cap Growth                                             42,228       42,228           1           42,227
NB AMT Regency                                                    19,397       19,397          --           19,397

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

                                                    DIVIDENDS
                                                       FROM       MORTALITY AND        NET
                                                    INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                $    --        $    (40)         $   (40)
ABVPSF Growth and Income Class A                       4,750            (381)           4,369
ABVPSF International Value Class A                     1,757              --            1,757
ABVPSF Small/Mid Cap Value Class A                     1,034              --            1,034
American Century VP Income & Growth                      126              (8)             118
American Century VP Inflation Protection Class 2       2,421            (463)           1,958
American Century VP International                          1             (11)             (10)
American Funds Global Growth Class 2                   2,767            (455)           2,312
American Funds Global Small Capitalization Class 2       170            (151)              19
American Funds Growth Class 2                          7,573            (278)           7,295
American Funds Growth-Income Class 2                  15,869          (1,249)          14,620
American Funds High-Income Bond Class 2                3,948             (43)           3,905
American Funds International Class 2                   5,823          (1,439)           4,384
American Funds U.S. Government/AAA-Rated
   Securities Class 2                                  7,052          (1,409)           5,643
Delaware VIP Diversified Income                        1,421             (77)           1,344
Delaware VIP Emerging Markets                         23,270            (757)          22,513
Delaware VIP High Yield                               35,770             (53)          35,717
Delaware VIP Limited-Term Diversified Income           1,173            (131)           1,042
Delaware VIP REIT                                        558            (197)             361
Delaware VIP Small Cap Value                           1,721            (950)             771
Delaware VIP U.S. Growth                                  34             (71)             (37)
Delaware VIP Value                                     2,373            (191)           2,182
DWS VIP Equity 500 Index Class A                      17,216          (1,752)          15,464
DWS VIP Small Cap Index Class A                        2,092            (114)           1,978
Fidelity VIP Asset Manager Service Class               4,957            (828)           4,129
Fidelity VIP Contrafund Service Class                 19,874          (1,707)          18,167
Fidelity VIP Equity-Income Service Class               4,360            (490)           3,870
Fidelity VIP Mid Cap Service Class                    10,094            (170)           9,924
Fidelity VIP Overseas Service Class                       82            (304)            (222)
FTVIPT Franklin Small-Mid Cap Growth Securities           --            (319)            (319)
FTVIPT Franklin U.S. Government                        7,316            (734)           6,582
FTVIPT Mutual Shares Securities                       28,372              --           28,372
FTVIPT Templeton Global Bond Securities                4,680            (355)           4,325
FTVIPT Templeton Growth Securities                     5,495            (659)           4,836
Janus Aspen Series Balanced Service Shares             7,703          (1,955)           5,748
Janus Aspen Series Flexible Bond Service Shares        2,820            (325)           2,495
LVIP Baron Growth Opportunities                           --             (36)             (36)
LVIP Baron Growth Opportunities Service Class             --            (136)            (136)
LVIP Delaware Bond                                    27,756          (2,992)          24,764
LVIP Delaware Foundation Aggressive Allocation           217             (48)             169
LVIP Delaware Growth and Income                          505            (121)             384
LVIP Delaware Social Awareness                            --              (1)              (1)
LVIP Janus Capital Appreciation                           26             (18)               8
LVIP Mondrian International Value                     40,227            (637)          39,590
LVIP Money Market                                     14,803         (11,254)           3,549
LVIP SSgA S&P 500 Index                               29,494            (326)          29,168
LVIP SSgA Small-Cap Index                              5,603            (162)           5,441
LVIP T. Rowe Price Structured Mid-Cap Growth              19             (45)             (26)
LVIP Templeton Growth                                  3,243             (62)           3,181
LVIP Wells Fargo Intrinsic Value                       1,817            (548)           1,269
LVIP Wilshire Conservative Profile                    13,729             (39)          13,690
LVIP Wilshire Moderately Aggressive Profile              666             (35)             631
MFS VIT Total Return                                  10,448          (1,281)           9,167
MFS VIT Utilities                                      1,108            (238)             870
NB AMT Mid-Cap Growth                                     --            (550)            (550)
NB AMT Regency                                           285            (109)             176

See accompanying notes.

                                                                      DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                        FROM          TOTAL        IN UNREALIZED    (DECREASE) IN
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR    NET ASSETS
                                                     GAIN (LOSS)       GAIN ON     GAIN (LOSS)     DEPRECIATION       RESULTING
SUBACCOUNT                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                  $  (1,320)      $    --       $  (1,320)      $  138,078       $  136,718
ABVPSF Growth and Income Class A                        (264,230)           --        (264,230)         261,361            1,500
ABVPSF International Value Class A                       (29,449)           --         (29,449)          84,217           56,525
ABVPSF Small/Mid Cap Value Class A                        (4,461)        4,035            (426)          41,421           42,029
American Century VP Income & Growth                       (1,747)           --          (1,747)           1,899              270
American Century VP Inflation Protection Class 2          (1,248)           --          (1,248)          10,624           11,334
American Century VP International                              4            --               4              935              929
American Funds Global Growth Class 2                      (1,803)           --          (1,803)          32,809           33,318
American Funds Global Small Capitalization Class 2       (40,443)           --         (40,443)          84,052           43,628
American Funds Growth Class 2                            105,127            --         105,127          294,729          407,151
American Funds Growth-Income Class 2                     (11,184)           --         (11,184)         255,871          259,307
American Funds High-Income Bond Class 2                  (24,336)           --         (24,336)          46,667           26,236
American Funds International Class 2                    (327,855)        1,751        (326,104)         397,681           75,961
American Funds U.S. Government/AAA-Rated
   Securities Class 2                                     18,191         2,712          20,903          (21,126)           5,420
Delaware VIP Diversified Income                              506            --             506            2,989            4,839
Delaware VIP Emerging Markets                            (20,629)       72,510          51,881        1,313,630        1,388,024
Delaware VIP High Yield                                   (1,288)           --          (1,288)         268,397          302,826
Delaware VIP Limited-Term Diversified Income                  45            --              45            2,347            3,434
Delaware VIP REIT                                        (16,544)           --         (16,544)          75,187           59,004
Delaware VIP Small Cap Value                              (9,690)           --          (9,690)          85,633           76,714
Delaware VIP U.S. Growth                                     175            --             175            8,119            8,257
Delaware VIP Value                                      (144,001)           --        (144,001)         131,597          (10,222)
DWS VIP Equity 500 Index Class A                        (547,859)           --        (547,859)         593,648           61,253
DWS VIP Small Cap Index Class A                          (28,097)        7,847         (20,250)          37,445           19,173
Fidelity VIP Asset Manager Service Class                  (1,285)          370            (915)          49,720           52,934
Fidelity VIP Contrafund Service Class                    (74,826)          427         (74,399)         600,434          544,202
Fidelity VIP Equity-Income Service Class                      11            --              11           21,364           25,245
Fidelity VIP Mid Cap Service Class                       185,380         8,900         194,280          438,586          642,790
Fidelity VIP Overseas Service Class                       12,959            32          12,991           12,482           25,251
FTVIPT Franklin Small-Mid Cap Growth Securities         (216,939)           --        (216,939)         225,990            8,732
FTVIPT Franklin U.S. Government                              149            --             149           (1,442)           5,289
FTVIPT Mutual Shares Securities                              336            --             336          303,583          332,291
FTVIPT Templeton Global Bond Securities                      833            --             833            9,763           14,921
FTVIPT Templeton Growth Securities                        (1,666)           --          (1,666)          39,797           42,967
Janus Aspen Series Balanced Service Shares                   131        10,282          10,413           46,515           62,676
Janus Aspen Series Flexible Bond Service Shares           11,007           117          11,124           (5,157)           8,462
LVIP Baron Growth Opportunities                          (13,896)           --         (13,896)          16,563            2,631
LVIP Baron Growth Opportunities Service Class             (4,321)           --          (4,321)          33,595           29,138
LVIP Delaware Bond                                          (423)           --            (423)          73,876           98,217
LVIP Delaware Foundation Aggressive Allocation              (152)           --            (152)           3,493            3,510
LVIP Delaware Growth and Income                              400            --             400           10,979           11,763
LVIP Delaware Social Awareness                            (1,686)           --          (1,686)           1,763               76
LVIP Janus Capital Appreciation                           (2,069)           --          (2,069)           3,539            1,478
LVIP Mondrian International Value                        (29,928)        8,491         (21,437)         324,636          342,789
LVIP Money Market                                             --            88              88               --            3,637
LVIP SSgA S&P 500 Index                                   (2,387)           --          (2,387)         460,506          487,287
LVIP SSgA Small-Cap Index                                  2,068         1,578           3,646          191,523          200,610
LVIP T. Rowe Price Structured Mid-Cap Growth              (1,802)           --          (1,802)           6,181            4,353
LVIP Templeton Growth                                        (60)           --             (60)          (2,859)             262
LVIP Wells Fargo Intrinsic Value                          (5,200)           --          (5,200)          35,960           32,029
LVIP Wilshire Conservative Profile                           694         2,557           3,251           50,206           67,147
LVIP Wilshire Moderately Aggressive Profile                 (228)          416             188            1,738            2,557
MFS VIT Total Return                                      (3,772)           --          (3,772)          52,607           58,002
MFS VIT Utilities                                        (10,436)           --         (10,436)          27,439           17,873
NB AMT Mid-Cap Growth                                   (135,528)           --        (135,528)         144,507            8,429
NB AMT Regency                                               (94)          241             147            5,797            6,120

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2009

                                                              ABVPSF                                 ABVPSF
                                                              GLOBAL      ABVPSF       ABVPSF        SMALL/
                                                             THEMATIC   GROWTH AND  INTERNATIONAL   MID CAP
                                                              GROWTH      INCOME        VALUE        VALUE
                                                             CLASS A     CLASS A       CLASS A      CLASS A
                                                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $     --    $ 944,356     $ 32,244     $ 36,228
Changes From Operations:
   - Net investment income (loss)                                 (27)      15,265          823          611
   - Net realized gain (loss) on investments                     (399)    (199,607)     (15,986)      (2,093)
   - Net change in unrealized appreciation or depreciation
     on investments                                           (58,904)    (303,441)     (57,257)     (13,667)
                                                             --------    ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (59,330)    (487,783)     (72,420)     (15,149)
Changes From Unit Transactions:
   - Contract purchases                                        75,781      106,772       88,503       91,549
   - Contract withdrawals                                      (5,308)     (17,424)     (12,089)      (9,489)
   - Contract transfers                                       121,976     (223,808)      30,329      (62,599)
                                                             --------    ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               192,449     (134,460)     106,743       19,461
                                                             --------    ---------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       133,119     (622,243)      34,323        4,312
                                                             --------    ---------     --------     --------
NET ASSETS AT DECEMBER 31, 2008                               133,119      322,113       66,567       40,540
Changes From Operations:
   - Net investment income (loss)                                 (40)       4,369        1,757        1,034
   - Net realized gain (loss) on investments                   (1,320)    (264,230)     (29,449)        (426)
   - Net change in unrealized appreciation or depreciation
     on investments                                           138,078      261,361       84,217       41,421
                                                             --------    ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            136,718        1,500       56,525       42,029
Changes From Unit Transactions:
   - Contract purchases                                       123,444           --      136,369       59,770
   - Contract withdrawals                                     (11,397)    (166,056)     (13,083)      (7,067)
   - Contract transfers                                       381,140     (143,422)     (99,476)     (31,024)
                                                             --------    ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               493,187     (309,478)      23,810       21,679
                                                             --------    ---------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       629,905     (307,978)      80,335       63,708
                                                             --------    ---------     --------     --------
NET ASSETS AT DECEMBER 31, 2009                              $763,024    $  14,135     $146,902     $104,248
                                                             ========    =========     ========     ========

See accompanying notes.

                                                                         AMERICAN                                    AMERICAN
                                                             AMERICAN   CENTURY VP                   AMERICAN         FUNDS
                                                            CENTURY VP  INFLATION     AMERICAN         FUNDS       GLOBAL SMALL
                                                             INCOME &   PROTECTION   CENTURY VP    GLOBAL GROWTH  CAPITALIZATION
                                                              GROWTH     CLASS 2    INTERNATIONAL     CLASS 2        CLASS 2
                                                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $ 29,779    $  2,933      $ 16,808      $  32,808       $ 92,747
Changes From Operations:
   - Net investment income (loss)                                  58       3,037             3          1,348           (239)
   - Net realized gain (loss) on investments                      632        (753)        1,842       (311,737)           721
   - Net change in unrealized appreciation or depreciation
     on investments                                            (3,236)     (7,051)       (2,600)       (10,496)       (75,898)
                                                             --------    --------      --------      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (2,546)     (4,767)         (755)      (320,885)       (75,416)
Changes From Unit Transactions:
   - Contract purchases                                            --          --            --        360,448         26,026
   - Contract withdrawals                                        (244)     (1,912)          (40)       (22,487)        (6,680)
   - Contract transfers                                       (23,823)     89,409       (15,957)       (38,034)        37,947
                                                             --------    --------      --------      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (24,067)     87,497       (15,997)       299,927         57,293
                                                             --------    --------      --------      ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (26,613)     82,730       (16,752)       (20,958)       (18,123)
                                                             --------    --------      --------      ---------       --------
NET ASSETS AT DECEMBER 31, 2008                                 3,166      85,663            56         11,850         74,624
Changes From Operations:
   - Net investment income (loss)                                 118       1,958           (10)         2,312             19
   - Net realized gain (loss) on investments                   (1,747)     (1,248)            4         (1,803)       (40,443)
   - Net change in unrealized appreciation or depreciation
     on investments                                             1,899      10,624           935         32,809         84,052
                                                             --------    --------      --------      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                270      11,334           929         33,318         43,628
Changes From Unit Transactions:
   - Contract purchases                                            --          --            --            155         30,424
   - Contract withdrawals                                        (117)     (4,895)          (47)        (7,190)        (5,528)
   - Contract transfers                                        (3,248)     51,093         8,300        248,075        (76,518)
                                                             --------    --------      --------      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (3,365)     46,198         8,253        241,040        (51,622)
                                                             --------    --------      --------      ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (3,095)     57,532         9,182        274,358         (7,994)
                                                             --------    --------      --------      ---------       --------
NET ASSETS AT DECEMBER 31, 2009                              $     71    $143,195      $  9,238      $ 286,208       $ 66,630
                                                             ========    ========      ========      =========       ========

                                                                                        AMERICAN
                                                             AMERICAN     AMERICAN        FUNDS       AMERICAN
                                                               FUNDS        FUNDS      HIGH-INCOME      FUNDS
                                                              GROWTH    GROWTH-INCOME     BOND      INTERNATIONAL
                                                              CLASS 2      CLASS 2       CLASS 2       CLASS 2
                                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $   40,721    $  368,564    $  21,827     $1,554,437
Changes From Operations:
   - Net investment income (loss)                                7,271        11,639       17,998         13,190
   - Net realized gain (loss) on investments                       (79)       18,563       (1,340)      (259,493)
   - Net change in unrealized appreciation or depreciation
     on investments                                             39,803      (291,444)     (36,939)      (644,028)
                                                            ----------    ----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              46,995      (261,242)     (20,281)      (890,331)
Changes From Unit Transactions:
   - Contract purchases                                         21,316       297,501       45,171        107,225
   - Contract withdrawals                                       (7,044)      (79,605)      (7,402)       (28,119)
   - Contract transfers                                        581,375       235,821      193,476       (173,262)
                                                            ----------    ----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                595,647       453,717      231,245        (94,156)
                                                            ----------    ----------    ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        642,642       192,475      210,964       (984,487)
                                                            ----------    ----------    ---------     ----------
NET ASSETS AT DECEMBER 31, 2008                                683,363       561,039      232,791        569,950
Changes From Operations:
   - Net investment income (loss)                                7,295        14,620        3,905          4,384
   - Net realized gain (loss) on investments                   105,127       (11,184)     (24,336)      (326,104)
   - Net change in unrealized appreciation or depreciation
     on investments                                            294,729       255,871       46,667        397,681
                                                            ----------    ----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             407,151       259,307       26,236         75,961
Changes From Unit Transactions:
   - Contract purchases                                        610,675       394,017       44,828         57,616
   - Contract withdrawals                                      (52,678)      (41,889)      (5,891)      (179,314)
   - Contract transfers                                       (336,945)       28,577     (245,310)       (69,572)
                                                            ----------    ----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                221,052       380,705     (206,373)      (191,270)
                                                            ----------    ----------    ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        628,203       640,012     (180,137)      (115,309)
                                                            ----------    ----------    ---------     ----------
NET ASSETS AT DECEMBER 31, 2009                             $1,311,566    $1,201,051    $  52,654     $  454,641
                                                            ==========    ==========    =========     ==========

                                                             AMERICAN
                                                            FUNDS U.S.
                                                            GOVERNMENT/    DELAWARE    DELAWARE
                                                             AAA-RATED       VIP         VIP       DELAWARE
                                                            SECURITIES   DIVERSIFIED   EMERGING      VIP
                                                              CLASS 2       INCOME     MARKETS    HIGH YIELD
                                                            SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $ 274,859     $ 31,164   $  430,646  $    7,231
Changes From Operations:
   - Net investment income (loss)                               15,757          (70)      14,049      15,682
   - Net realized gain (loss) on investments                     2,500        1,209      125,744      (6,502)
   - Net change in unrealized appreciation or depreciation
     on investments                                             26,199       (2,750)    (855,218)    (75,916)
                                                             ---------     --------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              44,456       (1,611)    (715,425)    (66,736)
Changes From Unit Transactions:
   - Contract purchases                                         57,033           --      741,763     140,390
   - Contract withdrawals                                      (15,494)        (583)     (50,901)     (9,921)
   - Contract transfers                                        420,823       (9,542)     701,191     214,452
                                                             ---------     --------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                462,362      (10,125)   1,392,053     344,921
                                                             ---------     --------   ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        506,818      (11,736)     676,628     278,185
                                                             ---------     --------   ----------  ----------
NET ASSETS AT DECEMBER 31, 2008                                781,677       19,428    1,107,274     285,416
Changes From Operations:
   - Net investment income (loss)                                5,643        1,344       22,513      35,717
   - Net realized gain (loss) on investments                    20,903          506       51,881      (1,288)
   - Net change in unrealized appreciation or depreciation
     on investments                                            (21,126)       2,989    1,313,630     268,397
                                                             ---------     --------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               5,420        4,839    1,388,024     302,826
Changes From Unit Transactions:
   - Contract purchases                                             --            1    1,126,063     420,684
   - Contract withdrawals                                       (5,921)        (515)     (93,080)    (32,649)
   - Contract transfers                                       (513,847)      (8,634)     148,033     964,734
                                                             ---------     --------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (519,768)      (9,148)   1,181,016   1,352,769
                                                             ---------     --------   ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (514,348)      (4,309)   2,569,040   1,655,595
                                                             ---------     --------   ----------  ----------
NET ASSETS AT DECEMBER 31, 2009                              $ 267,329     $ 15,119   $3,676,314  $1,941,011
                                                             =========     ========   ==========  ==========

See accompanying notes.

                                                              DELAWARE
                                                                VIP
                                                            LIMITED-TERM               DELAWARE     DELAWARE
                                                            DIVERSIFIED    DELAWARE    VIP SMALL      VIP       DELAWARE
                                                               INCOME      VIP REIT    CAP VALUE  U.S. GROWTH   VIP VALUE
                                                             SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                  $    --     $ 19,479    $240,551     $    --     $ 930,017
Changes From Operations:
   - Net investment income (loss)                                   --          334         574          --        21,732
   - Net realized gain (loss) on investments                        --          357       1,576          --      (269,927)
   - Net change in unrealized appreciation or depreciation
     on investments                                                 --      (10,520)    (71,125)         --      (183,111)
                                                               -------     --------    --------     -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  --       (9,829)    (68,975)         --      (431,306)
Changes From Unit Transactions:
   - Contract purchases                                             --           --      69,941          --        48,628
   - Contract withdrawals                                           --         (933)    (62,468)         --       (15,586)
   - Contract transfers                                             --        6,910      (1,174)         --      (268,282)
                                                               -------     --------    --------     -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     --        5,977       6,299          --      (235,240)
                                                               -------     --------    --------     -------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             --       (3,852)    (62,676)         --      (666,546)
                                                               -------     --------    --------     -------     ---------
NET ASSETS AT DECEMBER 31, 2008                                     --       15,627     177,875          --       263,471
Changes From Operations:
   - Net investment income (loss)                                1,042          361         771         (37)        2,182
   - Net realized gain (loss) on investments                        45      (16,544)     (9,690)        175      (144,001)
   - Net change in unrealized appreciation or depreciation
     on investments                                              2,347       75,187      85,633       8,119       131,597
                                                               -------     --------    --------     -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               3,434       59,004      76,714       8,257       (10,222)
Changes From Unit Transactions:
   - Contract purchases                                             --       16,916     101,741          --            --
   - Contract withdrawals                                         (625)      (4,940)    (17,730)       (402)      (87,821)
   - Contract transfers                                         55,393      411,369      (3,504)     29,038      (155,996)
                                                               -------     --------    --------     -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 54,768      423,345      80,507      28,636      (243,817)
                                                               -------     --------    --------     -------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         58,202      482,349     157,221      36,893      (254,039)
                                                               -------     --------    --------     -------     ---------
NET ASSETS AT DECEMBER 31, 2009                                $58,202     $497,976    $335,096     $36,893     $   9,432
                                                               =======     ========    ========     =======     =========


                                                              DWS VIP     DWS VIP   FIDELITY VIP
                                                            EQUITY 500   SMALL CAP      ASSET       FIDELITY VIP
                                                               INDEX       INDEX       MANAGER       CONTRAFUND
                                                              CLASS A     CLASS A   SERVICE CLASS  SERVICE CLASS
                                                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $2,144,393   $ 55,298      $187,556      $  481,079
Changes From Operations:
   - Net investment income (loss)                               40,342        532         5,055          12,728
   - Net realized gain (loss) on investments                  (174,968)      (638)        9,351         (42,111)
   - Net change in unrealized appreciation or depreciation
     on investments                                           (710,061)   (33,991)      (70,772)       (555,234)
                                                            ----------   --------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (844,687)   (34,097)      (56,366)       (584,617)
Changes From Unit Transactions:
   - Contract purchases                                        516,836     26,997        57,037         627,345
   - Contract withdrawals                                      (52,802)    (5,738)       (5,022)       (110,522)
   - Contract transfers                                       (581,417)    27,189        (8,375)        705,683
                                                            ----------   --------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (117,383)    48,448        43,640       1,222,506
                                                            ----------   --------      --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (962,070)    14,351       (12,726)        637,889
                                                            ----------   --------      --------      ----------
NET ASSETS AT DECEMBER 31, 2008                              1,182,323     69,649       174,830       1,118,968
Changes From Operations:
   - Net investment income (loss)                               15,464      1,978         4,129          18,167
   - Net realized gain (loss) on investments                  (547,859)   (20,250)         (915)        (74,399)
   - Net change in unrealized appreciation or depreciation
     on investments                                            593,648     37,445        49,720         600,434
                                                            ----------   --------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              61,253     19,173        52,934         544,202
Changes From Unit Transactions:
   - Contract purchases                                         64,256     74,712        28,516         749,930
   - Contract withdrawals                                     (349,515)    (7,441)       (3,691)        (73,013)
   - Contract transfers                                       (526,489)   (81,559)       (8,524)       (566,966)
                                                            ----------   --------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (811,748)   (14,288)       16,301         109,951
                                                            ----------   --------      --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (750,495)     4,885        69,235         654,153
                                                            ----------   --------      --------      ----------
NET ASSETS AT DECEMBER 31, 2009                             $  431,828   $ 74,534      $244,065      $1,773,121
                                                            ==========   ========      ========      ==========

                                                             FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                            EQUITY-INCOME     GROWTH         MID CAP        OVERSEAS
                                                            SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                  $ 39,626      $      --     $   41,406      $ 27,270
Changes From Operations:
   - Net investment income (loss)                                   561             --          3,523           572
   - Net realized gain (loss) on investments                       (201)      (308,286)         5,279         2,380
   - Net change in unrealized appreciation or depreciation
     on investments                                             (17,283)            --        121,986       (15,937)
                                                               --------      ---------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              (16,923)      (308,286)       130,788       (12,985)
Changes From Unit Transactions:
   - Contract purchases                                              --        317,698             --            --
   - Contract withdrawals                                          (598)       (18,884)        (6,397)         (927)
   - Contract transfers                                              --          9,472        981,740         4,287
                                                               --------      ---------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (598)       308,286        975,343         3,360
                                                               --------      ---------     ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (17,521)            --      1,106,131        (9,625)
                                                               --------      ---------     ----------      --------
NET ASSETS AT DECEMBER 31, 2008                                  22,105             --      1,147,537        17,645
Changes From Operations:
   - Net investment income (loss)                                 3,870             --          9,924          (222)
   - Net realized gain (loss) on investments                         11             --        194,280        12,991
   - Net change in unrealized appreciation or depreciation
     on investments                                              21,364             --        438,586        12,482
                                                               --------      ---------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               25,245             --        642,790        25,251
Changes From Unit Transactions:
   - Contract purchases                                              --             --        921,386            --
   - Contract withdrawals                                        (6,537)            --        (76,570)       (5,230)
   - Contract transfers                                         199,025             --       (653,148)      (33,127)
                                                               --------      ---------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 192,488             --        191,668       (38,357)
                                                               --------      ---------     ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         217,733             --        834,458       (13,106)
                                                               --------      ---------     ----------      --------
NET ASSETS AT DECEMBER 31, 2009                                $239,838      $      --     $1,981,995      $  4,539
                                                               ========      =========     ==========      ========

See accompanying notes.

                                                                          FTVIPT
                                                              FTVIPT     FRANKLIN                    FTVIPT      FTVIPT
                                                             FRANKLIN   SMALL-MID      FTVIPT        MUTUAL     TEMPLETON
                                                              INCOME    CAP GROWTH  FRANKLIN U.S.    SHARES    GLOBAL BOND
                                                            SECURITIES  SECURITIES   GOVERNMENT    SECURITIES  SECURITIES
                                                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $     --   $1,136,142    $     --     $   21,060   $  4,923
Changes From Operations:
   - Net investment income (loss)                                  18       (3,661)       (150)        14,723      8,547
   - Net realized gain (loss) on investments                    1,414     (195,936)         23         17,240    (10,856)
   - Net change in unrealized appreciation or depreciation
     on investments                                                --     (294,326)      9,000       (143,931)    (1,024)
                                                             --------   ----------    --------     ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              1,432     (493,923)      8,873       (111,968)    (3,333)
Changes From Unit Transactions:
   - Contract purchases                                        30,285      118,770      57,047        240,177         --
   - Contract withdrawals                                      (2,503)     (18,913)     (2,302)       (19,696)    (4,683)
   - Contract transfers                                       (29,214)    (451,936)    118,227        650,985     37,730
                                                             --------   ----------    --------     ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (1,432)    (352,079)    172,972        871,466     33,047
                                                             --------   ----------    --------     ----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            --     (846,002)    181,845        759,498     29,714
                                                             --------   ----------    --------     ----------   --------
NET ASSETS AT DECEMBER 31, 2008                                    --      290,140     181,845        780,558     34,637
Changes From Operations:
   - Net investment income (loss)                                  --         (319)      6,582         28,372      4,325
   - Net realized gain (loss) on investments                       --     (216,939)        149            336        833
   - Net change in unrealized appreciation or depreciation
     on investments                                                --      225,990      (1,442)       303,583      9,763
                                                             --------   ----------    --------     ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 --        8,732       5,289        332,291     14,921
Changes From Unit Transactions:
   - Contract purchases                                            --           --          --        615,671         --
   - Contract withdrawals                                          --     (148,208)     (2,497)       (53,024)    (4,263)
   - Contract transfers                                            --     (147,067)         --        (42,225)   131,365
                                                             --------   ----------    --------     ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    --     (295,275)     (2,497)       520,422    127,102
                                                             --------   ----------    --------     ----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            --     (286,543)      2,792        852,713    142,023
                                                             --------   ----------    --------     ----------   --------
NET ASSETS AT DECEMBER 31, 2009                              $     --   $    3,597    $184,637     $1,633,271   $176,660
                                                             ========   ==========    ========     ==========   ========


                                                              FTVIPT        JANUS           JANUS
                                                            TEMPLETON    ASPEN SERIES    ASPEN SERIES       LVIP
                                                              GROWTH       BALANCED     FLEXIBLE BOND   BARON GROWTH
                                                            SECURITIES  SERVICE SHARES  SERVICE SHARES  OPPORTUNITIES
                                                            SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $133,591      $311,128       $ 846,016       $     --
Changes From Operations:
   - Net investment income (loss)                               1,651         4,971          21,795            (65)
   - Net realized gain (loss) on investments                    6,810        20,339         (14,202)         1,825
   - Net change in unrealized appreciation or depreciation
     on investments                                           (66,018)      (76,684)          2,893        (16,491)
                                                             --------      --------       ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (57,557)      (51,374)         10,486        (14,731)
Changes From Unit Transactions:
   - Contract purchases                                        34,219            --          24,257          6,490
   - Contract withdrawals                                      (3,043)       (3,670)        (14,428)          (983)
   - Contract transfers                                        13,144            --        (518,975)        43,166
                                                             --------      --------       ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                44,320        (3,670)       (509,146)        48,673
                                                             --------      --------       ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (13,237)      (55,044)       (498,660)        33,942
                                                             --------      --------       ---------       --------
NET ASSETS AT DECEMBER 31, 2008                               120,354       256,084         347,356         33,942
Changes From Operations:
   - Net investment income (loss)                               4,836         5,748           2,495            (36)
   - Net realized gain (loss) on investments                   (1,666)       10,413          11,124        (13,896)
   - Net change in unrealized appreciation or depreciation
     on investments                                            39,797        46,515          (5,157)        16,563
                                                             --------      --------       ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             42,967        62,676           8,462          2,631
Changes From Unit Transactions:
   - Contract purchases                                        28,641            --              --         24,382
   - Contract withdrawals                                      (2,939)       (3,756)       (174,742)        (2,559)
   - Contract transfers                                           538            --        (179,508)       (57,427)
                                                             --------      --------       ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                26,240        (3,756)       (354,250)       (35,604)
                                                             --------      --------       ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        69,207        58,920        (345,788)       (32,973)
                                                             --------      --------       ---------       --------
NET ASSETS AT DECEMBER 31, 2009                              $189,561      $315,004       $   1,568       $    969
                                                             ========      ========       =========       ========

                                                                LVIP                          LVIP
                                                            BARON GROWTH                 COHEN & STEERS      LVIP
                                                            OPPORTUNITIES  LVIP CAPITAL      GLOBAL        DELAWARE
                                                            SERVICE CLASS     GROWTH      REAL ESTATE        BOND
                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                 $ 46,825          $--        $      --     $ 498,727
Changes From Operations:
   - Net investment income (loss)                                 (121)          --            2,078        23,853
   - Net realized gain (loss) on investments                     1,775            4         (168,377)      (79,063)
   - Net change in unrealized appreciation or depreciation
     on investments                                            (23,273)          --               --       (31,508)
                                                              --------          ---        ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (21,619)           4         (166,299)      (86,718)
Changes From Unit Transactions:
   - Contract purchases                                         15,191           --          154,478       476,249
   - Contract withdrawals                                       (3,655)          --           (9,527)      (95,224)
   - Contract transfers                                          2,460           (4)          21,348      (333,760)
                                                              --------          ---        ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 13,996           (4)         166,299        47,265
                                                              --------          ---        ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (7,623)          --               --       (39,453)
                                                              --------          ---        ---------     ---------
NET ASSETS AT DECEMBER 31, 2008                                 39,202           --               --       459,274
Changes From Operations:
   - Net investment income (loss)                                 (136)          --               --        24,764
   - Net realized gain (loss) on investments                    (4,321)          --               --          (423)
   - Net change in unrealized appreciation or depreciation
     on investments                                             33,595           --               --        73,876
                                                              --------          ---        ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              29,138           --               --        98,217
Changes From Unit Transactions:
   - Contract purchases                                            878           --               --        50,913
   - Contract withdrawals                                       (2,861)          --               --       (28,388)
   - Contract transfers                                        (13,458)          --               --       158,548
                                                              --------          ---        ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (15,441)          --               --       181,073
                                                              --------          ---        ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         13,697           --               --       279,290
                                                              --------          ---        ---------     ---------
NET ASSETS AT DECEMBER 31, 2009                               $ 52,899          $--        $      --     $ 738,564
                                                              ========          ===        =========     =========

See accompanying notes.

                                                               LVIP
                                                             DELAWARE      LVIP        LVIP
                                                            FOUNDATION   DELAWARE    DELAWARE       LVIP          LVIP
                                                            AGGRESSIVE  GROWTH AND    SOCIAL    JANUS CAPITAL    MID-CAP
                                                            ALLOCATION    INCOME    AWARENESS   APPRECIATION      VALUE
                                                            SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $14,040     $ 4,727     $    --      $ 35,713     $      --
Changes From Operations:
   - Net investment income (loss)                                783          40          35           (68)           --
   - Net realized gain (loss) on investments                   1,122         419         271        (4,445)     (294,090)
   - Net change in unrealized appreciation or depreciation
     on investments                                           (6,659)     (2,192)     (1,763)       (7,773)           --
                                                             -------     -------     -------      --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (4,754)     (1,733)     (1,457)      (12,286)     (294,090)
Changes From Unit Transactions:
   - Contract purchases                                           --          --          --            --       288,067
   - Contract withdrawals                                       (335)       (183)        (69)         (818)      (17,952)
   - Contract transfers                                          514         344       5,090       (16,384)       23,975
                                                             -------     -------     -------      --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  179         161       5,021       (17,202)      294,090
                                                             -------     -------     -------      --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (4,575)     (1,572)      3,564       (29,488)           --
                                                             -------     -------     -------      --------     ---------
NET ASSETS AT DECEMBER 31, 2008                                9,465       3,155       3,564         6,225            --
Changes From Operations:
   - Net investment income (loss)                                169         384          (1)            8            --
   - Net realized gain (loss) on investments                    (152)        400      (1,686)       (2,069)           --
   - Net change in unrealized appreciation or depreciation
     on investments                                            3,493      10,979       1,763         3,539            --
                                                             -------     -------     -------      --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             3,510      11,763          76         1,478            --
Changes From Unit Transactions:
   - Contract purchases                                           46          23          --            --            --
   - Contract withdrawals                                       (239)       (648)         (2)         (118)           --
   - Contract transfers                                        2,024      36,926      (3,638)       (7,523)           --
                                                             -------     -------     -------      --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                1,831      36,301      (3,640)       (7,641)           --
                                                             -------     -------     -------      --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        5,341      48,064      (3,564)       (6,163)           --
                                                             -------     -------     -------      --------     ---------
NET ASSETS AT DECEMBER 31, 2009                              $14,806     $51,219     $    --      $     62     $      --
                                                             =======     =======     =======      ========     =========

                                                                 LVIP
                                                              MONDRIAN                       LVIP           LVIP
                                                            INTERNATIONAL      LVIP      SSgA S&P 500  SSgA SMALL-CAP
                                                                VALUE      MONEY MARKET      INDEX         INDEX
                                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $  127,093    $ 4,961,099    $       --      $      --
Changes From Operations:
   - Net investment income (loss)                                54,595         92,321        36,926          5,240
   - Net realized gain (loss) on investments                     54,416             11          (675)        33,723
   - Net change in unrealized appreciation or depreciation
     on investments                                            (370,995)            --      (261,698)      (118,899)
                                                             ----------    -----------    ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (261,984)        92,332      (225,447)       (79,936)
Changes From Unit Transactions:
   - Contract purchases                                         452,833      7,099,979       467,512        213,292
   - Contract withdrawals                                       (29,540)    (2,507,389)      (33,299)       (15,445)
   - Contract transfers                                         571,526     (4,082,541)      771,386        315,381
                                                             ----------    -----------    ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 994,819        510,049     1,205,599        513,228
                                                             ----------    -----------    ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         732,835        602,381       980,152        433,292
                                                             ----------    -----------    ----------      ---------
NET ASSETS AT DECEMBER 31, 2008                                 859,928      5,563,480       980,152        433,292
Changes From Operations:
   - Net investment income (loss)                                39,590          3,549        29,168          5,441
   - Net realized gain (loss) on investments                    (21,437)            88        (2,387)         3,646
   - Net change in unrealized appreciation or depreciation
     on investments                                             324,636             --       460,506        191,523
                                                             ----------    -----------    ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              342,789          3,637       487,287        200,610
Changes From Unit Transactions:
   - Contract purchases                                         778,293      2,610,162       951,246        368,951
   - Contract withdrawals                                       (55,728)    (4,863,090)      (78,252)       (31,582)
   - Contract transfers                                        (517,711)     3,284,439       141,906        (68,482)
                                                             ----------    -----------    ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 204,854      1,031,511     1,014,900        268,887
                                                             ----------    -----------    ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         547,643      1,035,148     1,502,187        469,497
                                                             ----------    -----------    ----------      ---------
NET ASSETS AT DECEMBER 31, 2009                              $1,407,571    $ 6,598,628    $2,482,339      $ 902,789
                                                             ==========    ===========    ==========      =========

                                                                LVIP
                                                            T. ROWE PRICE                 LVIP          LVIP
                                                             STRUCTURED       LVIP     WELLS FARGO    WILSHIRE
                                                               MID-CAP      TEMPLETON   INTRINSIC   CONSERVATIVE
                                                               GROWTH        GROWTH       VALUE       PROFILE
                                                             SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                  $    --      $     --     $110,171     $     --
Changes From Operations:
   - Net investment income (loss)                                  (17)           --        2,143        3,148
   - Net realized gain (loss) on investments                      (742)           --        7,087          336
   - Net change in unrealized appreciation or depreciation
     on investments                                             (1,893)           --      (51,317)      (1,626)
                                                               -------      --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              (2,652)           --      (42,087)       1,858
Changes From Unit Transactions:
   - Contract purchases                                             --            --       39,924       16,516
   - Contract withdrawals                                         (112)           --       (2,952)      (1,656)
   - Contract transfers                                          5,788            --       15,951      129,225
                                                               -------      --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  5,676            --       52,923      144,085
                                                               -------      --------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          3,024            --       10,836      145,943
                                                               -------      --------     --------     --------
NET ASSETS AT DECEMBER 31, 2008                                  3,024            --      121,007      145,943
Changes From Operations:
   - Net investment income (loss)                                  (26)        3,181        1,269       13,690
   - Net realized gain (loss) on investments                    (1,802)          (60)      (5,200)       3,251
   - Net change in unrealized appreciation or depreciation
     on investments                                              6,181        (2,859)      35,960       50,206
                                                               -------      --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               4,353           262       32,029       67,147
Changes From Unit Transactions:
   - Contract purchases                                             --            --       28,519      170,209
   - Contract withdrawals                                         (176)       (1,171)      (2,620)     (12,602)
   - Contract transfers                                         15,087       212,483       (4,294)      31,006
                                                               -------      --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 14,911       211,312       21,605      188,613
                                                               -------      --------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         19,264       211,574       53,634      255,760
                                                               -------      --------     --------     --------
NET ASSETS AT DECEMBER 31, 2009                                $22,288      $211,574     $174,641     $401,703
                                                               =======      ========     ========     ========

See accompanying notes.

                                                               LVIP
                                                             WILSHIRE
                                                            MODERATELY   MFS VIT                  NB AMT
                                                            AGGRESSIVE    TOTAL       MFS VIT     MID-CAP     NB AMT
                                                              PROFILE     RETURN     UTILITIES    GROWTH      REGENCY
                                                            SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                 $ 7,189    $265,742    $ 78,695   $1,239,446   $ 25,867
Changes From Operations:
   - Net investment income (loss)                                  40       6,399       1,375       (3,995)       114
   - Net realized gain (loss) on investments                      122       9,984      (9,211)    (118,140)        82
   - Net change in unrealized appreciation or depreciation
     on investments                                            (2,641)    (72,895)    (25,901)    (447,221)   (12,027)
                                                              -------    --------    --------   ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (2,479)    (56,512)    (33,737)    (569,356)   (11,831)
Changes From Unit Transactions:
   - Contract purchases                                            --      92,010          --       86,531         --
   - Contract withdrawals                                        (169)     (7,251)     (3,090)     (19,355)      (389)
   - Contract transfers                                           300      (9,628)    (14,285)    (332,628)        --
                                                              -------    --------    --------   ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                   131      75,131     (17,375)    (265,452)      (389)
                                                              -------    --------    --------   ----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (2,348)     18,619     (51,112)    (834,808)   (12,220)
                                                              -------    --------    --------   ----------   --------
NET ASSETS AT DECEMBER 31, 2008                                 4,841     284,361      27,583      404,638     13,647
Changes From Operations:
   - Net investment income (loss)                                 631       9,167         870         (550)       176
   - Net realized gain (loss) on investments                      188      (3,772)    (10,436)    (135,528)       147
   - Net change in unrealized appreciation or depreciation
     on investments                                             1,738      52,607      27,439      144,507      5,797
                                                              -------    --------    --------   ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              2,557      58,002      17,873        8,429      6,120
Changes From Unit Transactions:
   - Contract purchases                                            26      59,784          24           --         --
   - Contract withdrawals                                        (244)     (6,595)     (3,446)    (185,590)      (370)
   - Contract transfers                                         4,893       4,793      81,443     (185,250)        --
                                                              -------    --------    --------   ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 4,675      57,982      78,021     (370,840)      (370)
                                                              -------    --------    --------   ----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         7,232     115,984      95,894     (362,411)     5,750
                                                              -------    --------    --------   ----------   --------
NET ASSETS AT DECEMBER 31, 2009                               $12,073    $400,345    $123,477   $   42,227   $ 19,397
                                                              =======    ========    ========   ==========   ========

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: LLANY Separate Account S For Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (LNY) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 22, 2001, are part of the operations of LNY. Currently, the following four products may invest in the Variable Account:

-    Lincoln CVUL Series III

-    Lincoln Corporate Commitment VUL

-    Lincoln Corporate Variable 4

-    Lincoln Corporate Variable 5

The assets of the Variable Account are owned by LNY. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of LNY.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of ninety-six available mutual funds (the Funds) of sixteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation Fund**
   AIM V.I. International Growth Fund**

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Portfolio Class A
   ABVPSF Growth and Income Portfolio Class A
   ABVPSF International Value Portfolio Class A
   ABVPSF Large Cap Growth Portfolio Class A**
   ABVPSF Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Income & Growth Fund
   American Century VP Inflation Protection Fund Class 2
   American Century VP International Fund

American Funds Insurance Series (American Funds):
   American Funds Global Growth Fund Class 2
   American Funds Global Small Capitalization Fund Class 2
   American Funds Growth Fund Class 2
   American Funds Growth-Income Fund Class 2
   American Funds High-Income Bond Fund Class 2
   American Funds International Fund Class 2
   American Funds U.S. Government/AAA-Rated Securities Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Fund**

Delaware VIP Trust (Delaware VIP):*
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
   Delaware VIP High Yield Series
   Delaware VIP Limited-Term Diversified Income Series
   Delaware VIP REIT Series
   Delaware VIP Small Cap Value Series
   Delaware VIP Trend Series**
   Delaware VIP U.S. Growth Series
   Delaware VIP Value Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund**
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Small Cap Index Class A Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Portfolio Service Class
   Fidelity VIP Contrafund Portfolio Service Class
   Fidelity VIP Equity-Income Portfolio Service Class
   Fidelity VIP Growth Portfolio Service Class**
   Fidelity VIP Mid Cap Portfolio Service Class
   Fidelity VIP Overseas Portfolio Service Class

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Fund**
   FTVIPT Franklin Small-Mid Cap Growth Securities Fund
   FTVIPT Franklin U.S. Government Fund
   FTVIPT Mutual Shares Securities Fund
   FTVIPT Templeton Global Bond Securities Fund
   FTVIPT Templeton Growth Securities Fund

Janus Aspen Series:
   Janus Aspen Series Balanced Portfolio Service Shares Janus Aspen Series Enterprise Portfolio Service Shares** Janus Aspen Series Flexible Bond Portfolio Service Shares Janus Aspen Series Worldwide Portfolio Service Shares**

Lincoln Variable Insurance Products Trust (LVIP):*
   LVIP Baron Growth Opportunities Fund
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP Capital Growth Fund**
   LVIP Cohen & Steers Global Real Estate Fund**
   LVIP Columbia Value Opportunities Fund**

   LVIP Delaware Bond Fund
   LVIP Delaware Foundation Aggressive Allocation Fund
   LVIP Delaware Growth and Income Fund
   LVIP Delaware Social Awareness Fund**
   LVIP Delaware Special Opportunities Fund**
   LVIP Global Income Fund**
   LVIP Janus Capital Appreciation Fund
   LVIP Marsico International Growth Fund**
   LVIP MFS Value Fund**
   LVIP Mid-Cap Value Fund**
   LVIP Mondrian International Value Fund
   LVIP Money Market Fund
   LVIP SSgA Bond Index Fund**
   LVIP SSgA Developed International 150 Fund**
   LVIP SSgA Emerging Markets 100 Fund**
   LVIP SSgA International Index Fund**
   LVIP SSgA Large Cap 100 Fund**
   LVIP SSgA S&P 500 Index Fund
   LVIP SSgA Small-Cap Index Fund
   LVIP SSgA Small-Mid Cap 200 Fund**
   LVIP T. Rowe Price Growth Stock Fund**
   LVIP T. Rowe Price Structured Mid-Cap Growth Fund
   LVIP Templeton Growth Fund
   LVIP Turner Mid-Cap Growth Fund**
   LVIP Wells Fargo Intrinsic Value Fund
   LVIP Wilshire 2010 Profile Fund**
   LVIP Wilshire 2020 Profile Fund**
   LVIP Wilshire 2030 Profile Fund**
   LVIP Wilshire 2040 Profile Fund**
   LVIP Wilshire Aggressive Profile Fund**
   LVIP Wilshire Conservative Profile Fund
   LVIP Wilshire Moderate Profile Fund**
   LVIP Wilshire Moderately Aggressive Profile Fund

M Fund, Inc. (M Fund):
   M Fund Brandes International Equity Fund**
   M Fund Business Opportunity Value Fund**
   M Fund Frontier Capital Appreciation Fund**
   M Fund M Large Cap Growth Fund**

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Series**
   MFS VIT Growth Series**
   MFS VIT Total Return Series
   MFS VIT Utilities Series

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio I Class
   NB AMT Regency Portfolio I Class

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Fund (Administrative Class)**

Putnam Variable Trust (Putnam VT):
   Putnam VT Growth & Income Fund Class IB**

*    Denotes an affiliate of LNY.

**   Available fund with no money invested at December 31, 2009.

As of December 31, 2009, Delaware VIP Trust was an affiliate of LNY. On January 4, 2010, Lincoln National Corporation (the parent of LNY) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2009. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the FASB ASC (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the variable subac-counts on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of LNY, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2008, the LVIP SSgA Bond Index Fund, the LVIP SSgA Developed International 150 Fund, the LVIP SSgA Emerging Markets 100 Fund, the LVIP SSgA International Index Fund, the LVIP SSgA Large Cap 100 Fund and the LVIP SSgA Small-Mid Cap 200 Fund became available as investment options for account contract owners.

During 2008, the LVIP Value Opportunities Fund changed its name to the LVIP Columbia Value Opportunities Fund, the LVIP S&P 500 Index Fund changed its name to the LVIP SSgA S&P 500 Index Fund, the LVIP Small-Cap Index Fund changed its name to the LVIP SSgA Small-Cap Index Fund, the LVIP Mid-Cap Growth Fund changed its name to the LVIP Turner Mid-Cap Growth Fund and the MFS VIT Emerging Growth Series changed its name to the MFS VIT Growth Series.

During 2009, the BlackRock Global Allocation V.I. Fund, the DWS VIP Alternative Assets Allocation Plus Class A Fund, the LVIP Global Income Fund and the PIMCO VIT Commodity Real Return Administrative Class Fund became available as investment options for account contract owners.

Also during 2009, the ABVPSF Global Technology Class A Fund changed its name to the ABVPSF Global Thematic Growth Class A Fund, the Delaware VIP Capital Reserves Standard Class Series changed its name to the Delaware VIP Limited-Term Diversified Income Standard Class Series, the FTVIPT Templeton Global Income Securities Fund changed its name to the FTVIPT Templeton Global Bond Securities Fund, the Janus Aspen Series Mid Cap Growth Portfolio Service Shares changed its name to the Janus Aspen Series Enterprise Portfolio Service Shares, the Janus Aspen Series Worldwide Growth Portfolio Service Shares changed its name to the Janus Aspen Series Worldwide Portfolio Service Shares, the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund and the M Turner Core Growth Fund changed its name to the M Fund M Large Cap Growth Fund.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to LNY for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statement of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows.

- Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

- Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

- Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

- Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $18,564 and $9,034 for the years ended December 31, 2009 and 2008, respectively.

Prior to the allocation of premiums to the Variable Account, LNY deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by LNY. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2009 and 2008, amounted to $327,085 and $429,458, respectively.

LNY assumes responsibility for providing the insurance benefits included in the policy. LNY charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of LNY and is not included in these financial statements. The administrative charges for the years ended December 31, 2009 and 2008, amounted to $95,733 and $99,951, respectively. The cost of insurance charges for the years ended December 31, 2009 and 2008, amounted to $547,868 and $482,516, respectively.

Under certain circumstances, LNY reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2009 and 2008, no transfer fees were deducted from the variable subaccounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2009, follows:

                                  MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
              2009                  0.00%    0.40%    $11.13    $12.60       68,444  $  763,024     52.87%     53.49%       0.00%
              2008        2/8/08    0.00%    0.40%      7.25      8.24       18,217     133,119    -42.29%    -35.69%       0.00%

ABVPSF GROWTH AND INCOME CLASS A
              2009                  0.40%    0.40%     10.06     10.06        1,405      14,135     20.34%     20.34%       4.99%
              2008                  0.40%    0.40%      8.36      8.36       38,532     322,113    -40.84%    -40.84%       2.27%
              2007                  0.40%    0.40%     14.13     14.13       66,830     944,356      4.70%      4.70%       1.55%
              2006                  0.40%    0.40%     13.50     13.50       62,940     849,479     16.82%     16.82%       1.43%
              2005                  0.40%    0.40%     11.55     11.55       37,640     434,879      4.45%      4.45%       1.74%

ABVPSF INTERNATIONAL VALUE CLASS A
              2009                  0.00%    0.00%      8.00      8.00       18,368     146,902     34.68%     34.68%       1.36%
              2008                  0.00%    0.00%      5.94      5.94       11,210      66,567    -53.18%    -53.18%       0.96%
              2007        2/8/07    0.00%    0.00%     12.68     12.68        2,542      32,244      4.75%      4.75%       0.88%

ABVPSF SMALL/MID CAP VALUE CLASS A
              2009                  0.00%    0.00%     10.93     10.93        9,540     104,248     42.86%     42.86%       1.17%
              2008                  0.00%    0.00%      7.65      7.65        5,300      40,540    -35.58%    -35.58%       1.23%
              2007                  0.00%    0.40%     14.10     14.10        2,876      36,228      1.30%      1.30%       0.87%
              2006       2/10/06    0.40%    0.40%     13.92     13.92          426       5,928     10.83%     10.83%       0.72%

AMERICAN CENTURY VP INCOME & GROWTH
              2009                  0.40%    0.40%     10.29     10.29            7          71     17.63%     17.63%       5.99%
              2008                  0.40%    0.40%      8.75      8.75          362       3,166    -34.85%    -34.85%       1.67%
              2007                  0.40%    0.40%     13.43     13.43        2,216      29,779     -0.46%     -0.46%       1.73%
              2006       2/10/06    0.40%    0.40%     13.50     13.50        1,345      18,150     15.14%     15.14%       1.96%

AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
              2009                  0.40%    0.40%     12.43     12.43       11,251     143,195      9.80%      9.80%       2.09%
              2008                  0.40%    0.40%     11.33     11.33        7,564      85,663     -1.99%     -1.99%       4.94%
              2007       9/20/07    0.40%    0.40%     11.56     11.56          254       2,933      4.74%      4.74%       0.87%

AMERICAN CENTURY VP INTERNATIONAL
              2009                  0.40%    0.40%     13.80     13.80          669       9,238     33.24%     33.24%       0.03%
              2008                  0.40%    0.40%     10.36     10.36            5          56    -45.04%    -45.04%       0.90%
              2007                  0.40%    0.40%     18.85     18.85          892      16,808     17.59%     17.59%       0.98%
              2006       2/10/06    0.40%    0.40%     16.03     16.03          384       6,160     19.09%     19.09%       1.73%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
              2009                  0.40%    0.40%     15.20     15.20       18,370     286,208     41.74%     41.74%       2.44%
              2008                  0.40%    0.40%     10.73     10.73        1,105      11,850    -38.63%    -38.63%       0.31%
              2007                  0.40%    0.40%     17.48     17.48        1,877      32,808     14.39%     14.39%       2.71%
              2006        2/3/06    0.40%    0.40%     15.28     15.28        1,912      29,210     16.07%     16.07%       0.81%

                                  MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
              2009                  0.00%    0.40%    $12.19    $16.46        5,243  $   66,630     60.65%     61.30%       0.19%
              2008                  0.00%    0.40%      7.56     10.25        8,354      74,624    -53.71%    -53.52%       0.00%
              2007                  0.00%    0.40%     22.14     22.14        4,399      92,747     20.94%     20.94%       2.92%
              2006        2/2/06    0.40%    0.40%     18.30     18.30          796      14,561     14.45%     14.45%       0.77%

AMERICAN FUNDS GROWTH CLASS 2
              2009                  0.00%    0.40%     10.27     12.31      124,328   1,311,566     38.86%     39.41%       0.69%
              2008                  0.00%    0.40%      7.37      8.87       92,115     683,363    -44.19%    -43.97%       5.59%
              2007                  0.00%    0.40%     15.89     15.89        2,703      40,721     11.89%     11.89%       0.84%
              2006        2/2/06    0.40%    0.40%     14.20     14.20        6,057      85,994      5.58%      5.58%       1.14%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
              2009                  0.00%    0.40%     10.13     13.03      112,972   1,201,051     30.72%     31.24%       1.84%
              2008                  0.00%    0.40%      8.56      9.97       68,039     561,039    -38.10%    -38.10%       2.22%
              2007                  0.40%    0.40%     13.83     16.11       24,965     368,564      4.62%      4.62%       1.68%
              2006                  0.40%    0.40%     13.22     15.39       19,467     275,754     14.74%     14.74%       1.70%
              2005                  0.40%    0.40%     13.42     13.42       12,781     162,056      5.41%      5.41%       1.73%

AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
              2009                  0.00%    0.40%     11.94     12.71        4,369      52,654     38.38%     38.95%       6.43%
              2008                  0.00%    0.40%      8.59      9.19       25,639     232,791    -24.14%    -23.84%      21.99%
              2007        2/8/07    0.00%    0.40%     11.28     12.11        1,919      21,827     -1.25%     -0.83%      12.73%

AMERICAN FUNDS INTERNATIONAL CLASS 2
              2009                  0.00%    0.70%     16.15     19.48       25,286     454,641     42.08%     42.50%       1.74%
              2008                  0.40%    0.70%     11.33     13.71       49,859     569,950    -42.53%    -42.35%       1.32%
              2007                  0.40%    0.70%     19.66     23.86       78,622   1,554,437     19.19%     19.54%       1.78%
              2006                  0.40%    0.70%     16.44     20.02       49,908     827,486     18.15%     18.50%       1.73%
              2005                  0.40%    0.70%     13.88     16.95       27,217     382,646     20.65%     21.02%       1.72%

AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
              2009                  0.40%    0.70%     12.46     13.50       21,009     267,329      1.79%      2.09%       2.36%
              2008                  0.40%    0.70%     12.21     13.27       63,565     781,677      6.88%      7.20%       3.53%
              2007                  0.40%    0.70%     11.39     12.41       23,639     274,859      5.74%      6.06%       7.83%
              2006                  0.40%    0.70%     10.74     11.74       16,773     184,743      3.03%      3.34%       2.81%
              2005                  0.40%    0.70%     11.39     11.39        9,786     105,402      1.70%      1.70%       1.60%

DELAWARE VIP DIVERSIFIED INCOME
              2009                  0.40%    0.40%     14.71     14.71        1,028      15,119     26.45%     26.45%       7.31%
              2008                  0.40%    0.40%     11.63     11.63        1,670      19,428     -4.92%     -4.92%       0.00%
              2007                  0.40%    0.40%     12.23     12.23        2,547      31,164      7.20%      7.20%       3.25%
              2006       2/10/06    0.40%    0.40%     11.41     11.41        1,948      22,234      6.84%      6.84%       1.63%

DELAWARE VIP EMERGING MARKETS
              2009                  0.00%    0.40%     16.04     24.29      221,850   3,676,314     77.40%     78.12%       1.00%
              2008                  0.00%    0.40%     13.69     13.69      119,633   1,107,274    -51.75%    -51.75%       1.29%
              2007                  0.40%    0.40%     28.38     28.38       15,173     430,646     38.30%     38.30%       0.58%
              2006                  0.40%    0.40%     20.52     20.52        2,139      43,899     26.63%     26.63%       0.83%
              2005        7/1/05    0.40%    0.40%     16.21     16.21        1,161      18,823     19.26%     19.26%       0.00%

DELAWARE VIP HIGH YIELD
              2009                  0.00%    0.40%     13.08     14.44      148,257   1,941,011     48.38%     48.97%       4.26%
              2008                  0.00%    0.40%      9.73      9.73       32,450     285,416    -24.48%    -24.48%       6.52%
              2007                  0.40%    0.40%     12.88     12.88          561       7,231      2.38%      2.38%      11.62%
              2006       2/14/06    0.40%    0.40%     12.58     12.58          547       6,880     10.01%     10.01%       6.99%

DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME
              2009        6/4/09    0.40%    0.40%     12.21     12.21        4,766      58,202      6.19%      6.19%       2.06%

DELAWARE VIP REIT
              2009                  0.00%    0.40%     11.52     11.52       48,194     497,976     22.81%     22.81%       0.55%
              2008                  0.40%    0.40%      9.38      9.38        1,666      15,627    -35.32%    -35.32%       1.82%
              2007                  0.40%    0.40%     14.50     14.50        1,343      19,479    -14.28%    -14.28%       1.88%
              2006        2/2/06    0.40%    0.40%     16.92     16.92          491       8,306     24.13%     24.13%       0.31%

DELAWARE VIP SMALL CAP VALUE
              2009                  0.40%    0.40%     12.82     19.13       22,199     335,096     31.30%     31.30%       0.72%
              2008                  0.40%    0.40%      9.76     14.57       15,173     177,875    -30.16%    -30.16%       0.68%
              2007                  0.40%    0.40%     13.98     20.86       13,597     240,551     -6.99%     -6.99%       0.44%
              2006                  0.40%    0.40%     15.03     22.43       11,023     212,164     15.72%     15.72%       0.19%
              2005                  0.40%    0.40%     19.38     19.38        7,983     140,248      8.98%      8.98%       0.26%

                                  MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP U.S. GROWTH
              2009       3/30/09    0.40%    0.40%    $11.87    $11.87        3,109  $   36,893     44.59%     44.59%       0.15%

DELAWARE VIP VALUE
              2009                  0.40%    0.40%     11.08     11.08          851       9,432     17.49%     17.49%       4.97%
              2008                  0.40%    0.40%      9.43      9.43       27,926     263,471    -33.69%    -33.69%       3.04%
              2007                  0.40%    0.40%     14.23     14.23       65,366     930,017     -3.11%     -3.11%       1.55%
              2006                  0.40%    0.40%     14.68     14.68       60,997     895,713     23.60%     23.60%       1.63%
              2005                  0.40%    0.40%     11.88     11.88       42,603     506,143      5.60%      5.60%       1.50%

DWS VIP EAFE EQUITY INDEX CLASS A
              2005                  0.00%    0.00%        --        --           --          --      0.00%      0.00%       2.32%

DWS VIP EQUITY 500 INDEX CLASS A
              2009                  0.00%    0.70%      9.84     11.15       40,600     431,828     25.44%     26.32%       3.45%
              2008                  0.00%    0.70%      7.79      8.89      136,165   1,182,323    -37.59%    -37.15%       2.51%
              2007                  0.00%    0.70%     13.93     14.24      154,041   2,144,393      4.56%      4.88%       2.11%
              2006                  0.40%    0.70%     13.28     13.62      113,178   1,504,846     14.72%     15.06%       1.21%
              2005                  0.40%    0.70%     11.54     11.87       53,584     620,014      3.95%      4.26%       1.82%

DWS VIP SMALL CAP INDEX CLASS A
              2009                  0.00%    0.70%      9.73     14.85        6,973      74,534     25.69%     26.57%       2.99%
              2008                  0.00%    0.70%      7.69     11.82        8,342      69,649    -34.58%    -34.12%       0.98%
              2007                  0.00%    0.70%     13.96     18.07        3,814      55,298     -2.58%     -2.29%       0.81%
              2006                  0.40%    0.70%     18.55     18.55        2,117      35,304     16.67%     16.67%       0.65%
              2005                  0.70%    0.70%     15.90     15.90          992      15,762      3.53%      3.53%       0.54%

FIDELITY VIP ASSET MANAGER SERVICE CLASS
              2009                  0.40%    0.40%     12.30     12.30       19,850     244,065     28.43%     28.43%       2.39%
              2008                  0.40%    0.40%      9.57      9.57       18,260     174,830    -29.10%    -29.10%       3.14%
              2007                  0.40%    0.40%     13.50     13.50       13,888     187,556     14.90%     14.90%       5.68%
              2006                  0.40%    0.40%     11.75     11.75        9,742     114,507      6.81%      6.81%       1.65%
              2005        7/1/05    0.40%    0.40%     11.00     11.00        4,941      54,374      4.05%      4.05%       0.00%

FIDELITY VIP CONTRAFUND SERVICE CLASS
              2009                  0.00%    0.40%     10.75     16.12      154,202   1,773,121     35.12%     35.66%       1.27%
              2008                  0.00%    0.40%      9.70     11.93      131,626   1,118,968    -42.84%    -42.84%       1.26%
              2007                  0.40%    0.40%     16.97     20.87       26,284     481,079     17.04%     17.04%       0.95%
              2006                  0.40%    0.40%     14.50     17.83       17,586     281,115     11.14%     11.14%       1.08%
              2005                  0.40%    0.40%     16.04     16.04       11,710     173,979     16.38%     16.38%       0.12%

FIDELITY VIP EQUITY-INCOME SERVICE CLASS
              2009                  0.40%    0.70%     11.63     11.63       20,176     239,838     29.12%     29.12%       4.16%
              2008                  0.70%    0.70%      9.01      9.01        2,454      22,105    -43.10%    -43.10%       2.46%
              2007                  0.70%    0.70%     15.83     15.83        2,503      39,626      0.71%      0.71%       1.90%
              2006                  0.70%    0.70%     15.72     15.72        2,191      34,449     19.25%     19.25%       3.25%
              2005                  0.70%    0.70%     13.18     13.18        1,823      24,027      5.02%      5.02%       1.27%

FIDELITY VIP MID CAP SERVICE CLASS
              2009                  0.00%    0.40%     11.53     13.22      171,366   1,981,995     39.46%     40.01%       0.58%
              2008                  0.00%    0.40%      9.48      9.48      138,674   1,147,537    -39.75%    -39.75%       2.30%
              2007                  0.40%    0.40%     15.73     15.73        2,632      41,406     15.03%     15.03%       0.67%
              2006        2/2/06    0.40%    0.40%     13.68     13.68        2,640      36,113      2.99%      4.19%       0.09%

FIDELITY VIP OVERSEAS SERVICE CLASS
              2009                  0.40%    0.40%     13.16     13.16          345       4,539     25.93%     25.93%       0.11%
              2008                  0.40%    0.40%     10.45     10.45        1,688      17,645    -44.09%    -44.09%       2.89%
              2007                  0.40%    0.40%     18.70     18.70        1,459      27,270     16.73%     16.73%       2.89%
              2006        3/7/06    0.40%    0.40%     16.02     18.30          666      11,367      9.56%     16.00%       0.00%

FTVIPT FRANKLIN INCOME SECURITIES
              2008        3/4/08    0.00%    0.00%        --        --           --          --      0.00%      0.00%       0.11%

FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES
              2009                  0.40%    0.40%     11.80     11.80          305       3,597     43.37%     43.37%       0.00%
              2008                  0.40%    0.40%      8.23      8.23       35,265     290,140    -42.57%    -42.57%       0.00%
              2007                  0.40%    0.40%     14.33     14.33       79,304   1,136,142     11.06%     11.06%       0.00%
              2006                  0.40%    0.40%     12.90     12.90       53,024     683,986      8.52%      8.52%       0.00%
              2005                  0.40%    0.40%     11.89     11.89       27,864     331,215      4.67%      4.67%       0.00%

FTVIPT FRANKLIN U.S. GOVERNMENT
              2009                  0.40%    0.40%     11.61     11.61       15,904     184,637      2.93%      2.93%       3.99%
              2008      10/13/08    0.40%    0.40%     11.28     11.28       16,122     181,845      5.01%      5.01%       0.00%

                                  MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES
              2009                  0.00%    0.00%    $ 9.42    $ 9.42      173,347  $1,633,271     26.35%     26.35%       2.33%
              2008                  0.00%    0.00%      7.46      7.46      104,673     780,558    -36.93%    -36.93%       3.80%
              2007        2/8/07    0.00%    0.00%     11.82     11.82        1,781      21,060      0.56%      0.56%       1.19%

FTVIPT TEMPLETON GLOBAL BOND SECURITIES
              2009                  0.40%    0.40%     15.62     15.62       11,314     176,660     18.51%     18.51%       5.27%
              2008                  0.40%    0.40%     13.18     13.18        2,629      34,637      6.04%      6.04%       6.06%
              2007                  0.40%    0.40%     12.43     12.43          396       4,923     10.84%     10.84%       2.89%
              2006       3/10/06    0.40%    0.40%     11.21     11.21          405       4,540      9.94%      9.94%       3.12%

FTVIPT TEMPLETON GROWTH SECURITIES
              2009                  0.40%    0.70%     11.48     13.23       16,185     189,561     30.42%     30.81%       3.73%
              2008                  0.40%    0.70%      8.78     10.15       13,371     120,354    -42.54%    -42.37%       1.91%
              2007                  0.40%    0.70%     15.23     17.66        8,416     133,591      1.84%      2.14%       1.59%
              2006                  0.40%    0.70%     14.91     17.34        6,536     102,263     21.35%     21.72%       1.12%
              2005        7/1/05    0.40%    0.70%     12.25     14.29        4,014      52,616      6.78%      8.58%       0.00%

JANUS ASPEN SERIES BALANCED SERVICE SHARES
              2009                  0.70%    0.70%     15.32     15.32       20,557     315,004     24.71%     24.71%       2.76%
              2008                  0.70%    0.70%     12.29     12.29       20,840     256,084    -16.65%    -16.65%       2.42%
              2007                  0.70%    0.70%     14.74     14.74       21,105     311,128      9.52%      9.52%       2.29%
              2006                  0.70%    0.70%     13.46     13.46       21,348     287,358      9.64%      9.64%       1.95%
              2005                  0.70%    0.70%     12.28     12.28       16,662     204,555      6.91%      6.91%       1.90%

JANUS ASPEN SERIES FLEXIBLE BOND SERVICE SHARES
              2009                  0.40%    0.40%     13.56     13.56          116       1,568     12.49%     12.49%       3.47%
              2008                  0.40%    0.40%     12.05     12.05       28,815     347,356      5.29%      5.29%       3.18%
              2007                  0.40%    0.40%     11.45     11.45       73,894     846,016      6.37%      6.37%       5.03%
              2006                  0.40%    0.40%     10.76     10.76       41,361     445,180      3.56%      3.56%       4.46%
              2005                  0.40%    0.40%     10.39     10.39       21,458     223,011      1.27%      1.27%       5.93%

LVIP BARON GROWTH OPPORTUNITIES
              2009                  0.40%    0.40%     11.47     11.47           85         969     38.13%     38.13%       0.00%
              2008        4/8/08    0.00%    0.40%      7.11      8.30        4,224      33,942    -34.46%    -31.12%       0.00%

LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
              2009                  0.00%    0.40%     10.29     12.32        4,973      52,899     37.77%     38.33%       0.00%
              2008                  0.00%    0.40%      7.44      8.94        4,785      39,202    -39.38%    -39.13%       0.00%
              2007        2/8/07    0.00%    0.40%     12.23     14.75        3,326      46,825     -2.47%      1.44%       0.00%

LVIP COHEN & STEERS GLOBAL REAL ESTATE
              2008        2/8/08    0.00%    0.00%        --        --           --          --      0.00%      0.00%       0.84%

LVIP CORE
              2006       1/30/06    0.40%    0.40%     11.94     11.94           40         476     11.53%     11.53%       0.80%

LVIP DELAWARE BOND
              2009                  0.00%    0.70%     12.79     15.83       50,235     738,564     18.07%     18.90%       4.78%
              2008                  0.00%    0.70%     10.76     13.37       35,240     459,274     -3.60%     -2.93%       2.55%
              2007                  0.00%    0.70%     11.58     13.82       36,753     498,727      4.71%      5.03%       5.30%
              2006                  0.40%    0.70%     11.03     13.16       33,415     433,213      3.98%      4.30%       4.71%
              2005                  0.40%    0.70%     12.46     12.62       26,359     329,311      1.92%      2.23%       3.90%

LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION
              2009                  0.40%    0.40%     12.62     12.62        1,173      14,806     31.46%     31.46%       1.82%
              2008                  0.40%    0.40%      9.60      9.60          986       9,465    -33.49%    -33.49%       6.71%
              2007                  0.40%    0.40%     14.44     14.44          972      14,040      5.95%      5.95%       1.70%
              2006        2/8/06    0.40%    0.40%     13.63     13.63          993      13,529     12.32%     12.32%       1.31%

LVIP DELAWARE GROWTH AND INCOME
              2009                  0.40%    0.40%     10.14     10.14        5,049      51,219     24.18%     24.18%       1.67%
              2008                  0.40%    0.40%      8.17      8.17          386       3,155    -36.01%    -36.01%       1.38%
              2007                  0.40%    0.40%     12.77     12.77          370       4,727      5.74%      5.74%       1.16%
              2006       1/30/06    0.40%    0.40%     12.07     12.07          457       5,511      8.82%      8.82%       1.47%

LVIP DELAWARE SOCIAL AWARENESS
              2008       6/27/08    0.40%    0.40%      9.37      9.37          380       3,564    -29.35%    -29.35%       1.04%
              2006        2/2/06    0.40%    0.40%     14.00     14.00          224       3,140      9.37%      9.37%       0.87%

LVIP GROWTH OPPORTUNITIES
              2006       11/8/06    0.40%    0.40%     13.47     13.47        6,504      87,640      3.14%      3.14%       0.00%

                                  MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP JANUS CAPITAL APPRECIATION
              2009                  0.40%    0.40%    $11.89    $11.89            5  $       62     37.97%     37.97%       0.58%
              2008                  0.40%    0.40%      8.62      8.62          722       6,225    -41.06%    -41.06%       0.19%
              2007       8/13/07    0.40%    0.40%     14.62     14.62        2,441      35,713     11.24%     11.24%       0.26%

LVIP MONDRIAN INTERNATIONAL VALUE
              2009                  0.00%    0.40%     11.50     14.27      118,812   1,407,571     20.75%     21.23%       3.25%
              2008                  0.00%    0.40%     11.82     11.82       88,058     859,928    -36.91%    -36.91%       7.73%
              2007                  0.40%    0.40%     18.73     18.73        6,786     127,093     11.04%     11.04%       2.20%
              2006                  0.40%    0.40%     16.87     16.87        5,292      89,255     29.49%     29.49%       3.42%
              2005        7/1/05    0.40%    0.40%     13.03     13.03        2,687      35,004     11.44%     11.44%       1.77%

LVIP MONEY MARKET
              2009                  0.00%    0.40%     11.39     11.41      578,309   6,598,628     -0.10%      0.30%       0.29%
              2008                  0.00%    0.40%     11.36     11.42      487,697   5,563,480      1.94%      2.34%       2.39%
              2007                  0.00%    0.40%     11.20     11.20      442,890   4,961,099      4.55%      4.55%       4.84%
              2006                  0.40%    0.40%     10.71     10.71      274,729   2,943,651      4.26%      4.26%       4.60%
              2005       2/14/05    0.40%    0.40%     10.28     10.28      138,323   1,421,500      2.19%      2.19%       3.23%

LVIP SSgA S&P 500 INDEX
              2009                  0.00%    0.40%      9.27      9.27      267,477   2,482,339     26.11%     26.11%       1.72%
              2008        2/8/08    0.00%    0.00%      7.35      7.35      133,361     980,152    -30.84%    -30.84%       4.98%

LVIP SSgA SMALL-CAP INDEX
              2009                  0.00%    0.40%      7.70      7.70      117,418     902,789     26.02%     26.02%       0.82%
              2008        2/8/08    0.00%    0.00%      6.11      6.11       70,929     433,292    -27.63%    -27.63%       1.56%

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH
              2009                  0.40%    0.40%     12.77     12.77        1,746      22,288     45.76%     45.76%       0.12%
              2008        4/8/08    0.40%    0.40%      8.76      8.76          345       3,024    -38.68%    -38.68%       0.00%

LVIP TEMPLETON GROWTH
              2009       1/16/09    0.40%    0.40%      7.81      7.81       27,075     211,574      0.14%      0.14%       2.46%

LVIP WELLS FARGO INTRINSIC VALUE
              2009                  0.40%    0.40%      9.43      9.43       18,515     174,641     22.81%     22.81%       1.33%
              2008                  0.40%    0.40%      7.68      7.68       15,755     121,007    -38.57%    -38.57%       2.54%
              2007                  0.40%    0.40%     12.50     12.50        8,812     110,171      3.94%      3.94%       1.36%
              2006                  0.40%    0.40%     12.03     12.03        6,495      78,124     10.82%     10.82%       1.56%
              2005        7/1/05    0.40%    0.40%     10.85     10.85        3,036      32,953      5.70%      5.70%       1.14%

LVIP WILSHIRE CONSERVATIVE PROFILE
              2009                  0.00%    0.40%     12.12     12.48       33,090     401,703     24.35%     24.85%       4.96%
              2008        2/8/08    0.00%    0.40%      9.71     10.03       15,008     145,943    -17.25%    -15.65%       6.78%

LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE
              2009                  0.40%    0.40%     11.72     11.72        1,030      12,073     28.52%     28.52%       7.56%
              2008                  0.40%    0.40%      9.12      9.12          531       4,841    -33.69%    -33.69%       1.05%
              2007                  0.40%    0.40%     13.75     13.75          523       7,189      9.37%      9.37%       1.60%
              2006        2/8/06    0.40%    0.40%     12.57     12.57          530       6,656     11.50%     11.50%       1.16%

MFS VIT TOTAL RETURN
              2009                  0.00%    0.40%     10.74     11.81       34,069     400,345     17.56%     18.03%       3.13%
              2008                  0.00%    0.40%     10.04     10.04       28,354     284,361    -22.44%    -22.44%       2.90%
              2007                  0.40%    0.40%     12.95     12.95       20,522     265,742      3.80%      3.80%       2.02%
              2006                  0.40%    0.40%     12.48     12.48       14,661     182,909     11.45%     11.45%       1.53%
              2005        7/1/05    0.40%    0.40%     11.19     11.19        7,133      79,848      1.87%      1.87%       0.00%

MFS VIT UTILITIES
              2009                  0.40%    0.40%     19.46     19.46        5,876     123,477     32.69%     32.69%       1.86%
              2008                  0.40%    0.40%     14.66     14.66        1,881      27,583    -37.92%    -37.92%       1.99%
              2007                  0.40%    0.40%     23.62     23.62        3,332      78,695     27.39%     27.39%       1.03%
              2006       2/14/06    0.40%    0.40%     18.54     18.54          435       8,067     27.94%     27.94%       4.56%

NB AMT MID-CAP GROWTH
              2009                  0.40%    0.70%     13.02     13.42        3,195      42,227     30.68%     31.07%       0.00%
              2008                  0.40%    0.70%      9.97     10.24       39,575     404,638    -43.76%    -43.60%       0.00%
              2007                  0.40%    0.70%     17.72     18.15       68,340   1,239,446     21.67%     22.04%       0.00%
              2006                  0.40%    0.70%     14.56     14.87       49,275     732,314     13.90%     14.24%       0.00%
              2005                  0.40%    0.70%     13.02     13.02       25,813     335,824     13.29%     13.29%       0.00%

                                  MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
NB AMT REGENCY
              2009                  0.70%    0.70%    $15.74    $15.74      1,233    $   19,397     45.54%     45.54%       1.82%
              2008                  0.70%    0.70%     10.81     10.81      1,262        13,647    -46.20%    -46.20%       1.24%
              2007                  0.70%    0.70%     20.10     20.10      1,287        25,867      2.58%      2.58%       0.44%
              2006                  0.70%    0.70%     19.59     19.59      1,310        25,665     10.39%     10.39%       0.40%
              2005                  0.70%    0.70%     17.75     17.75      1,340        23,774     11.22%     11.22%       0.08%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2009:

                                                              AGGREGATE   AGGREGATE
                                                               COST OF    PROCEEDS
SUBACCOUNT                                                    PURCHASES  FROM SALES
-----------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                        $  511,561   $ 18,414
ABVPSF Growth and Income Class A                                131,481    436,593
ABVPSF International Value Class A                              144,566    118,999
ABVPSF Small/Mid Cap Value Class A                               75,395     48,647
American Century VP Income & Growth                                 408      3,655
American Century VP Inflation Protection Class 2                118,599     70,442
American Century VP International                                 8,300         57
American Funds Global Growth Class 2                            311,065     67,710
American Funds Global Small Capitalization Class 2               42,129     93,732
American Funds Growth Class 2                                   734,821    506,472
American Funds Growth-Income Class 2                            447,120     51,794
American Funds High-Income Bond Class 2                          62,395    264,865
American Funds International Class 2                            374,450    559,586
American Funds U.S. Government/AAA-Rated Securities Class 2      44,399    555,817
Delaware VIP Diversified Income                                   6,315     14,119
Delaware VIP Emerging Markets                                 1,493,427    217,385
Delaware VIP High Yield                                       1,419,342     30,856

                                                              AGGREGATE   AGGREGATE
                                                               COST OF    PROCEEDS
SUBACCOUNT                                                    PURCHASES  FROM SALES
-----------------------------------------------------------------------------------
Delaware VIP Limited-Term Diversified Income                 $   57,154  $    1,343
Delaware VIP REIT                                               449,975      26,268
Delaware VIP Small Cap Value                                    120,316      39,036
Delaware VIP U.S. Growth                                         29,788       1,189
Delaware VIP Value                                               56,530     298,168
DWS VIP Equity 500 Index Class A                                315,400   1,111,693
DWS VIP Small Cap Index Class A                                  90,076      94,539
Fidelity VIP Asset Manager Service Class                         33,260      12,459
Fidelity VIP Contrafund Service Class                           849,750     721,203
Fidelity VIP Equity-Income Service Class                        205,525       9,164
Fidelity VIP Mid Cap Service Class                              958,175     747,682
Fidelity VIP Overseas Service Class                             201,863     240,410
FTVIPT Franklin Small-Mid Cap Growth Securities                 112,027     407,624
FTVIPT Franklin U.S. Government                                   7,290       3,205
FTVIPT Mutual Shares Securities                                 654,717     105,923
FTVIPT Templeton Global Bond Securities                         147,468      16,039
FTVIPT Templeton Growth Securities                               35,398       4,321
Janus Aspen Series Balanced Service Shares                       17,974       5,699
Janus Aspen Series Flexible Bond Service Shares                 140,683     492,325
LVIP Baron Growth Opportunities                                  55,973      91,613
LVIP Baron Growth Opportunities Service Class                    92,073     107,650
LVIP Delaware Bond                                              237,204      31,366
LVIP Delaware Foundation Aggressive Allocation                    2,401         401
LVIP Delaware Growth and Income                                  39,923       3,237
LVIP Delaware Social Awareness                                    3,200       6,841
LVIP Janus Capital Appreciation                                   1,238       8,871
LVIP Mondrian International Value                               804,277     551,341
LVIP Money Market                                             7,617,799   6,582,661
LVIP SSgA S&P 500 Index                                       1,208,072     164,002
LVIP SSgA Small-Cap Index                                       468,725     192,818
LVIP T. Rowe Price Structured Mid-Cap Growth                     18,175       3,290
LVIP Templeton Growth                                           217,084       2,589
LVIP Wells Fargo Intrinsic Value                                 33,374      10,499
LVIP Wilshire Conservative Profile                              218,110      13,250
LVIP Wilshire Moderately Aggressive Profile                      11,815       6,093
MFS VIT Total Return                                             88,335      21,185
MFS VIT Utilities                                               118,082      39,190
NB AMT Mid-Cap Growth                                           146,731     518,124
NB AMT Regency                                                      526         479

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2009:

                                                                        NET
                                                              SHARES   ASSET  FAIR VALUE
SUBACCOUNT                                                    OWNED    VALUE  OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                         45,608  $16.73  $  763,024    $  683,850
ABVPSF Growth and Income Class A                                 930   15.20      14,135        14,385
ABVPSF International Value Class A                             9,993   14.70     146,902       121,243
ABVPSF Small/Mid Cap Value Class A                             7,774   13.41     104,248        80,289
American Century VP Income & Growth                               13    5.38          71            90
American Century VP Inflation Protection Class 2              13,346   10.73     143,197       139,519
American Century VP International                              1,195    7.73       9,238         8,341
American Funds Global Growth Class 2                          14,678   19.50     286,211       259,201
American Funds Global Small Capitalization Class 2             3,754   17.75      66,630        59,403
American Funds Growth Class 2                                 28,450   46.10   1,311,568       974,797
American Funds Growth-Income Class 2                          38,520   31.18   1,201,055     1,210,749
American Funds High-Income Bond Class 2                        5,068   10.39      52,654        45,099
American Funds International Class 2                          26,572   17.11     454,646       423,676

                                                                        NET
                                                              SHARES   ASSET  FAIR VALUE
SUBACCOUNT                                                    OWNED    VALUE  OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------
American Funds U.S. Government/AAA-Rated Securities Class 2   22,130  $12.08  $  267,333    $  262,408
Delaware VIP Diversified Income                                1,377   10.98      15,119        13,528
Delaware VIP Emerging Markets                                194,823   18.87   3,676,318     3,192,076
Delaware VIP High Yield                                      342,330    5.67   1,941,011     1,748,881
Delaware VIP Limited-Term Diversified Income                   5,814   10.01      58,203        55,856
Delaware VIP REIT                                             64,255    7.75     497,977       442,268
Delaware VIP Small Cap Value                                  13,784   24.31     335,100       331,499
Delaware VIP U.S. Growth                                       5,153    7.16      36,893        28,774
Delaware VIP Value                                               646   14.60       9,432         9,316
DWS VIP Equity 500 Index Class A                              36,940   11.69     431,832       428,262
DWS VIP Small Cap Index Class A                                7,529    9.90      74,534        71,273
Fidelity VIP Asset Manager Service Class                      18,891   12.92     244,068       246,349
Fidelity VIP Contrafund Service Class                         86,284   20.55   1,773,127     1,758,348
Fidelity VIP Equity-Income Service Class                      14,319   16.75     239,841       236,064
Fidelity VIP Mid Cap Service Class                            78,001   25.41   1,981,996     1,417,634
Fidelity VIP Overseas Service Class                              303   14.99       4,539         6,182
FTVIPT Franklin Small-Mid Cap Growth Securities                  207   17.36       3,597         2,891
FTVIPT Franklin U.S. Government                               14,116   13.08     184,639       177,081
FTVIPT Mutual Shares Securities                              110,730   14.75   1,633,271     1,474,639
FTVIPT Templeton Global Bond Securities                        9,970   17.72     176,662       167,308
FTVIPT Templeton Growth Securities                            17,951   10.56     189,563       204,584
Janus Aspen Series Balanced Service Shares                    11,279   27.93     315,010       277,582
Janus Aspen Series Flexible Bond Service Shares                  117   13.36       1,568         1,467
LVIP Baron Growth Opportunities                                   40   24.11         969           897
LVIP Baron Growth Opportunities Service Class                  2,209   23.95      52,899        46,185
LVIP Delaware Bond                                            55,440   13.32     738,573       704,362
LVIP Delaware Foundation Aggressive Allocation                 1,310   11.30      14,806        17,287
LVIP Delaware Growth and Income                                1,979   25.88      51,220        41,926
LVIP Janus Capital Appreciation                                    3   19.45          62            65
LVIP Mondrian International Value                             90,270   15.59   1,407,573     1,430,897
LVIP Money Market                                            659,867   10.00   6,598,668     6,598,668
LVIP SSgA S&P 500 Index                                      319,560    7.77   2,482,341     2,283,533
LVIP SSgA Small-Cap Index                                     63,318   14.26     902,790       830,166
LVIP T. Rowe Price Structured Mid-Cap Growth                   1,983   11.24      22,288        18,000
LVIP Templeton Growth                                          8,681   24.37     211,576       214,435
LVIP Wells Fargo Intrinsic Value                              15,266   11.44     174,643       196,330
LVIP Wilshire Conservative Profile                            35,590   11.29     401,703       353,123
LVIP Wilshire Moderately Aggressive Profile                    1,159   10.42      12,073        11,931
MFS VIT Total Return                                          22,903   17.48     400,349       408,199
MFS VIT Utilities                                              5,387   22.92     123,478       111,615
NB AMT Mid-Cap Growth                                          1,988   21.24      42,228        38,382
NB AMT Regency                                                 1,582   12.26      19,397        18,797

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                                   NET
                                                              UNITS     UNITS    INCREASE
SUBACCOUNT                                                    ISSUED  REDEEMED  (DECREASE)
------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                         52,093   (1,866)    50,227
ABVPSF Growth and Income Class A                              15,536  (52,663)   (37,127)
ABVPSF International Value Class A                            27,626  (20,468)     7,158
ABVPSF Small/Mid Cap Value Class A                            10,281   (6,041)     4,240
American Century VP Income & Growth                               34     (389)      (355)
American Century VP Inflation Protection Class 2               9,732   (6,045)     3,687
American Century VP International                                668       (4)       664
American Funds Global Growth Class 2                          22,407   (5,142)    17,265
American Funds Global Small Capitalization Class 2             5,488   (8,599)    (3,111)
American Funds Growth Class 2                                 87,847  (55,634)    32,213
American Funds Growth-Income Class 2                          50,456   (5,523)    44,933

                                                                                   NET
                                                              UNITS     UNITS    INCREASE
SUBACCOUNT                                                    ISSUED  REDEEMED  (DECREASE)
------------------------------------------------------------------------------------------
American Funds High-Income Bond Class 2                        6,368   (27,638)  (21,270)
American Funds International Class 2                          25,718   (50,291)  (24,573)
American Funds U.S. Government/AAA-Rated Securities Class 2    2,848   (45,404)  (42,556)
Delaware VIP Diversified Income                                  393    (1,035)     (642)
Delaware VIP Emerging Markets                                117,896   (15,679)  102,217
Delaware VIP High Yield                                      118,640    (2,833)  115,807
Delaware VIP Limited-Term Diversified Income                   4,874      (108)    4,766
Delaware VIP REIT                                             48,933    (2,405)   46,528
Delaware VIP Small Cap Value                                  10,235    (3,209)    7,026
Delaware VIP U.S. Growth                                       3,217      (108)    3,109
Delaware VIP Value                                             6,336   (33,411)  (27,075)
DWS VIP Equity 500 Index Class A                              37,916  (133,481)  (95,565)
DWS VIP Small Cap Index Class A                               11,855   (13,224)   (1,369)
Fidelity VIP Asset Manager Service Class                       2,641    (1,051)    1,590
Fidelity VIP Contrafund Service Class                         94,717   (72,141)   22,576
Fidelity VIP Equity-Income Service Class                      18,484      (762)   17,722
Fidelity VIP Mid Cap Service Class                           103,892   (71,200)   32,692
Fidelity VIP Overseas Service Class                           14,917   (16,260)   (1,343)
FTVIPT Franklin Small-Mid Cap Growth Securities               13,657   (48,617)  (34,960)
FTVIPT Franklin U.S. Government                                   --      (218)     (218)
FTVIPT Mutual Shares Securities                               81,278   (12,604)   68,674
FTVIPT Templeton Global Bond Securities                        9,771    (1,086)    8,685
FTVIPT Templeton Growth Securities                             3,212      (398)    2,814
Janus Aspen Series Balanced Service Shares                        --      (283)     (283)
Janus Aspen Series Flexible Bond Service Shares               11,237   (39,936)  (28,699)
LVIP Baron Growth Opportunities                                7,492   (11,631)   (4,139)
LVIP Baron Growth Opportunities Service Class                 10,852   (10,664)      188
LVIP Delaware Bond                                            17,159    (2,164)   14,995
LVIP Delaware Foundation Aggressive Allocation                   378      (191)      187
LVIP Delaware Growth and Income                                5,064      (401)    4,663
LVIP Delaware Social Awareness                                   362      (742)     (380)
LVIP Janus Capital Appreciation                                  117      (834)     (717)
LVIP Mondrian International Value                             82,517   (51,763)   30,754
LVIP Money Market                                            754,201  (663,589)   90,612
LVIP SSgA S&P 500 Index                                      153,782   (19,666)  134,116
LVIP SSgA Small-Cap Index                                     73,710   (27,221)   46,489
LVIP T. Rowe Price Structured Mid-Cap Growth                   1,759      (358)    1,401
LVIP Templeton Growth                                         27,469      (394)   27,075
LVIP Wells Fargo Intrinsic Value                               4,097    (1,337)    2,760
LVIP Wilshire Conservative Profile                            19,331    (1,249)   18,082
LVIP Wilshire Moderately Aggressive Profile                    1,144      (645)      499
MFS VIT Total Return                                           7,755    (2,040)    5,715
MFS VIT Utilities                                              6,388    (2,393)    3,995
NB AMT Mid-Cap Growth                                         14,778   (51,158)  (36,380)
NB AMT Regency                                                    --       (29)      (29)

The change in units outstanding for the year ended December 31, 2008, is as follows:

                                                                                   NET
                                                              UNITS     UNITS    INCREASE
SUBACCOUNT                                                    ISSUED  REDEEMED  (DECREASE)
------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                         18,532     (315)    18,217
ABVPSF Growth and Income Class A                              21,182  (49,480)   (28,298)
ABVPSF International Value Class A                            14,178   (5,510)     8,668
ABVPSF Small/Mid Cap Value Class A                             9,667   (7,243)     2,424
American Century VP Income & Growth                               44   (1,898)    (1,854)
American Century VP Inflation Protection Class 2               9,461   (2,151)     7,310
American Century VP International                                  6     (893)      (887)
American Funds Global Growth Class 2                          74,946  (75,718)      (772)
American Funds Global Small Capitalization Class 2             6,062   (2,107)     3,955
American Funds Growth Class 2                                 92,773   (3,361)    89,412
American Funds Growth-Income Class 2                          53,639  (10,565)    43,074

                                                                                   NET
                                                              UNITS     UNITS    INCREASE
SUBACCOUNT                                                    ISSUED  REDEEMED  (DECREASE)
------------------------------------------------------------------------------------------
American Funds High-Income Bond Class 2                       26,307    (2,587)   23,720
American Funds International Class 2                          33,305   (62,068)  (28,763)
American Funds U.S. Government/AAA-Rated Securities Class 2  100,479   (60,553)   39,926
Delaware VIP Diversified Income                                2,039    (2,916)     (877)
Delaware VIP Emerging Markets                                124,472   (20,012)  104,460
Delaware VIP High Yield                                       42,123   (10,234)   31,889
Delaware VIP REIT                                              1,305      (982)      323
Delaware VIP Small Cap Value                                   5,233    (3,657)    1,576
Delaware VIP Value                                            23,399   (60,839)  (37,440)
DWS VIP Equity 500 Index Class A                              79,020   (96,896)  (17,876)
DWS VIP Small Cap Index Class A                                6,949    (2,421)    4,528
Fidelity VIP Asset Manager Service Class                       7,047    (2,675)    4,372
Fidelity VIP Contrafund Service Class                        120,091   (14,749)  105,342
Fidelity VIP Equity-Income Service Class                          --       (49)      (49)
Fidelity VIP Growth Service Class                             63,811   (63,811)       --
Fidelity VIP Mid Cap Service Class                           137,091    (1,049)  136,042
Fidelity VIP Overseas Service Class                              293       (64)      229
FTVIPT Franklin Income Securities                              2,544    (2,544)       --
FTVIPT Franklin Small-Mid Cap Growth Securities               11,637   (55,676)  (44,039)
FTVIPT Franklin U.S. Government                               16,191       (69)   16,122
FTVIPT Mutual Shares Securities                              104,918    (2,026)  102,892
FTVIPT Templeton Global Bond Securities                       19,488   (17,255)    2,233
FTVIPT Templeton Growth Securities                             5,132      (177)    4,955
Janus Aspen Series Balanced Service Shares                        --      (265)     (265)
Janus Aspen Series Flexible Bond Service Shares                6,287   (51,366)  (45,079)
LVIP Baron Growth Opportunities                                4,331      (107)    4,224
LVIP Baron Growth Opportunities Service Class                  2,001      (542)    1,459
LVIP Capital Growth                                               60       (60)       --
LVIP Cohen & Steers Global Real Estate                        49,046   (49,046)       --
LVIP Delaware Bond                                            92,555   (94,068)   (1,513)
LVIP Delaware Growth and Income                                   33       (17)       16
LVIP Delaware Social Awareness                                   386        (6)      380
LVIP Wells Fargo Intrinsic Value                               7,137      (194)    6,943
LVIP Janus Capital Appreciation                                1,843    (3,562)   (1,719)
LVIP Mid-Cap Value                                            90,177   (90,177)       --
LVIP Mondrian International Value                             82,790    (1,518)   81,272
LVIP Money Market                                            994,634  (949,827)   44,807
LVIP SSgA S&P 500 Index                                      138,628    (5,267)  133,361
LVIP SSgA Small-Cap Index                                     74,630    (3,701)   70,929
LVIP T. Rowe Price Structured Mid-Cap Growth                     676      (331)      345
LVIP Delaware Foundation Aggressive Allocation                    40       (26)       14
LVIP Wilshire Conservative Profile                            15,310      (302)   15,008
LVIP Wilshire Moderately Aggressive Profile                       23       (15)        8
MFS VIT Total Return                                           9,583    (1,751)    7,832
MFS VIT Utilities                                              4,002    (5,453)   (1,451)
NB AMT Mid-Cap Growth                                         10,452   (39,217)  (28,765)
NB AMT Regency                                                    --       (25)      (25)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
     and
Contract Owners of LLANY Separate Account S for Flexible Premium Variable Life Insurance

We have audited the accompanying statements of assets and liabilities of LLANY Separate Account S for Flexible Premium Variable Life Insurance ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2009, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting LLANY Separate Account S for Flexible Premium Variable Life Insurance at December 31, 2009, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST & YOUNG, LLP

Philadelphia, Pennsylvania
April 20, 2010

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(1)

(2) N/A

(3) Selling Group Agreement between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc.(3)

(4) (a) Policy Form LN939 NY(12)

     (b) Term Insurance Rider - Policy Form LR526 NY(9)

     (c) Load Amortization Rider - Policy Form LR853 NY(12)

     (d) Change of Insured Employee Benefit Rider - Policy Form LR493 NY(9)

     (e) Adjustable Benefit Enhancement Rider(11)

(5) (a) Application Part I - B58NY

(b) Application Part II (Corporate/Individual Owner) - B59NY

     (c) Consent Forms B10457NY and B10458NY

(6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New
   York(2)

     (b) Bylaws of Lincoln Life & Annuity Company of New York(2)

(7) Reinsurance Contracts(7)

(8) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(8)

     (b) American Century Investments Variable Portfolios, Inc.(8)

     (c) American Funds Insurance Series(8)

     (d) BlackRock Variable Series Fund, Inc.(8)

     (e) Delaware VIP Trust(8)

     (f) DWS Investments VIT Funds(8)

     (g) DWS Variable Series II(8)

     (h) Fidelity Variable Insurance Products(8)

     (i) Franklin Templeton Variable Insurance Products Trust(8)

     (j) Janus Aspen Series(8)

     (k) Lincoln Variable Insurance Products Trust(8)

     (l) M Fund, Inc.(10)

     (m) MFS Variable Insurance Trust(10)

     (n) Neuberger Berman Advisers Management Trust(10)

     (o) PIMCO Variable Insurance Trust(8)

(9) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(6)

   (b) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(4)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esq. (Filed Herewith)

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
  Firm.

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(8)

____________________

(1) Incorporated by reference to Initial Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 333-77496) filed on April 2,
2007.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-145531) filed on November 16, 2007.

(4) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File 333-84684) filed on April 7, 2004.

(5) Incorporated by reference to Post-Effective Amendment No. 33 on Form N-4 (File No. 333-63505) filed on January 25, 2010.

(6) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(7) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.

(8) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

(9) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-107461) filed on July 30, 2003.

(10) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-141768) filed on April 2, 2009.

(11) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on September 23, 2004.

(12) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125794) filed on June 14, 2005.

Item 27. Directors and Officers of the Depositor


Name                               Positions and Offices with Depositor
--------------------------------   -----------------------------------------------------------------------
Charles C. Cornelio**              Executive Vice President and Chief Administrative Officer and Director
Frederick J. Crawford**            Executive Vice President, Chief Financial Officer and Director
Robert W. Dineen***                Director
Lawrence A. Samplatsky****         Vice President and Chief Compliance Officer
Dennis R. Glass**                  President, Chief Executive Officer and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen*****                 Senior Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                Second Vice President, Secretary and General Counsel

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

*** Principal business address is Center Square West Tower, 1500 Market Street, Suite 3900, Philadelphia, PA 19102-2112

**** Principal business address is 350 Church Street, Hartford, CT 06103

*****     Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (5)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life; Lincoln New York Account T Variable Annuity; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Patrick J. Caulfield***     Vice President and Chief Compliance Officer
Joel Schwartz*              Vice President and Director
James Ryan*                 Vice President and Director
Randall J. Freitag*         Vice President and Treasurer
Wilford H. Fuller*          President, Chief Executive Officer and Director
David M. Kittredge*         Senior Vice President
Linda Woodward**            Secretary
Keith J. Ryan**             Vice President and Chief Financial Officer

      * Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

   ** Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

*** Principal business address is 350 Church Street, Hartford, CT 06103

     (c) N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the Registrant, LLANY Separate Account S for Flexible Premium Variable Life Insurance, has duly caused this Post-Effective Amendment Number 4 to the Registration Statement (File No.: 333-141769; 811-09257; CIK: 0001081039) on Form N-6 to
be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut, on the 20th day of April, 2010. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

        LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE (REGISTRANT)




        By       /s/ Joshua R. Durand
          -------------------------------------
          Joshua R. Durand
          Assistant Vice President
          Lincoln Life & Annuity Company of New York




        LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
        (DEPOSITOR)




        By       /s/ Joshua R. Durand
          -------------------------------------
          Joshua R. Durand
          Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 4 to the Registration Statement (File No.:
333-141769; 811-09257; CIK: 0001081039) has been signed below on April 20,
2010, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                                           TITLE
---------                                                           -----
/s/ Dennis R. Glass *                                               President
-------------------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                           Executive Vice President; Chief Administration Officer and
-------------------------------------------                         Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                         Executive Vice President, Chief Financial Officer and Director
-------------------------------------------
Frederick J. Crawford

/s/ C. Phillip Elam II *                                            Senior Vice President, Chief Investment Officer
-------------------------------------------
C. Phillip Elam II

/s/ Robert W. Dineen *                                              Director
-------------------------------------------
Robert W. Dineen

/s/ George W. Henderson, III *                                      Director
-------------------------------------------
George W. Henderson, III

/s/ Mark E. Konen *                                                 Director
-------------------------------------------
Mark E. Konen

/s/ M. Leanne Lachman *                                             Director
-------------------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia *                                            Director
-------------------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard *                                            Director
-------------------------------------------
Patrick S. Pittard


*By:          /s/ John L. Reizian
    -------------------------------------------
    John L. Reizian
    Attorney-in-Fact, pursuant to a Power-
    of-Attorney filed with this Registration
    Statement

                           POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Kelly
D. Clevenger, Christine S. Frederick, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 333-141788; 333-141779; 333-141767; 333-141771; 333-141775; 333-141782; 333-141785;
333-141789; 333-141790; 333-148917; 333-155333
LLANY Separate Account R for Flexible Premium Variable Life: 333-141768; 333-141772; 333-141776; 333-141780; 333-141784; 333-141786; 333-149053
LLANY Separate Account S for Flexible Premium Variable Life: 333-141777; 333-141773; 333-141769
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-141770; 333-141774; 333-141778; 333-141783; 333-141781; 333-141787; 333-159954
Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B: 33-77496

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756; 333-141758; 333-141761; 333-141754; 333-141763; 333-141766; 333-147675; 333-148207;
333-147710
Lincoln Life & Annuity Variable Annuity Account L: 333-141755
Lincoln New York Account N for Variable Annuities: 333-141752; 333-141757; 333-141759; 333-141760; 333-141765; 333-141762; 333-145531; 333-148208;
333-147673; 333-147711; 333-149449

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you.
You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                     TITLE
---------                                                     -----
/s/ Dennis R. Glass *                                         President
--------------------------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                     Executive Vice President; Chief Administration Officer and
--------------------------------------------------            Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                   Executive Vice President, Chief Financial Officer and Director
--------------------------------------------------
Frederick J. Crawford

/s/ C. Phillip Elam II *                                      Senior Vice President, Chief Investment Officer
--------------------------------------------------
C. Phillip Elam II

/s/ Robert W. Dineen *                                        Director
--------------------------------------------------
Robert W. Dineen

/s/ George W. Henderson, III *                                Director
--------------------------------------------------
George W. Henderson, III

/s/ Mark E. Konen *                                           Director
--------------------------------------------------
Mark E. Konen

/s/ M. Leanne Lachman *                                       Director
--------------------------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia *                                      Director
--------------------------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard *                                      Director
--------------------------------------------------
Patrick S. Pittard

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2) avoid conflicts that would impair your ability to act in the principal's best interest;

(3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record or all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (Your Signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Delson R. Campbell, Kelly D. Clevenger, Christine S. Frederick, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
-----------------------------------------
Delson R. Campbell

/s/ Kelly D. Clevenger
-----------------------------------------
Kelly D. Clevenger

/s/ Christine S. Frederick
-----------------------------------------
Christine S. Frederick

/s/ Brian A. Kroll
-----------------------------------------
Brian A. Kroll

/s/ John L. Reizian
-----------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
-----------------------------------------
Lawrence A. Samplatsky

/s/ John D. Weber
-----------------------------------------
John D. Weber



Version: February 2010